UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

(formerly Wealth Preservation Strategy)

August 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 20, 2010

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2010.

Please note that effective December 31, 2009, AllianceBernstein Tax-Managed Wealth Preservation Strategy became AllianceBernstein Tax-Managed Conservative Wealth Strategy. At that time the investment objective and certain investment policies also changed.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between US and non-US markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and US and non-US companies to change in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy may invest without limit in non-US securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and US and non-US companies weightings (and the equity subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax-exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

The Strategy’s fixed-income securities will primarily be investment-grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade. The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy’s fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets. The Strategy may invest without limit in non-US securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and US and non-US companies to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may also enter into inflation (CPI) swap agreements with a notional amount equal to approximately 10% of the Strategy’s assets to protect against inflation risk. The Strategy may invest without limit in non-US securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 7-12 show performance for each Strategy compared to its respective balanced benchmark for the six- and 12-month periods ended August 31, 2010. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Barclays Capital 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Conservative Wealth Strategy, 30% S&P 500 Stock Index and 70% Barclays Capital 5-Year General Obligation Municipal Index.

For the six- and 12-month periods ended August 31, 2010, all the Strategies’ Class A shares without sales charges underperformed their composite benchmarks. The Strategies posted negative absolute returns for the six-month period ended August 31, 2010. The Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies were in positive territory for the 12-month period ended August 31, 2010; the Tax-Managed Wealth Appreciation Strategy posted modest, negative returns for the same period. Only the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies’ fixed-income bonds were positive on an absolute basis for the six-month period, while International Growth stocks posted positive absolute returns during the 12-month period. While various strategies underperformed their benchmarks during both periods ending August 31, 2010, the international growth and short municipal bond components were the largest contributors to relative performance during both periods.

For the 12-month period ended August 31, 2010, fixed-income components were the top contributors to absolute performance while international value and US growth stocks detracted from absolute returns. In relative terms, strong security selection within international growth was a contributor to relative performance. However, US growth was the largest detractor from relative returns, where underperformance was more pronounced as a result of its overweight to, and stock selection within, the financial sector.

For the six-month period ended August 31, 2010, the fixed-income components were the top contributors to absolute performance, while US and international equities detracted from absolute returns. Relative performance was mixed. International growth stocks contributed to relative returns as a result of broad based stock selection, while outperformance in short municipal bonds was mostly attributable to the Strategies’ overweight to A-rated and BBB-rated bonds. However, weak selection within financials and health care in US growth was a large detraction from relative returns, more than offsetting the positive contributions from other sleeves.

Market Review and Investment Strategy

Following a spectacular year-long market rally in 2009, volatility returned to global financial markets in 2010. Investors grew increasingly concerned about unsustainable levels of government debt in Greece and other peripheral euro-area countries. Markets whipsawed as investors reacted to these concerns and a host of other new uncertainties, ranging from the oil spill in the Gulf of Mexico to rising tensions between North and South Korea. As volatility rose, stocks fell in both developed and emerging markets and credit spreads widened. But while risk aversion increased, it remains far below levels seen during the recent financial crisis.

Despite these concerns, the global economic backdrop has improved, and the Strategies continue to be diversified across a broad set of return opportunities. The growth components are focused on finding firms with sound growth characteristics, while the value components currently have significant exposure to many attractively valued, cyclically-sensitive companies. The Strategies continue to feature a balanced blend of growth and value investment styles along with their fixed income allocations, and will continue to adhere to their strategic allocation targets through a disciplined rebalancing process.

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Barclays Capital 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US & Canada. The Barclays Capital 5-Year General Obligation Municipal Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

A Word About Risk

Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy

Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy*
Class A	-6.78%	-0.37%

Class B**	-7.16%	-1.06%

Class C	-7.15%	-1.06%

Advisor Class†	-6.75%	-0.11%

70% S&P 500 Stock Index/30% MSCI EAFE Index	-3.69%	2.77%

S&P 500 Stock Index	-4.04%	4.91%

MSCI EAFE Index	-3.04%	-2.34%

*Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.01% for the six-month period ended August 31, 2010.

**Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/10

* Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/10) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy*
Class A	-1.30%	3.76%

Class B**	-1.66%	3.02%

Class C	-1.65%	3.01%

Advisor Class†	-1.06%	4.16%

50% S&P 500 Stock Index/50% Barclays Capital 5-Year General Obligation Municipal Index	0.05%	6.57%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital 5-Year General Obligation Municipal Index	3.73%	7.53%

*Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.03% and 0.04% for the six- and 12-month periods ended August 31, 2010, respectively.

**Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/00 TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/00 to 8/31/10) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

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10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Conservative Wealth Strategy
Class A	-0.91%	3.07%

Class B*	-1.25%	2.35%

Class C	-1.16%	2.44%

Advisor Class†	-0.76%	3.37%

70% Barclays Capital 5-Year General Obligation Municipal Index/30% S&P 500 Stock Index	1.57%	7.04%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital 5-Year General Obligation Municipal Index	3.73%	7.53%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/00 TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Conservative Wealth Strategy Class A shares (from 8/31/00 to 8/31/10) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

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12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	-0.37%	-4.61%
5 Years	-2.71%	-3.55%
Since Inception*	1.44%	0.82%

Class B Shares
1 Year	-1.06%	-5.00%
5 Years	-3.42%	-3.42%
Since Inception*	0.72%	0.72%

Class C Shares
1 Year	-1.06%	-2.04%
5 Years	-3.42%	-3.42%
Since Inception*	0.73%	0.73%

Advisor Class Shares†
1 Year	-0.11%	-0.11%
5 Years	-2.44%	-2.44%
Since Inception*	1.73%	1.73%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.13%, 1.86%, 1.83% and 0.82% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	-0.41%
5 Years	-2.29%
Since Inception*	2.11%

Class B Shares
1 Year	-0.83%
5 Years	-2.16%
Since Inception*	2.00%

Class C Shares
1 Year	2.26%
5 Years	-2.13%
Since Inception*	2.02%

Advisor Class Shares†
1 Year	4.24%
5 Years	-1.16%
Since Inception*	3.04%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

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14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
Returns

Class A Shares
1 Year	-0.60%
5 Years	-2.52%
Since Inception*	1.94%

Class B Shares
1 Year	-0.92%
5 Years	-2.31%
Since Inception*	1.89%

Class C Shares
1 Year	2.17%
5 Years	-2.28%
Since Inception*	1.91%

Advisor Class Shares†
1 Year	4.01%
5 Years	-1.43%
Since Inception*	2.83%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)

Class A Shares
1 Year	-0.01%
5 Years	-1.90%
Since Inception*	1.83%

Class B Shares
1 Year	-0.41%
5 Years	-1.80%
Since Inception*	1.73%

Class C Shares
1 Year	1.60%
5 Years	-1.77%
Since Inception*	1.76%

Advisor Class Shares†
1 Year	3.07%
5 Years	-0.95%
Since Inception*	2.64%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	3.76%	-0.64%
5 Years	1.50%	0.62%
10 Years	-0.16%	-0.59%

Class B Shares
1 Year	3.02%	-0.98%
5 Years	0.77%	0.77%
10 Years(a)	-0.75%	-0.75%

Class C Shares
1 Year	3.01%	2.01%
5 Years	0.79%	0.79%
10 Years	-0.87%	-0.87%

Advisor Class Shares†
1 Year	4.16%	4.16%
5 Years	1.82%	1.82%
Since Inception*	3.50%	3.50%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.10%, 1.83%, 1.81% and 0.80% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	0.01%
5 Years	1.25%
10 Years	0.18%

Class B Shares
1 Year	-0.18%
5 Years	1.41%
10 Years(a)	0.03%

Class C Shares
1 Year	2.81%
5 Years	1.42%
10 Years	-0.10%

Advisor Class Shares†
1 Year	4.80%
5 Years	2.42%
Since Inception*	4.05%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
Returns

Class A Shares
1 Year	-0.43%
5 Years	1.08%
10 Years	-0.34%

Class B Shares
1 Year	-0.44%
5 Years	1.31%
10 Years(a)	-0.40%

Class C Shares
1 Year	2.55%
5 Years	1.32%
10 Years	-0.50%

Advisor Class Shares†
1 Year	4.25%
5 Years	2.22%
Since Inception*	3.88%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)

Class A Shares
1 Year	0.13%
5 Years	1.16%
10 Years	0.02%

Class B Shares
1 Year	-0.05%
5 Years	1.26%
10 Years(a)	-0.09%

Class C Shares
1 Year	1.89%
5 Years	1.28%
10 Years	-0.19%

Advisor Class Shares†
1 Year	3.26%
5 Years	2.19%
Since Inception*	3.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	3.07%	-1.28%
5 Years	1.90%	1.01%
10 Years	2.12%	1.68%

Class B Shares
1 Year	2.35%	-1.65%
5 Years	1.16%	1.16%
10 Years(a)	1.56%	1.56%

Class C Shares
1 Year	2.44%	1.44%
5 Years	1.18%	1.18%
10 Years	1.41%	1.41%

Advisor Class Shares†
1 Year	3.37%	3.37%
5 Years	2.18%	2.18%
Since Inception*	3.04%	3.04%

The Strategy’s current prospectus fee table shows the Strategy's total annual operating expense ratios as 1.25%, 1.98%, 1.96% and 0.95% for Class A, Class B and Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	-1.02%
5 Years	1.41%
10 Years	2.09%

Class B Shares
1 Year	-1.41%
5 Years	1.57%
10 Years(a)	1.95%

Class C Shares
1 Year	1.58%
5 Years	1.58%
10 Years	1.82%

Advisor Class Shares†
1 Year	3.64%
5 Years	2.60%
Since Inception*	3.41%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
Returns

Class A Shares
1 Year	-1.42%
5 Years	1.12%
10 Years	1.51%

Class B Shares
1 Year	-1.60%
5 Years	1.35%
10 Years(a)	1.47%

Class C Shares
1 Year	1.39%
5 Years	1.36%
10 Years	1.36%

Advisor Class Shares†
1 Year	3.15%
5 Years	2.28%
Since Inception*	3.17%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)

Class A Shares
1 Year	-0.54%
5 Years	1.34%
10 Years	1.62%

Class B Shares
1 Year	-0.84%
5 Years	1.43%
10 Years(a)	1.52%

Class C Shares
1 Year	1.10%
5 Years	1.45%
10 Years	1.41%

Advisor Class Shares†
1 Year	2.53%
5 Years	2.38%
Since Inception*	3.08%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$932.23	$5.07
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30
Class B
Actual	$1,000	$928.44	$8.80
Hypothetical (5% return before expenses)	$1,000	$1,016.08	$9.20
Class C
Actual	$1,000	$928.51	$8.65
Hypothetical (5% return before expenses)	$1,000	$1,016.23	$9.05
Advisor Class
Actual	$1,000	$932.55	$3.80
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.97

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$986.97	$5.61
Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70
Class B
Actual	$1,000	$983.43	$9.20
Hypothetical (5% return before expenses)	$1,000	$1,015.93	$9.35
Class C
Actual	$1,000	$983.48	$9.15
Hypothetical (5% return before expenses)	$1,000	$1,015.98	$9.30
Advisor Class
Actual	$1,000	$989.38	$4.11
Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.18

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$990.89	$6.02
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11
Class B
Actual	$1,000	$987.46	$9.52
Hypothetical (5% return before expenses)	$1,000	$1,015.63	$9.65
Class C
Actual	$1,000	$988.37	$9.52
Hypothetical (5% return before expenses)	$1,000	$1,015.63	$9.65
Advisor Class
Actual	$1,000	$992.36	$4.52
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Class A	1.04%	1.12%	1.20%
Class B	1.81%	1.84%	1.90%
Class C	1.78%	1.83%	1.90%
Advisor Class	0.78%	0.82%	0.90%

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $537.5

*	All data are as of August 31, 2010. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $230.3

*	All data are as of August 31, 2010. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

*	All-data are as of August 31, 2010. The Strategy’s quality rating is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $109.5

*	All data are as of August 31, 2010. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

*	All-data are as of August 31, 2010. The Strategy’s quality rating is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 17.6%
Capital Markets – 3.1%
Ameriprise Financial, Inc.	34,800	$1,516,584
Blackstone Group LP	243,250	2,454,392
Credit Suisse Group AG	40,047	1,751,405
Deutsche Bank AG	15,900	988,717
Franklin Resources, Inc.	11,495	1,109,382
Goldman Sachs Group, Inc. (The)	44,400	6,080,136
Man Group PLC	274,192	871,192
Morgan Stanley	77,900	1,923,351

		16,695,159

Commercial Banks – 5.2%
Banco do Brasil SA	51,700	838,386
Banco Santander SA	130,200	1,516,085
Bank of China Ltd.	894,000	451,651
Barclays PLC	264,800	1,215,702
BB&T Corp.	66,500	1,470,980
BNP Paribas	24,299	1,505,356
Comerica, Inc.	28,700	987,567
Danske Bank A/S(a)	33,700	744,362
DnB NOR ASA	32,800	360,162
Fifth Third Bancorp	146,700	1,621,035
Hana Financial Group, Inc.	21,000	540,645
Itau Unibanco Holding SA (ADR)	19,600	422,772
KB Financial Group, Inc.	17,350	705,022
KBC Groep NV(a)	7,100	293,106
National Australia Bank Ltd.	59,800	1,240,024
National Bank of Canada	7,000	404,239
Societe Generale	15,984	806,040
Standard Chartered PLC	91,940	2,455,267
Sumitomo Mitsui Financial Group, Inc.	27,700	822,050
Turkiye Garanti Bankasi AS	75,900	364,682
Turkiye Vakiflar Bankasi Tao – Class D	101,000	270,708
UniCredit SpA	500,335	1,166,315
US Bancorp	23,400	486,720
Wells Fargo & Co.	314,800	7,413,540

		28,102,416

Consumer Finance – 0.4%
Capital One Financial Corp.	40,500	1,533,330
ORIX Corp.	10,700	804,576

		2,337,906

Diversified Financial Services – 4.9%
Bank of America Corp.	342,000	4,257,900
BM&F Bovespa SA	63,700	464,262
Citigroup, Inc.(a)	316,900	1,178,868

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

CME Group, Inc. – Class A	10,555	$2,618,484
Hong Kong Exchanges and Clearing Ltd.	76,500	1,206,783
IG Group Holdings PLC	86,122	686,357
JPMorgan Chase & Co.	436,500	15,871,140

		26,283,794

Insurance – 2.5%
ACE Ltd.	13,700	732,539
Admiral Group PLC	79,679	1,852,747
Allianz SE	15,500	1,582,336
Allstate Corp. (The)	19,800	546,480
Aviva PLC	141,600	817,956
Berkshire Hathaway, Inc.(a)	24,000	1,890,720
Chubb Corp.	13,300	733,096
Muenchener Rueckversicherungs AG (MunichRe)	5,800	739,111
Old Mutual PLC	305,200	593,119
Prudential PLC	193,900	1,681,952
Travelers Cos., Inc. (The)	46,900	2,297,162

		13,467,218

Real Estate Management & Development – 1.3%
CapitaLand Ltd.	345,000	998,019
CapitaMalls Asia Ltd.	10,000	15,556
China Overseas Land & Investment Ltd.	390,000	836,106
Daito Trust Construction Co., Ltd.	7,800	447,920
Hang Lung Group Ltd.	68,000	410,240
Hang Lung Properties Ltd.	483,000	2,169,244
Mitsui Fudosan Co., Ltd.	54,000	876,275
New World Development Ltd.	214,835	346,506
Sumitomo Realty & Development Co., Ltd.	31,000	591,600

		6,691,466

Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp.	63,500	846,874

		94,424,833

Consumer Discretionary – 15.9%
Auto Components – 1.0%
Johnson Controls, Inc.	111,400	2,955,442
Lear Corp.(a)	13,900	1,023,874
NGK Spark Plug Co., Ltd.	25,000	291,748
TRW Automotive Holdings Corp.(a)	33,600	1,167,936

		5,439,000

Automobiles – 1.3%
Bayerische Motoren Werke AG	20,900	1,098,148
Ford Motor Co.(a)	438,400	4,949,536
Nissan Motor Co., Ltd.(a)	139,000	1,059,457

		7,107,141

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.6%
Inchcape PLC(a)	49,070	$192,037
Li & Fung Ltd.	580,000	2,928,553

		3,120,590

Hotels, Restaurants & Leisure – 0.6%
Carnival PLC	13,859	448,171
Hyatt Hotels Corp.(a)	17,000	640,220
Royal Caribbean Cruises Ltd.(a)	40,600	997,136
Shangri-La Asia Ltd.	240,000	527,178
Thomas Cook Group PLC	83,700	232,220
TUI Travel PLC	77,800	239,352

		3,084,277

Household Durables – 1.2%
DR Horton, Inc.	70,200	720,252
Electrolux AB	13,100	251,637
Garmin Ltd.	22,400	596,064
NVR, Inc.(a)	2,100	1,268,736
Pulte Group, Inc.(a)	67,600	542,828
Sharp Corp.	76,000	727,155
Sony Corp.	29,300	821,221
Whirlpool Corp.	22,500	1,668,600

		6,596,493

Internet & Catalog Retail – 0.4%
Amazon.com, Inc.(a)	16,300	2,034,729

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	20,000	189,812

Media – 5.6%
Cablevision Systems Corp.	48,300	1,211,847
CBS Corp. – Class B	103,900	1,435,898
Comcast Corp. – Class A	379,500	6,497,040
DIRECTV(a)	42,500	1,611,600
Gannett Co., Inc.	85,900	1,038,531
Informa PLC	89,000	521,579
Jupiter Telecommunications Co., Ltd.	643	684,102
Lagardere SCA	12,500	448,380
News Corp. – Class A	390,300	4,906,071
Publicis Groupe SA	19,700	822,437
Time Warner Cable, Inc. – Class A	65,800	3,395,938
Time Warner, Inc.	100,600	3,015,988
Vivendi SA	39,220	909,959
Walt Disney Co. (The)	103,125	3,360,844

		29,860,214

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 2.2%
Kohl’s Corp.(a)	142,400	$6,689,952
Marks & Spencer Group PLC	152,700	806,799
PPR	300	38,890
Takashimaya Co., Ltd.	26,000	196,715
Target Corp.	76,275	3,902,229

		11,634,585

Specialty Retail – 2.4%
Esprit Holdings Ltd.	102,700	579,435
Fast Retailing Co., Ltd.	5,500	759,665
Foot Locker, Inc.	34,000	399,160
Gap, Inc. (The)	106,700	1,802,163
Hennes & Mauritz AB – Class B	39,100	1,274,195
Inditex SA	20,410	1,357,328
Lowe’s Cos., Inc.	150,800	3,061,240
Office Depot, Inc.(a)	155,400	529,914
Ross Stores, Inc.	27,800	1,379,714
TJX Cos., Inc.	22,600	896,994
Yamada Denki Co., Ltd.	18,170	1,130,446

		13,170,254

Textiles, Apparel & Luxury Goods – 0.6%
Cie Financiere Richemont SA	32,300	1,249,109
Jones Apparel Group, Inc.	47,700	733,626
Polo Ralph Lauren Corp. – Class A	14,400	1,090,656
Yue Yuen Industrial Holdings Ltd.	92,500	303,874

		3,377,265

		85,614,360

Information Technology – 12.9%
Communications Equipment – 1.7%
Cisco Systems, Inc.(a)	233,525	4,682,176
JDS Uniphase Corp.(a)	64,500	592,755
Juniper Networks, Inc.(a)	34,200	930,240
Motorola, Inc.(a)	211,900	1,595,607
Research In Motion Ltd.(a)	20,500	878,630
Tellabs, Inc.	98,300	697,930

		9,377,338

Computers & Peripherals – 5.3%
Apple, Inc.(a)	55,150	13,421,856
Dell, Inc.(a)	135,500	1,594,835
EMC Corp.(a)	282,200	5,147,328
Hewlett-Packard Co.	174,050	6,697,444
Logitech International SA(a)	56,400	834,534
Toshiba Corp.(a)	212,000	996,472

		28,692,469

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.6%
AU Optronics Corp.(a)	434,660	$373,535
Corning, Inc.	21,700	340,256
Hirose Electric Co. Ltd.	4,700	454,474
Keyence Corp.	1,600	331,188
Tyco Electronics Ltd.	68,200	1,672,264

		3,171,717

Internet Software & Services – 1.9%
Google, Inc. – Class A(a)	20,200	9,090,404
Telecity Group PLC(a)	7,521	55,476
Yahoo! Japan Corp.	2,252	809,157

		9,955,037

IT Services – 0.5%
Amadeus IT Holding SA(a)	25,784	444,377
Cap Gemini SA	16,500	695,633
Visa, Inc. – Class A	20,400	1,407,192

		2,547,202

Office Electronics – 0.1%
Konica Minolta Holdings, Inc.	50,500	439,945

Semiconductors & Semiconductor Equipment – 1.9%
Broadcom Corp. – Class A	78,500	2,352,645
Intel Corp.	118,427	2,098,526
KLA-Tencor Corp.	53,400	1,495,734
Micron Technology, Inc.(a)	229,500	1,483,718
NVIDIA Corp.(a)	106,600	994,578
Samsung Electronics Co., Ltd.	2,210	1,397,264
United Microelectronics Corp.	630,000	253,198

		10,075,663

Software – 0.9%
Microsoft Corp.	143,700	3,374,076
Nintendo Co., Ltd.	4,200	1,164,366
SAP AG	9,200	400,619

		4,939,061

		69,198,432

Health Care – 11.8%
Biotechnology – 2.6%
Amgen, Inc.(a)	32,600	1,663,904
Celgene Corp.(a)	57,350	2,954,672
Gilead Sciences, Inc.(a)	230,350	7,338,951
Vertex Pharmaceuticals, Inc.(a)	65,800	2,193,772

		14,151,299

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 2.5%
Alcon, Inc.	72,980	$11,837,356
Boston Scientific Corp.(a)	24,100	125,079
Covidien PLC	39,500	1,395,930

		13,358,365

Health Care Providers & Services – 0.7%
Community Health Systems, Inc.(a)	43,100	1,123,617
Express Scripts, Inc. – Class A(a)	44,400	1,891,440
UnitedHealth Group, Inc.	26,100	827,892

		3,842,949

Life Sciences Tools & Services – 0.2%
QIAGEN NV(a)	43,363	776,694

Pharmaceuticals – 5.8%
Aspen Pharmacare Holdings Ltd.(a)	8,239	93,751
AstraZeneca PLC	39,500	1,941,638
AstraZeneca PLC (Sponsored ADR)	38,500	1,903,055
Bayer AG	19,900	1,213,817
Eli Lilly & Co.	40,400	1,355,824
Johnson & Johnson	105,200	5,998,504
Merck & Co., Inc.	65,400	2,299,464
Novartis AG	27,950	1,465,186
Pfizer, Inc.	398,600	6,349,698
Roche Holding AG	9,216	1,250,146
Sanofi-Aventis SA	21,938	1,255,869
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	124,050	6,274,449

		31,401,401

		63,530,708

Energy – 10.4%
Energy Equipment & Services – 3.1%
AMEC PLC	97,100	1,359,944
Cameron International Corp.(a)	40,600	1,493,268
Cie Generale de Geophysique-Veritas(a)	14,200	238,142
Ensco PLC (Sponsored ADR)	44,700	1,838,511
Petrofac Ltd.	79,400	1,698,894
Petroleum Geo-Services ASA(a)	27,750	247,483
Rowan Cos., Inc.(a)	38,200	982,122
Saipem SpA	23,700	824,931
Schlumberger Ltd.	126,800	6,762,244
Technip SA	17,100	1,114,848

		16,560,387

Oil, Gas & Consumable Fuels – 7.3%
Afren PLC(a)	360,966	566,325
Apache Corp.	10,200	916,470
BP PLC	284,800	1,643,650

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Chevron Corp.	26,100	$1,935,576
China Petroleum & Chemical Corp. – Class H	310,000	245,766
Cimarex Energy Co.	28,400	1,857,928
ConocoPhillips	57,600	3,019,968
Devon Energy Corp.	38,200	2,302,696
ENI SpA	40,200	794,275
EOG Resources, Inc.	22,300	1,937,201
Forest Oil Corp.(a)	35,500	927,260
Gazprom OAO (Sponsored ADR)	45,400	928,430
Hess Corp.	37,200	1,869,300
JX Holdings, Inc.(a)	68,000	344,279
KazMunaiGas Exploration Production (GDR)(b)	13,550	239,022
LUKOIL OAO (London) (Sponsored ADR)	7,800	412,230
Marathon Oil Corp.	76,600	2,335,534
Newfield Exploration Co.(a)	25,000	1,200,250
Nexen, Inc. (New York)	69,600	1,288,296
Nexen, Inc. (Toronto)	38,314	709,618
Noble Energy, Inc.	56,600	3,949,548
Occidental Petroleum Corp.	29,625	2,164,995
OMV AG	16,500	530,460
Penn West Energy Trust	26,377	495,458
Petroleo Brasileiro SA (Sponsored ADR)	25,300	747,868
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	85,766	2,270,660
Suncor Energy, Inc. (New York)	52,800	1,597,728
Suncor Energy, Inc. (Toronto)	59,165	1,792,677

		39,023,468

		55,583,855

Industrials – 9.9%
Aerospace & Defense – 1.5%
BAE Systems PLC	163,200	734,742
Goodrich Corp.	34,300	2,348,864
Honeywell International, Inc.	43,100	1,684,779
Northrop Grumman Corp.	38,900	2,105,268
Raytheon Co.	22,400	983,808
Rolls-Royce Group PLC(a)	48,799	412,887

		8,270,348

Air Freight & Logistics – 0.6%
FedEx Corp.	11,300	881,965
Kuehne & Nagel International AG	4,100	426,373
United Parcel Service, Inc. – Class B	28,100	1,792,780

		3,101,118

Airlines – 0.3%
Delta Air Lines, Inc.(a)	140,300	1,467,538
Qantas Airways Ltd.(a)	169,706	381,032

		1,848,570

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
Asahi Glass Co., Ltd.	22,000	$214,658
Cie de St-Gobain	77	2,812

		217,470

Commercial Services & Supplies – 0.7%
Aggreko PLC	30,900	669,892
G4S PLC	203,800	786,380
Rentokil Initial PLC(a)	257,600	369,289
Serco Group PLC	189,400	1,686,332

		3,511,893

Construction & Engineering – 0.2%
Bouygues SA	32,100	1,295,936

Electrical Equipment – 0.8%
Cooper Industries PLC	82,000	3,451,380
Furukawa Electric Co., Ltd.	50,000	181,525
Vestas Wind Systems A/S(a)	22,341	825,985

		4,458,890

Industrial Conglomerates – 0.6%
Bidvest Group Ltd.	16,665	307,384
General Electric Co.	213,100	3,085,688

		3,393,072

Machinery – 3.3%
Caterpillar, Inc.	29,800	1,941,768
Danaher Corp.	123,200	4,475,856
Dover Corp.	56,000	2,506,560
Illinois Tool Works, Inc.	98,550	4,066,173
Ingersoll-Rand PLC	49,800	1,619,994
Parker Hannifin Corp.	26,700	1,579,572
SPX Corp.	11,000	616,660
Terex Corp.(a)	39,500	719,295

		17,525,878

Professional Services – 0.9%
Bureau Veritas SA	7,300	443,709
Capita Group PLC (The)	250,000	2,688,803
Intertek Group PLC	43,330	1,115,857
Randstad Holding NV(a)	11,540	428,009

		4,676,378

Road & Rail – 0.3%
DSV A/S	26,100	411,684
East Japan Railway Co.	11,000	711,393
Firstgroup PLC	58,500	311,090

		1,434,167

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.5%
ITOCHU Corp.	75,000	$611,423
Mitsubishi Corp.	40,300	863,525
Mitsui & Co., Ltd.	70,100	912,526
Travis Perkins PLC(a)	17,900	208,628

		2,596,102

Transportation Infrastructure – 0.2%
China Merchants Holdings International Co., Ltd.	252,000	855,646

		53,185,468

Consumer Staples – 9.2%
Beverages – 1.5%
Anheuser-Busch InBev NV	41,398	2,144,220
Asahi Breweries Ltd.	32,900	620,153
Cia de Bebidas das Americas (ADR)	3,800	420,622
Constellation Brands, Inc. – Class A(a)	62,000	1,032,920
PepsiCo, Inc.	63,225	4,057,781

		8,275,696

Food & Staples Retailing – 1.8%
Aeon Co., Ltd.	59,300	632,179
Casino Guichard Perrachon SA	9,800	791,688
Costco Wholesale Corp.	62,125	3,513,169
Olam International Ltd.	468,000	926,000
Safeway, Inc.	78,400	1,473,920
Tesco PLC	408,773	2,543,824

		9,880,780

Food Products – 1.7%
Archer-Daniels-Midland Co.	53,200	1,637,496
Bunge Ltd.	36,600	1,939,800
Chaoda Modern Agriculture Holdings Ltd.	476,000	360,005
ConAgra Foods, Inc.	33,300	718,947
Sara Lee Corp.	149,900	2,164,556
Smithfield Foods, Inc.(a)	86,600	1,396,858
Tyson Foods, Inc. – Class A	37,400	612,612

		8,830,274

Household Products – 2.1%
Kimberly-Clark Corp.	25,900	1,667,960
Procter & Gamble Co. (The)	117,700	7,023,159
Reckitt Benckiser Group PLC	54,638	2,723,278

		11,414,397

Tobacco – 2.1%
Altria Group, Inc.	74,200	1,656,144
British American Tobacco PLC	97,995	3,320,377
Imperial Tobacco Group PLC	92,100	2,534,678
Japan Tobacco, Inc.	912	2,833,228

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Reynolds American, Inc.	15,500	$845,370

		11,189,797

		49,590,944

Materials – 6.0%
Chemicals – 2.4%
Agrium, Inc.	12,500	869,919
CF Industries Holdings, Inc.	6,800	629,000
DIC Corp.	111,000	181,721
Dow Chemical Co. (The)	154,000	3,752,980
EI du Pont de Nemours & Co.	35,300	1,439,181
Huabao International Holdings Ltd.	242,000	350,651
Incitec Pivot Ltd.	92,100	278,183
Israel Chemicals Ltd.	127,400	1,611,729
K& S AG	30,000	1,564,175
Monsanto Co.	37,612	1,980,272

		12,657,811

Construction Materials – 0.1%
CRH PLC (London)	53,630	822,802

Metals & Mining – 3.5%
Agnico-Eagle Mines Ltd.	14,600	948,562
ArcelorMittal (Euronext Amsterdam)	41,600	1,205,722
ArcelorMittal (New York)	20,125	582,216
BHP Billiton Ltd.	5,800	192,432
BHP Billiton PLC	28,716	800,763
Cliffs Natural Resources, Inc.	18,300	1,119,777
Dowa Holdings Co., Ltd.	36,000	185,969
Eurasian Natural Resources Corp. PLC	30,800	398,003
Freeport-McMoRan Copper & Gold, Inc.	59,925	4,313,401
JFE Holdings, Inc.	17,300	510,471
Kazakhmys PLC	20,400	359,057
Lundin Mining Corp.(a)	90,800	361,037
Mitsubishi Materials Corp.(a)	178,000	470,644
Rio Tinto PLC	34,100	1,715,164
Steel Dynamics, Inc.	60,100	823,370
Tata Steel Ltd.	59,400	659,734
ThyssenKrupp AG	21,300	581,764
Vale SA (Sponsored ADR) (Local Preference Shares)	51,500	1,216,430
Vale SA (Sponsored ADR) – Class B	30,100	805,175
Xstrata PLC	110,440	1,723,458

		18,973,149

		32,453,762

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 2.9%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	206,100	$5,570,883
France Telecom SA	38,800	788,676
Frontier Communications Corp.	2,424	18,737
Nippon Telegraph & Telephone Corp.	24,500	1,053,445
Telecom Corp. of New Zealand Ltd.	141,136	197,263
Telecom Italia SpA (ordinary shares)	546,500	736,402
Telecom Italia SpA (savings shares)	228,800	250,990
Telefonica SA	18,900	417,725
Verizon Communications, Inc.	10,100	298,051

		9,332,172

Wireless Telecommunication Services – 1.2%
KDDI Corp.	105	506,379
Sprint Nextel Corp.(a)	394,600	1,609,968
Vodafone Group PLC	999,200	2,399,137
Vodafone Group PLC (Sponsored ADR)	69,300	1,675,674

		6,191,158

		15,523,330

Utilities – 1.9%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	27,800	984,398
E.ON AG	45,200	1,268,639
EDF SA	15,800	627,738
Edison International	30,100	1,015,875
Pepco Holdings, Inc.	60,200	1,080,590
Pinnacle West Capital Corp.	19,200	765,120
Tokyo Electric Power Co., Inc. (The)	37,900	1,101,857

		6,844,217

Gas Utilities – 0.1%
Tokyo Gas Co., Ltd.	139,000	647,817

Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc.	30,600	897,498

Multi-Utilities – 0.4%
Ameren Corp.	13,200	370,524
CMS Energy Corp.	12,900	225,750
NiSource, Inc.	82,600	1,432,284

		2,028,558

		10,418,090

Total Common Stocks (cost $506,622,719)		529,523,782

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(c) (cost $4,982,615)	4,982,615	$4,982,615

Total Investments – 99.4% (cost $511,605,334)		534,506,397
Other assets less liabilities – 0.6%		2,958,756

Net Assets – 100.0%		$537,465,153

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	2	September 2010	$155,255	$159,545	$4,290
EURO STOXX 50	4	September 2010	127,238	132,554	5,316
Topix Index Futures	3	September 2010	304,454	285,859	(18,595)

					$(8,989)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/15/10	1,292	$1,130,849	$1,139,450	$8,601
Canadian Dollar settling 11/15/10	903	854,321	845,726	(8,595)
Canadian Dollar settling 11/15/10	238	223,544	222,905	(639)
Canadian Dollar settling 11/15/10	870	824,355	814,819	(9,536)
Euro settling 11/15/10	1,131	1,505,044	1,433,108	(71,936)
Euro settling 11/15/10	1,472	1,845,255	1,865,194	19,939
Euro settling 11/15/10	329	426,864	416,881	(9,983)
Japanese Yen settling 11/15/10	438,951	5,159,759	5,229,280	69,521
Japanese Yen settling 11/15/10	65,611	749,257	781,632	32,375
Japanese Yen settling 11/15/10	79,862	903,079	951,406	48,327
New Zealand Dollar settling 11/15/10	588	416,421	407,565	(8,856)
New Zealand Dollar settling 11/15/10	2,280	1,660,250	1,580,355	(79,895)
Norwegian Krone settling 11/15/10	26,520	4,444,147	4,188,057	(256,090)
Norwegian Krone settling 11/15/10	23,849	3,996,548	3,766,251	(230,297)
Pound Sterling settling 11/15/10	3,079	4,757,425	4,719,797	(37,628)
Pound Sterling settling 11/15/10	1,647	2,544,813	2,524,685	(20,128)
Pound Sterling settling 11/15/10	624	964,155	956,529	(7,626)
Swedish Krona settling 11/15/10	8,472	1,149,404	1,144,743	(4,661)
Swedish Krona settling 11/15/10	21,736	3,066,159	2,936,984	(129,175)
Swedish Krona settling 11/15/10	30,344	4,280,434	4,100,103	(180,331)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Swiss Franc settling 11/15/10	782	$753,866	$770,780	$16,914
Swiss Franc settling 11/15/10	2,122	2,061,295	2,091,553	30,258
Swiss Franc settling 11/15/10	1,157	1,123,901	1,140,399	16,498
Swiss Franc settling 11/15/10	2,690	2,559,857	2,651,404	91,547

Sale Contracts:
Australian Dollar settling 11/15/10	1,292	1,106,469	1,139,450	(32,981)
Canadian Dollar settling 11/15/10	3,641	3,550,221	3,410,066	140,155
Canadian Dollar settling 11/15/10	4,276	4,169,388	4,004,790	164,598
Canadian Dollar settling 11/15/10	537	504,751	502,940	1,811
Euro settling 11/15/10	5,668	7,542,521	7,182,012	360,509
Euro settling 11/15/10	2,323	2,937,387	2,943,510	(6,123)
Euro settling 11/15/10	409	517,172	518,250	(1,078)
Euro settling 11/15/10	2,932	3,707,455	3,715,183	(7,728)
Euro settling 11/15/10	244	310,082	309,176	906
Japanese Yen settling 11/15/10	49,131	577,523	585,304	(7,781)
Japanese Yen settling 11/15/10	34,199	407,738	407,417	321
Japanese Yen settling 11/15/10	160,590	1,914,635	1,913,129	1,506
Japanese Yen settling 11/15/10	99,056	1,170,266	1,180,067	(9,801)
Japanese Yen settling 11/15/10	63,399	749,973	755,280	(5,307)
Japanese Yen settling 11/15/10	30,071	354,106	358,240	(4,134)
New Zealand Dollar settling 11/15/10	1,064	742,948	737,499	5,449
Norwegian Krone settling 11/15/10	1,274	201,611	201,191	420
Pound Sterling settling 11/15/10	969	1,464,004	1,485,379	(21,375)
Pound Sterling settling 11/15/10	3,987	6,347,982	6,111,670	236,312
Pound Sterling settling 11/15/10	373	576,393	571,771	4,622
Pound Sterling settling 11/15/10	1,293	1,949,146	1,982,039	(32,893)
Pound Sterling settling 11/15/10	967	1,481,879	1,482,313	(434)
Pound Sterling settling 11/15/10	624	950,726	956,529	(5,803)
Pound Sterling settling 11/15/10	894	1,382,768	1,370,412	12,356
Swiss Franc settling 11/15/10	3,301	3,182,239	3,253,637	(71,398)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $239,022 or 0.0% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 54.3%
Long-Term Municipal Bonds – 54.3%
Alabama – 6.0%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/18	$2,040	$2,461,382
NPFGC-RE 5.00%, 12/01/21	1,700	1,880,285
Jefferson Cnty AL Swr FGIC 5.00%, 2/01/38 (Prerefunded/ETM)	2,710	2,940,567
5.125%, 2/01/42 (Prerefunded/ETM)	1,650	1,794,293
5.25%, 2/01/24 (Prerefunded/ETM)	3,200	3,487,456
FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	1,100	1,186,999

		13,750,982

Arizona – 0.8%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.15%, 2/01/42(a)	785	724,210
Gilbert AZ Wtr Res Mun Corp. (Gilbert AZ Wastewater Sys) Series 04 4.90%, 4/01/19	710	711,917
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	50	49,118
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	450	440,748

		1,925,993

California – 5.3%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/20	1,905	2,322,424
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.00%, 7/01/20	2,450	2,902,564
5.25%, 7/01/12	1,000	1,084,580
California GO 5.00%, 3/01/16	2,225	2,564,424
San Bernardino Cnty CA Trnsp Auth (San Bernardino Cnty CA Trnsp Sales Tax) Series 2009-A 5.00%, 5/01/12	2,525	2,696,144

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	$500	$516,845

		12,086,981

Colorado – 0.6%
Mesa Cnty Co. Vly SD #51 GO NPFGC 5.00%, 12/01/23	1,000	1,099,620
PV Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17(b)	710	248,500
Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(b)	260	125,099

		1,473,219

District of Columbia – 0.6%
District of Columbia GO AMBAC Series 2007 5.25%, 6/01/18	1,200	1,451,664

Florida – 4.4%
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/15-3/01/16	4,000	4,314,980
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	1,100	1,177,869
Hammock Bay CDD FL Series B 5.375%, 5/01/11	45	44,894
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)	105	46,428
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	100	87,997
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	255	251,474
Overoaks CDD FL 1.00%, 5/01/17-5/01/35	100	71,192
6.125%, 5/01/35	15	14,728
Series 4B 5.125%, 5/01/09(c)	25	0
Palm Beach Cnty FL Sch Brd COP NPFGC-RE 5.00%, 8/01/13	1,030	1,142,888

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Parkway Center CDD FL Series B 5.625%, 5/01/14	$145	$114,859
Paseo CDD FL 5.00%, 2/01/11(b)(c)	405	85,050
Quarry CDD FL (The) 5.25%, 5/01/16	195	165,397
Rolling Hills CDD FL Series B 5.125%, 11/01/13	95	64,260
Sarasota Cnty FL Sch Brd COP 5.00%, 7/01/22(d)	1,165	1,305,091
Shingle Creek FL CDD 5.75%, 5/01/15(b)(c)	330	158,400
South Bay CDD FL Series 05B-2 5.375%, 5/01/13(b)(c)	100	30,000
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)(c)	435	139,200
Verano CDD FL Series B 5.00%, 11/01/13	670	487,599
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	130	109,261
Waterset North CDD FL Series B 6.55%, 11/01/15	485	296,456

		10,108,023

Georgia – 1.9%
Georgia Road & Tollway Auth (Georgia Fed Highway Grant) Series 2009A 5.00%, 6/01/18	3,630	4,410,486

Guam – 0.1%
Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	225	235,669

Illinois – 2.9%
Hodgkins IL Tax Increment 5.00%, 1/01/11	1,000	1,009,320

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois GO AMBAC Series B 5.00%, 3/01/14	$3,400	$3,729,324
NPFGC-RE 5.00%, 4/01/15	1,545	1,711,767
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	94,971

		6,545,382

Indiana – 0.9%
Indiana Bond Bank Gas (JP Morgan Chase) Series A 5.25%, 10/15/19	1,945	2,121,353

Kansas – 0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	200	202,484

Louisiana – 2.4%
Louisiana GO NPFGC Series A 5.25%, 8/01/16	3,830	4,511,472
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	1,000	1,102,840

		5,614,312

Minnesota – 0.1%
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	310	306,587

Nevada – 0.1%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	35	19,076
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	245	246,151

		265,227

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 2.6%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	$1,775	$2,028,612
NPFGC-RE Series 2006A 5.00%, 6/15/12	3,775	4,049,556

		6,078,168

New York – 2.8%
New York NY GO Series 04G 5.00%, 8/01/12	1,315	1,423,461
Series E 5.00%, 8/01/15	2,625	3,069,229
Series H 5.00%, 8/01/11	1,645	1,713,744
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.25%, 6/01/13	295	295,971

		6,502,405

North Carolina – 0.4%
North Carolina Eastern Mun Pwr Agy Series A 5.00%, 1/01/15	785	888,769

Ohio – 1.8%
American Mun Pwr OH (Goldman Sachs Group, Inc.) 5.00%, 2/01/12	1,000	1,050,550
Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	1,000	1,100,690
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	245	231,334
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	1,620	1,801,505

		4,184,079

Pennsylvania – 1.5%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/13	925	921,957

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	$185	$185,115
Philadelphia PA GO XLCA 5.00%, 2/15/11	2,000	2,026,360
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	255	239,697

		3,373,129

Puerto Rico – 3.9%
Puerto Rico Elec Pwr Auth Series 2010ZZ 5.25%, 7/01/18	2,300	2,653,349
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/14	2,820	3,126,336
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	2,750	3,096,060

		8,875,745

South Carolina – 1.2%
South Carolina Pub Svc Auth AGM 5.00%, 1/01/14	2,450	2,787,218

Texas – 9.4%
Austin TX Utils Sys AGM 5.00%, 11/15/13	6,915	7,795,556
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21-7/01/22	2,815	3,204,972
Houston TX GO NPFGC 5.00%, 3/01/15	3,300	3,840,771
Houston TX Util Sys AMBAC 5.00%, 5/15/34	1,505	1,551,821
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,765	3,356,350
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/16	1,640	1,864,598

		21,614,068

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 2.4%
Virginia College Bldg Auth 5.00%, 2/01/18	$4,495	$5,471,314

Washington – 2.1%
Energy Northwest WA (Bonneville Power Admin) Series 2008D 5.00%, 7/01/11	4,525	4,701,430

Total Municipal Obligations (cost $118,959,964)		124,974,687

	Shares
COMMON STOCKS – 45.3%
Financials – 8.3%
Capital Markets – 1.6%
Ameriprise Financial, Inc.	9,400	409,652
Blackstone Group LP	48,675	491,131
Credit Suisse Group AG	7,759	339,330
Deutsche Bank AG	2,850	177,223
Franklin Resources, Inc.	2,090	201,706
Goldman Sachs Group, Inc. (The)	10,135	1,387,887
Macquarie Group Ltd.	2,800	94,022
Man Group PLC	51,782	164,527
Morgan Stanley	18,200	449,358

		3,714,836

Commercial Banks – 2.5%
Banco do Brasil SA	13,400	217,299
Banco Santander SA	25,300	294,600
Barclays PLC	45,400	208,432
BB&T Corp.	15,300	338,436
BNP Paribas	4,974	308,146
Comerica, Inc.	6,600	227,106
Danske Bank A/S(e)	8,400	185,538
Fifth Third Bancorp	30,600	338,130
Hana Financial Group, Inc.	4,800	123,576
Itau Unibanco Holding SA (ADR)	3,800	81,966
KB Financial Group, Inc.	3,388	137,673
National Australia Bank Ltd.	13,500	279,939
National Bank of Canada	1,600	92,398
Regions Financial Corp.	28,300	181,969
Societe Generale	2,840	143,215
Standard Chartered PLC	17,718	473,161
Sumitomo Mitsui Financial Group, Inc.	7,000	207,738
Turkiye Garanti Bankasi AS	15,500	74,474
UniCredit SpA	93,725	218,479
Wells Fargo & Co.	69,525	1,637,314

		5,769,589

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Consumer Finance – 0.2%
Capital One Financial Corp.	7,900	$299,094
ORIX Corp.	2,770	208,287

		507,381

Diversified Financial Services – 2.2%
Bank of America Corp.	67,000	834,150
BM&F Bovespa SA	11,600	84,544
Citigroup, Inc.(e)	64,400	239,568
CME Group, Inc. – Class A	2,095	519,728
Hong Kong Exchanges and Clearing Ltd.	14,900	235,046
IG Group Holdings PLC	17,034	135,754
JPMorgan Chase & Co.	86,275	3,136,959

		5,185,749

Insurance – 1.1%
Admiral Group PLC	16,656	387,296
Allianz SE	3,000	306,258
Allstate Corp. (The)	4,800	132,480
Aviva PLC	27,600	159,432
Berkshire Hathaway, Inc.(e)	4,700	370,266
Chubb Corp.	3,600	198,432
Muenchener Rueckversicherungs AG (MunichRe)	600	76,460
Old Mutual PLC	66,200	128,652
Prudential PLC	37,600	326,155
Travelers Cos., Inc. (The)	9,800	480,004

		2,565,435

Real Estate Management & Development – 0.6%
CapitaLand Ltd.	68,000	196,711
China Overseas Land & Investment Ltd.	72,000	154,358
Daito Trust Construction Co., Ltd.	1,500	86,138
Hang Lung Group Ltd.	14,200	85,668
Hang Lung Properties Ltd.	94,000	422,172
Mitsui Fudosan Co., Ltd.	12,000	194,728
New World Development Ltd.	51,682	83,358
Sumitomo Realty & Development Co., Ltd.	4,000	76,335

		1,299,468

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	12,100	161,373

		19,203,831

Consumer Discretionary – 7.5%
Auto Components – 0.4%
Johnson Controls, Inc.	21,900	581,007
Lear Corp.(e)	2,900	213,614
NGK Spark Plug Co., Ltd.	3,000	35,010
TRW Automotive Holdings Corp.(e)	3,600	125,136

		954,767

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Automobiles – 0.7%
Bayerische Motoren Werke AG	4,300	$225,935
Ford Motor Co.(e)	86,900	981,101
Nissan Motor Co., Ltd.(e)	28,600	217,989
Renault SA(e)	2,700	109,071

		1,534,096

Distributors – 0.2%
Li & Fung Ltd.	116,000	585,710

Diversified Consumer Services – 0.0%
Anhanguera Educacional Participacoes SA	800	13,483

Hotels, Restaurants & Leisure – 0.3%
Carnival PLC	2,541	82,171
Hyatt Hotels Corp.(e)	3,100	116,746
Royal Caribbean Cruises Ltd.(e)	8,500	208,760
Shangri-La Asia Ltd.	50,000	109,829
Thomas Cook Group PLC	20,800	57,708
TUI Travel PLC	23,300	71,682

		646,896

Household Durables – 0.7%
DR Horton, Inc.	11,000	112,860
Garmin Ltd.	12,300	327,303
NVR, Inc.(e)	500	302,080
Pulte Group, Inc.(e)	15,000	120,450
Sharp Corp.	14,000	133,950
Sony Corp.	2,500	70,070
Stanley Black & Decker, Inc.	2,422	129,916
Whirlpool Corp.	5,900	437,544

		1,634,173

Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(e)	3,330	415,684

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	4,300	40,810

Media – 2.5%
Cablevision Systems Corp.	9,800	245,882
CBS Corp. – Class B	23,800	328,916
Comcast Corp. – Class A	75,675	1,295,556
DIRECTV(e)	5,300	200,976
Jupiter Telecommunications Co., Ltd.	121	128,735
Lagardere SCA	3,500	125,546
News Corp. – Class A	74,600	937,722
Publicis Groupe SA	3,900	162,817
Time Warner Cable, Inc. – Class A	13,400	691,574
Time Warner, Inc.	22,800	683,544
Vivendi SA	8,960	207,885
Walt Disney Co. (The)	23,775	774,827

		5,783,980

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Multiline Retail – 1.1%
Kohl’s Corp.(e)	27,950	$1,313,091
Macy’s, Inc.	9,100	176,904
Marks & Spencer Group PLC	30,000	158,507
PPR	500	64,816
Target Corp.	14,525	743,099

		2,456,417

Specialty Retail – 1.1%
Esprit Holdings Ltd.	24,400	137,665
Fast Retailing Co., Ltd.	1,100	151,933
Gap, Inc. (The)	11,200	189,168
Hennes & Mauritz AB – Class B	7,650	249,299
Inditex SA	3,910	260,027
Lowe’s Cos., Inc.	39,700	805,910
Office Depot, Inc.(e)	40,000	136,400
Ross Stores, Inc.	4,300	213,409
TJX Cos., Inc.	4,600	182,574
Yamada Denki Co., Ltd.	3,440	214,020

		2,540,405

Textiles, Apparel & Luxury Goods – 0.3%
Cie Financiere Richemont SA	6,260	242,087
Jones Apparel Group, Inc.	4,500	69,210
Polo Ralph Lauren Corp. – Class A	3,000	227,220
Yue Yuen Industrial Holdings Ltd.	25,500	83,771

		622,288

		17,228,709

Information Technology – 5.7%
Communications Equipment – 0.7%
Cisco Systems, Inc.(e)	45,050	903,253
JDS Uniphase Corp.(e)	3,000	27,570
Juniper Networks, Inc.(e)	6,800	184,960
Motorola, Inc.(e)	39,800	299,694
Research In Motion Ltd.(e)	3,970	170,154

		1,585,631

Computers & Peripherals – 2.5%
Apple, Inc.(e)	10,925	2,658,817
Dell, Inc.(e)	20,700	243,639
EMC Corp.(e)	56,900	1,037,856
Hewlett-Packard Co.	34,025	1,309,282
Logitech International SA(e)	10,800	159,805
Toshiba Corp.(e)	47,000	220,916

		5,630,315

Electronic Equipment, Instruments & Components – 0.2%
AU Optronics Corp.(e)	71,070	61,076

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Hirose Electric Co. Ltd.	900	$87,027
Keyence Corp.	300	62,097
Tyco Electronics Ltd.	12,900	316,308

		526,508

Internet Software & Services – 0.9%
Google, Inc. – Class A(e)	4,115	1,851,832
Telecity Group PLC(e)	2,011	14,833
Yahoo! Japan Corp.	421	151,268

		2,017,933

IT Services – 0.2%
Amadeus IT Holding SA(e)	4,885	84,191
Cap Gemini SA	3,400	143,343
Visa, Inc. – Class A	4,010	276,610

		504,144

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	5,500	47,915

Semiconductors & Semiconductor Equipment – 0.8%
Broadcom Corp. – Class A	15,425	462,287
Intel Corp.	21,868	387,501
KLA-Tencor Corp.	9,500	266,095
NVIDIA Corp.(e)	19,000	177,270
Samsung Electronics Co., Ltd.	440	278,188
Teradyne, Inc.(e)	25,600	229,888

		1,801,229

Software – 0.4%
Microsoft Corp.	27,300	641,004
Nintendo Co., Ltd.	800	221,784
SAP AG	1,780	77,511

		940,299

		13,053,974

Health Care – 5.3%
Biotechnology – 1.1%
Amgen, Inc.(e)	6,600	336,864
Celgene Corp.(e)	11,650	600,208
Gilead Sciences, Inc.(e)	37,475	1,193,953
Vertex Pharmaceuticals, Inc.(e)	13,625	454,258

		2,585,283

Health Care Equipment & Supplies – 1.2%
Alcon, Inc.	14,485	2,349,467
Boston Scientific Corp.(e)	7,600	39,444
Covidien PLC	7,800	275,652
Hospira, Inc.(e)	1,200	61,632

		2,726,195

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Health Care Providers & Services – 0.2%
Cardinal Health, Inc.	4,700	$140,812
Express Scripts, Inc. – Class A(e)	8,660	368,916

		509,728

Life Sciences Tools & Services – 0.1%
QIAGEN NV(e)	8,526	152,713

Pharmaceuticals – 2.7%
Aspen Pharmacare Holdings Ltd.(e)	2,734	31,110
AstraZeneca PLC	7,400	363,750
AstraZeneca PLC (Sponsored ADR)	7,800	385,554
Bayer AG	3,500	213,485
Eli Lilly & Co.	8,100	271,836
Johnson & Johnson	20,200	1,151,804
Merck & Co., Inc.	12,700	446,532
Novartis AG	5,460	286,223
Pfizer, Inc.	81,300	1,295,109
Roche Holding AG	1,820	246,882
Sanofi-Aventis SA	4,661	266,825
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	23,605	1,193,941

		6,153,051

		12,126,970

Energy – 4.6%
Energy Equipment & Services – 1.4%
AMEC PLC	18,600	260,504
Cameron International Corp.(e)	8,325	306,194
Ensco PLC (Sponsored ADR)	8,700	357,831
Petrofac Ltd.	15,350	328,439
Petroleum Geo-Services ASA(e)	6,200	55,293
Rowan Cos., Inc.(e)	8,100	208,251
Saipem SpA	4,600	160,113
Schlumberger Ltd.	25,850	1,378,581
Technip SA	3,316	216,189

		3,271,395

Oil, Gas & Consumable Fuels – 3.2%
Afren PLC(e)	83,700	131,318
BP PLC	57,400	331,269
Chevron Corp.	5,300	393,048
ConocoPhillips	11,700	613,431
Devon Energy Corp.	7,700	464,156
ENI SpA	8,200	162,016
EOG Resources, Inc.	4,425	384,400
Forest Oil Corp.(e)	7,100	185,452
Gazprom OAO (Sponsored ADR)	7,400	151,330
Hess Corp.	7,400	371,850
JX Holdings, Inc.(e)	15,500	78,475

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

KazMunaiGas Exploration Production (GDR)(f)	3,450	$60,858
LUKOIL OAO (London) (Sponsored ADR)	2,200	116,270
Marathon Oil Corp.	15,400	469,546
Newfield Exploration Co.(e)	5,200	249,652
Nexen, Inc. (New York)	13,500	249,885
Nexen, Inc. (Toronto)	8,772	162,467
Noble Energy, Inc.	11,200	781,536
Occidental Petroleum Corp.	4,800	350,784
OMV AG	1,600	51,439
Penn West Energy Trust	7,691	144,466
Petroleo Brasileiro SA (Sponsored ADR)	4,850	143,366
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	19,039	504,059
Suncor Energy, Inc. (New York)	10,400	314,704
Suncor Energy, Inc. (Toronto)	10,604	321,297
Yanzhou Coal Mining Co., Ltd. – Class H	36,000	74,397

		7,261,471

		10,532,866

Industrials – 4.5%
Aerospace & Defense – 0.7%
BAE Systems PLC	36,900	166,127
Goodrich Corp.	6,725	460,528
Honeywell International, Inc.	8,600	336,174
Northrop Grumman Corp.	8,000	432,960
Raytheon Co.	3,200	140,544
Rolls-Royce Group PLC(e)	5,262	44,522

		1,580,855

Air Freight & Logistics – 0.3%
FedEx Corp.	2,250	175,612
Kuehne & Nagel International AG	800	83,195
United Parcel Service, Inc. – Class B	5,575	355,685

		614,492

Airlines – 0.1%
Delta Air Lines, Inc.(e)	24,300	254,178

Building Products – 0.0%
Asahi Glass Co., Ltd.	4,000	39,029

Commercial Services & Supplies – 0.2%
Aggreko PLC	5,900	127,908
G4S PLC	38,400	148,170
Serco Group PLC	36,740	327,116

		603,194

Construction & Engineering – 0.1%
Bouygues SA	4,900	197,822

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Electrical Equipment – 0.4%
Cooper Industries PLC	16,300	$686,067
Vestas Wind Systems A/S(e)	4,328	160,014

		846,081

Industrial Conglomerates – 0.4%
Bidvest Group Ltd.	4,545	83,832
General Electric Co.	43,500	629,880
Textron, Inc.	14,500	247,515

		961,227

Machinery – 1.5%
Caterpillar, Inc.	4,600	299,736
Danaher Corp.	24,450	888,268
Dover Corp.	11,700	523,692
Illinois Tool Works, Inc.	19,175	791,161
Ingersoll-Rand PLC	10,100	328,553
Parker Hannifin Corp.	5,300	313,548
SPX Corp.	2,400	134,544
Terex Corp.(e)	9,000	163,890

		3,443,392

Professional Services – 0.4%
Bureau Veritas SA	1,400	85,095
Capita Group PLC (The)	48,700	523,779
Intertek Group PLC	8,360	215,291
Randstad Holding NV(e)	4,400	163,192

		987,357

Road & Rail – 0.1%
DSV A/S	5,350	84,387
East Japan Railway Co.	1,500	97,008
Firstgroup PLC	12,300	65,409

		246,804

Trading Companies & Distributors – 0.2%
ITOCHU Corp.	12,400	101,089
Mitsubishi Corp.	9,800	209,989
Mitsui & Co., Ltd.	12,200	158,813
Noble Group Ltd.	34,000	39,648
Travis Perkins PLC(e)	4,700	54,779

		564,318

Transportation Infrastructure – 0.1%
China Merchants Holdings International Co., Ltd.	48,000	162,980

		10,501,729

Consumer Staples – 4.3%
Beverages – 0.8%
Anheuser-Busch InBev NV	8,081	418,557
Asahi Breweries Ltd.	3,600	67,859

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Cia de Bebidas das Americas (ADR)	750	$83,017
Coca-Cola Co. (The)	1,900	106,248
Constellation Brands, Inc. – Class A(e)	14,200	236,572
PepsiCo, Inc.	12,960	831,773

		1,744,026

Food & Staples Retailing – 0.9%
Aeon Co., Ltd.	11,800	125,796
Casino Guichard Perrachon SA	1,400	113,098
Costco Wholesale Corp.	11,950	675,773
Delhaize Group SA	600	40,102
Olam International Ltd.	133,000	263,158
Safeway, Inc.	17,500	329,000
Tesco PLC	79,945	497,504

		2,044,431

Food Products – 0.7%
Bunge Ltd.	7,400	392,200
Chaoda Modern Agriculture Holdings Ltd.	92,000	69,581
ConAgra Foods, Inc.	6,800	146,812
Nutreco Holding NV	1,000	57,870
Premier Foods PLC(e)	82,400	20,151
Sara Lee Corp.	31,000	447,640
Smithfield Foods, Inc.(e)	11,300	182,269
Tyson Foods, Inc. – Class A	21,900	358,722

		1,675,245

Household Products – 0.9%
Kimberly-Clark Corp.	5,200	334,880
Procter & Gamble Co. (The)	20,000	1,193,400
Reckitt Benckiser Group PLC	10,641	530,371

		2,058,651

Tobacco – 1.0%
Altria Group, Inc.	19,700	439,704
British American Tobacco PLC	20,786	704,295
Imperial Tobacco Group PLC	14,500	399,053
Japan Tobacco, Inc.	184	571,616
Reynolds American, Inc.	4,300	234,522

		2,349,190

		9,871,543

Materials – 2.9%
Chemicals – 1.0%
Agrium, Inc.	3,800	264,408
Arkema SA	1,700	70,798
Dow Chemical Co. (The)	31,000	755,470
EI du Pont de Nemours & Co.	5,600	228,312
Huabao International Holdings Ltd.	45,000	65,204
Incitec Pivot Ltd.	18,600	56,180

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Israel Chemicals Ltd.	24,600	$311,213
K&S AG	5,800	302,407
Monsanto Co.	7,402	389,715

		2,443,707

Construction Materials – 0.1%
CRH PLC (London)	10,580	162,320

Containers & Packaging – 0.1%
Sonoco Products Co.	5,600	176,120

Metals & Mining – 1.7%
Agnico-Eagle Mines Ltd.	2,820	183,215
ArcelorMittal (Euronext Amsterdam)	7,900	228,971
ArcelorMittal (New York)	3,250	94,023
BHP Billiton Ltd.	2,800	92,898
BHP Billiton PLC	5,365	149,606
Cliffs Natural Resources, Inc.	4,900	299,831
Dowa Holdings Co., Ltd.	8,000	41,327
Eurasian Natural Resources Corp. PLC	3,800	49,104
Freeport-McMoRan Copper & Gold, Inc.	11,825	851,164
JFE Holdings, Inc.	4,100	120,979
Kazakhmys PLC	6,300	110,885
Lundin Mining Corp.(e)	18,800	74,752
Mitsubishi Materials Corp.(e)	28,000	74,034
Rio Tinto PLC	6,300	316,878
Steel Dynamics, Inc.	14,000	191,800
Tata Steel Ltd.	12,100	134,390
ThyssenKrupp AG	6,100	166,608
Vale SA (Sponsored ADR) (Local Preference Shares)	10,800	255,096
Vale SA (Sponsored ADR) – Class B	5,700	152,475
Xstrata PLC	18,680	291,509

		3,879,545

		6,661,692

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	42,800	1,156,884
France Telecom SA	7,600	154,483
Frontier Communications Corp.	456	3,525
Nippon Telegraph & Telephone Corp.	5,600	240,787
Telecom Corp. of New Zealand Ltd.	36,513	51,034
Telecom Italia SpA (ordinary shares)	135,100	182,045
Telecom Italia SpA (savings shares)	100,500	110,247
Telefonica SA	2,100	46,414
Verizon Communications, Inc.	1,900	56,069

		2,001,488

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.5%
KDDI Corp.	32	$154,325
Sprint Nextel Corp.(e)	62,900	256,632
Vodafone Group PLC	195,987	470,576
Vodafone Group PLC (Sponsored ADR)	12,700	307,086

		1,188,619

		3,190,107

Utilities – 0.8%
Electric Utilities – 0.4%
E.ON AG	9,500	266,638
EDF SA	3,400	135,083
Edison International	11,700	394,875
Pepco Holdings, Inc.	7,300	131,035
Tokyo Electric Power Co., Inc. (The)	6,100	177,344

		1,104,975

Gas Utilities – 0.1%
Tokyo Gas Co., Ltd.	32,000	149,138

Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc.	6,700	196,511

Multi-Utilities – 0.2%
CMS Energy Corp.	3,000	52,500
NiSource, Inc.	21,800	378,012

		430,512

		1,881,136

Total Common Stocks (cost $95,834,113)		104,252,557

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(g) (cost $1,459,289)	1,459,289	1,459,289

Total Investments – 100.2% (cost $216,253,366)		230,686,533
Other assets less liabilities – (0.2)%		(407,391)

Net Assets – 100.0%		$230,279,142

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Topix Index Futures	1	September 2010	$101,484	$95,286		$(6,198)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/15/10	289	$252,953	$254,878	$1,925
Australian Dollar settling 11/15/10	354	313,262	312,203	(1,059)
British Pound settling 11/15/10	641	990,422	982,588	(7,834)
British Pound settling 11/15/10	72	110,476	109,602	(874)
British Pound settling 11/15/10	480	740,885	735,025	(5,860)
Canadian Dollar settling 11/15/10	50	47,710	46,829	(881)
Canadian Dollar settling 11/15/10	101	94,935	94,594	(341)
Canadian Dollar settling 11/15/10	51	47,902	47,765	(137)
Canadian Dollar settling 11/15/10	347	328,294	324,991	(3,303)
Euro settling 11/15/10	82	105,246	103,903	(1,343)
Euro settling 11/15/10	163	210,818	206,540	(4,278)
Euro settling 11/15/10	505	672,014	639,894	(32,120)
Japanese Yen settling 11/15/10	29,959	338,853	356,906	18,053
Japanese Yen settling 11/15/10	81,313	955,814	968,692	12,878
New Zealand Dollar settling 11/15/10	230	160,639	159,422	(1,217)
New Zealand Dollar settling 11/15/10	304	221,367	210,714	(10,653)
New Zealand Dollar settling 11/15/10	144	104,858	99,812	(5,046)
Norwegian Krone settling 11/15/10	4,850	812,749	765,915	(46,834)
Norwegian Krone settling 11/15/10	5,381	901,733	849,771	(51,962)
Swedish Krona settling 11/15/10	5,798	817,887	783,430	(34,457)
Swedish Krona settling 11/15/10	4,411	622,232	596,018	(26,214)
Swedish Krona settling 11/15/10	1,483	200,401	200,384	(17)
Swiss Franc settling 11/15/10	428	407,293	421,859	14,566
Swiss Franc settling 11/15/10	311	299,811	306,538	6,727
Swiss Franc settling 11/15/10	272	264,219	268,098	3,879
Swiss Franc settling 11/15/10	148	143,766	145,876	2,110

Sale Contracts:
Australian Dollar settling 11/15/10	396	339,134	349,243	(10,109)
British Pound settling 11/15/10	292	440,178	447,607	(7,429)
British Pound settling 11/15/10	164	251,321	251,395	(74)
British Pound settling 11/15/10	72	108,937	109,602	(665)
British Pound settling 11/15/10	202	312,437	309,646	2,791
British Pound settling 11/15/10	1,016	1,617,645	1,557,426	60,219
Canadian Dollar settling 11/15/10	86	81,451	80,545	906
Canadian Dollar settling 11/15/10	674	657,196	631,251	25,945
Canadian Dollar settling 11/15/10	878	856,109	822,312	33,797
Canadian Dollar settling 11/15/10	105	100,192	98,340	1,852
Euro settling 11/15/10	37	48,882	46,883	1,999
Euro settling 11/15/10	1,223	1,627,471	1,549,683	77,788
Euro settling 11/15/10	106	134,035	134,314	(279)
Euro settling 11/15/10	463	585,455	586,675	(1,220)
Euro settling 11/15/10	750	948,360	950,337	(1,977)
Japanese Yen settling 11/15/10	34,597	412,482	412,158	324
Japanese Yen settling 11/15/10	40,473	476,596	482,160	(5,564)

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
New Zealand Dollar settling 11/15/10	144	$100,550	$99,812	$738
New Zealand Dollar settling 11/15/10	346	241,598	239,826	1,772
Norwegian Krone settling 11/15/10	342	54,156	54,009	147
Swiss Franc settling 11/15/10	494	476,227	486,912	(10,685)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$970	2/12/12	SIFMA	*	3.548%	$44,588

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	When-Issued or delayed delivery security.

(e)	Non-income producing security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $60,858 or 0.0% of net assets.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2010, the Strategy held 54.2% of its total investments in municipal bonds. Of the total investments in municipal bonds, 46.4% is insured (16.2% of this amount represents the Strategy’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GDR – Global Depositary Receipt

GO – General Obligation

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PCR – Pollution Control Revenue Bond

PFA – Public Finance Authority

SD – School District

SID – Special Improvement District

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 70.3%
Long-Term Municipal Bonds – 70.3%
Alabama – 4.4%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/12	$1,065	$1,135,174
NPFGC-RE 5.00%, 12/01/21	400	442,420
Jefferson Cnty AL Swr FGIC 5.00%, 2/01/38 (Prerefunded/ETM)	1,000	1,085,080
5.25%, 2/01/24 (Prerefunded/ETM)	1,000	1,089,830
FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	1,000	1,079,090

		4,831,594

Alaska – 0.9%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/11	1,000	1,025,690

Arizona – 1.8%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.15%, 2/01/42(a)	235	216,802
Arizona Trans Brd Fed Hwy GAN (Arizona Trans Brd Fed Hwy Grant) AMBAC Series 2004B 5.00%, 7/01/15	565	639,862
Salt River Proj Agric Impt & Pwr Dist AZ Series 2002C 5.00%, 1/01/12	1,000	1,060,990

		1,917,654

California – 1.6%
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	735	811,433
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009B 4.00%, 5/15/11	350	358,148
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	550	568,529

		1,738,110

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 0.5%
Adonea Met Dist #2 Co. 4.375%, 12/01/15	$525	$521,692

Delaware – 1.7%
Delaware Trnsp Auth NPFGC Series 2003 5.00%, 7/01/12	1,690	1,831,740

District of Columbia – 1.4%
District of Columbia GO NPFGC Series 2003A 5.50%, 6/01/13	600	681,666
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/16	275	313,536
AMBAC Series A 5.00%, 10/01/10	515	516,653

		1,511,855

Florida – 5.5%
Citizens Ppty Ins Corp. FL NPFGC Series 2007A 5.00%, 3/01/11	535	543,095
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	1,000	1,070,790
Florida Brd of Ed GO (Florida GO) NPFGC-RE Series 2005A 5.00%, 6/01/15	560	651,095
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2008B 5.25%, 7/01/16-7/01/17	910	1,078,009
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/14	455	498,703
Series 2010A 5.00%, 7/01/16	365	403,956
NPFGC 5.00%, 7/01/11	535	552,227
Palm Beach Cnty FL Sch Brd COP FGIC Series B 5.00%, 8/01/25	1,200	1,242,528

		6,040,403

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 5.5%
Atlanta GA GO Series 2009A 4.00%, 7/01/11	$1,415	$1,447,163
Fulton & De Kalb Cnty GA Hosp AGM 5.00%, 1/01/13	1,500	1,652,325
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009 B 5.25%, 3/15/24	1,075	1,181,920
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	430	503,736
Georgia Road & Tollway Auth (Georgia Fed Highway Grant) Series 2009A 5.00%, 6/01/18	700	850,507
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	385	412,882

		6,048,533

Illinois – 2.0%
Illinois GO AGM 5.00%, 6/01/13	1,060	1,148,627
AMBAC Series B 5.00%, 3/01/14	1,000	1,096,860

		2,245,487

Indiana – 0.2%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	161,583
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) NPFGC 5.60%, 11/01/16	75	83,219

		244,802

Iowa – 0.4%
Tobacco Settlement Auth IA 5.60%, 6/01/35 (Prerefunded/ETM)	375	393,188

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas – 0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	$90	$91,118

Louisiana – 1.2%
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	265	292,253
New Orleans LA GO NPFGC 5.25%, 12/01/20	450	475,690
RADIAN 5.00%, 12/01/10	560	564,026

		1,331,969

Massachusetts – 1.5%
Massachusetts Dev Fin Agy (Semass Partnership) NPFGC Series A 5.50%, 1/01/11	1,000	1,009,910
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/16	540	594,902

		1,604,812

Michigan – 2.3%
Detroit MI Swr Disp AGM 0.957%, 7/01/32(a)	410	279,390
Michigan Mun Bond Auth (Michigan Mun Bond Loc Gov Prog) Series 2009 C 5.00%, 5/01/11	770	789,666
Michigan Trunk Line Spl Tax AGM Series 05B 5.00%, 9/01/11	1,440	1,503,461

		2,572,517

Missouri – 0.7%
Kansas City MO Wtr 4.00%, 12/01/10	710	715,985

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 1.4%
Clark Cnty NV SD GO AGM Series C 5.00%, 6/15/19	$750	$843,420
Nevada GO Series 2008C 5.00%, 6/01/15	565	654,100

		1,497,520

New Jersey – 1.9%
New Jersey EDA (New Jersey Trnst Pj Lease) Series 2008A 5.00%, 5/01/17	420	485,163
New Jersey EDA (New Jersey Cigarette Tax) FGIC Series 4 5.00%, 6/15/11	400	405,536
New Jersey Trnsp Trust Fund (New Jersey Trnsp Trust Fund) NPFGC Series A 5.25%, 12/15/12	1,100	1,206,568

		2,097,267

New York – 8.7%
Metropolitan Trnsp Auth NY (New York St Lease MTA Svc Cont) NPFGC-RE Series B 5.50%, 7/01/12	445	483,381
New York NY GO Series 04G 5.00%, 8/01/12	685	741,499
Series C 5.25%, 8/01/17	160	193,750
Series E 5.00%, 8/01/15	720	841,846
New York NY Trnsl Fin Auth Series B 5.25%, 2/01/29(b)	2,080	2,116,671
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	280	323,814
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/18	1,000	1,186,080

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	$1,365	$1,474,159
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	90	90,234
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	540	653,605
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) Series 2008B 5.00%, 4/01/16	550	648,434
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.25%, 6/01/13	235	235,773
Series 2008 5.00%, 6/01/11	490	505,763

		9,495,009

North Carolina – 1.9%
North Carolina Eastern Mun Pwr Agy 5.375%, 1/01/17	225	239,794
Series A 5.50%, 1/01/11	515	523,626
Series C 5.30%, 1/01/15	800	863,336
North Carolina Mun Pwr Agy #1 Series A 5.50%, 1/01/13	435	483,690

		2,110,446

Ohio – 3.0%
Cleveland OH Arpt Sys Series 2009C 5.00%, 1/01/12	515	542,305
AMBAC Series 2006A 5.00%, 1/01/16	490	542,224
Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	585	643,904
Ohio Turnpike Comm (Ohio Turnpike) AGM Series 2001B 5.50%, 2/15/12	1,355	1,451,733

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	$140	$155,686

		3,335,852

Oregon – 1.8%
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,890	2,019,730

Pennsylvania – 4.3%
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/11	1,055	1,104,849
Pennsylvania GO NPFGC 5.00%, 2/01/15	435	492,577
Pennsylvania Turnpike Comm Series 2009 B 5.00%, 6/01/21	715	813,627
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	877,696
Philadelphia PA SD GO Series 2010 C 5.00%, 9/01/12	1,020	1,094,062
Pittsburgh PA GO 5.00%, 9/01/14	285	315,931

		4,698,742

Puerto Rico – 2.5%
Puerto Rico GO 5.00%, 7/01/11	515	531,022
5.25%, 7/01/12	700	741,783
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 3.141%, 7/01/28(a)	280	179,763
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	550	573,710
5.50%, 8/01/23	605	681,133

		2,707,411

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.7%
Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/18	$600	$720,720

Texas – 6.7%
Austin TX Utils Sys AGM 5.00%, 11/15/13	555	625,674
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/15	1,010	1,170,206
Garland TX ISD GO Series 2005 5.00%, 2/15/13	700	776,608
Mansfield TX ISD GO 5.00%, 2/15/25	610	711,919
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H-1 5.00%, 1/01/43	225	228,001
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) Series 2007 5.50%, 8/01/22	460	494,560
San Antonio TX Wtr NPFGC-RE 5.50%, 5/15/16	1,540	1,865,910
Texas A & M Univ Series 2009 D 5.00%, 5/15/12	1,400	1,508,990

		7,381,868

Virginia – 0.3%
Fairfax Cnty VA EDA (Fairfax Cnty VA EDA Res Rec) AMBAC Series 1998 6.10%, 2/01/11	280	285,947

Washington – 3.2%
Energy Northwest WA (Bonneville Power Admin) Series 2008D 5.00%, 7/01/11	2,055	2,135,124
King Cnty WA Swr 5.00%, 1/01/29	625	705,138

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington St GO Series 2009A 5.00%, 7/01/15	$570	$671,585

		3,511,847

Wisconsin – 2.2%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	1,660	1,827,013
Wisconsin GO NPFGC Series A 5.00%, 5/01/13	535	596,899

		2,423,912

Total Municipal Obligations (cost $73,731,784)		76,953,420

	Shares
COMMON STOCKS – 28.7%
Financials – 5.3%
Capital Markets – 1.1%
Ameriprise Financial, Inc.	3,300	143,814
Blackstone Group LP	15,100	152,359
Credit Suisse Group AG	2,255	98,619
Deutsche Bank AG	800	49,747
Franklin Resources, Inc.	625	60,319
Goldman Sachs Group, Inc. (The)	3,470	475,182
Man Group PLC	15,886	50,475
Morgan Stanley	5,600	138,264

		1,168,779

Commercial Banks – 1.6%
Banco do Brasil SA	4,000	64,865
Banco Santander SA	7,600	88,497
Bank of China Ltd.	55,000	27,786
Barclays PLC	17,300	79,425
BB&T Corp.	4,300	95,116
BNP Paribas	1,326	82,147
Comerica, Inc.	1,800	61,938
Danske Bank A/S(c)	2,300	50,802
DnB NOR ASA	1,200	13,177
Fifth Third Bancorp	9,000	99,450
Hana Financial Group, Inc.	1,100	28,320
Itau Unibanco Holding SA (ADR)	1,100	23,727
KB Financial Group, Inc.	1,039	42,220
National Australia Bank Ltd.	3,800	78,797
National Bank of Canada	400	23,099
Regions Financial Corp.	7,800	50,154
Societe Generale	1,050	52,949
Standard Chartered PLC	5,241	139,961

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Sumitomo Mitsui Financial Group, Inc.	1,900	$56,386
Turkiye Garanti Bankasi AS	4,200	20,180
Turkiye Vakiflar Bankasi Tao – Class D	12,600	33,772
UniCredit SpA	26,680	62,193
US Bancorp	800	16,640
Wells Fargo & Co.	20,250	476,888

		1,768,489

Consumer Finance – 0.1%
Capital One Financial Corp.	2,400	90,864
ORIX Corp.	640	48,124

		138,988

Diversified Financial Services – 1.4%
Bank of America Corp.	20,400	253,980
BM&F Bovespa SA	3,700	26,966
Citigroup, Inc.(c)	13,000	48,360
CME Group, Inc. – Class A	635	157,531
Hong Kong Exchanges and Clearing Ltd.	4,600	72,565
IG Group Holdings PLC	5,208	41,506
JPMorgan Chase & Co.	26,025	946,269

		1,547,177

Insurance – 0.7%
Admiral Group PLC	4,757	110,613
Allianz SE	900	91,877
Aviva PLC	8,300	47,945
Berkshire Hathaway, Inc.(c)	1,400	110,292
Chubb Corp.	1,000	55,120
Muenchener Rueckversicherungs AG (MunichRe)	175	22,301
Old Mutual PLC	13,700	26,624
Prudential PLC	11,350	98,454
Travelers Cos., Inc. (The)	2,800	137,144

		700,370

Real Estate Management & Development – 0.4%
CapitaLand Ltd.	21,000	60,749
CapitaMalls Asia Ltd.	16,000	24,890
China Overseas Land & Investment Ltd.	22,000	47,165
Daito Trust Construction Co., Ltd.	400	22,970
Great Eagle Holdings Ltd.	5,000	13,667
Hang Lung Group Ltd.	5,000	30,165
Hang Lung Properties Ltd.	28,000	125,753
Mitsui Fudosan Co., Ltd.	4,000	64,909
New World Development Ltd.	14,187	22,882
Sumitomo Realty & Development Co., Ltd.	2,000	38,168

		451,318

		5,775,121

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Consumer Discretionary – 4.8%
Auto Components – 0.3%
Johnson Controls, Inc.	6,630	$175,894
Lear Corp.(c)	900	66,294
NGK Spark Plug Co., Ltd.	1,000	11,670
TRW Automotive Holdings Corp.(c)	2,100	72,996

		326,854

Automobiles – 0.4%
Bayerische Motoren Werke AG	1,400	73,560
Ford Motor Co.(c)	26,500	299,185
Nissan Motor Co., Ltd.(c)	8,200	62,500
Renault SA(c)	800	32,318

		467,563

Distributors – 0.2%
Genuine Parts Co.	550	23,061
Li & Fung Ltd.	34,000	171,674

		194,735

Hotels, Restaurants & Leisure – 0.2%
Carnival PLC	803	25,967
Hyatt Hotels Corp.(c)	1,025	38,602
Royal Caribbean Cruises Ltd.(c)	2,000	49,120
Shangri-La Asia Ltd.	24,000	52,718
Thomas Cook Group PLC	6,300	17,479
TUI Travel PLC	6,300	19,382

		203,268

Household Durables – 0.4%
DR Horton, Inc.	4,300	44,118
Electrolux AB	700	13,446
Garmin Ltd.	1,900	50,559
NVR, Inc.(c)	135	81,562
Pulte Group, Inc.(c)	5,000	40,150
Sharp Corp.	4,000	38,271
Sony Corp.	1,600	44,845
Whirlpool Corp.	1,700	126,072

		439,023

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(c)	990	123,582

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	800	7,592

Media – 1.6%
Cablevision Systems Corp.	3,700	92,833
CBS Corp. – Class B	6,800	93,976
Comcast Corp. – Class A	22,825	390,764
DIRECTV(c)	2,600	98,592

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Informa PLC	4,900	$28,716
Jupiter Telecommunications Co., Ltd.	37	39,365
Lagardere SCA	900	32,283
News Corp. – Class A	23,525	295,709
Publicis Groupe SA	1,200	50,098
Time Warner Cable, Inc. – Class A	3,029	156,327
Time Warner, Inc.	6,300	188,874
Vivendi SA	2,890	67,052
Walt Disney Co. (The)	6,200	202,058

		1,736,647

Multiline Retail – 0.7%
Kohl's Corp.(c)	8,515	400,035
Macy’s, Inc.	2,600	50,544
Marks & Spencer Group PLC	8,800	46,495
PPR	100	12,963
Target Corp.	4,525	231,499

		741,536

Specialty Retail – 0.7%
Esprit Holdings Ltd.	7,100	40,058
Fast Retailing Co., Ltd.	300	41,436
Foot Locker, Inc.	2,800	32,872
Gap, Inc. (The)	6,400	108,096
Hennes & Mauritz AB – Class B	2,310	75,279
Inditex SA	1,190	79,139
Lowe’s Cos., Inc.	10,250	208,075
Office Depot, Inc.(c)	12,000	40,920
Ross Stores, Inc.	1,600	79,408
TJX Cos., Inc.	1,400	55,566
Yamada Denki Co., Ltd.	1,060	65,948

		826,797

Textiles, Apparel & Luxury Goods – 0.2%
Cie Financiere Richemont SA	2,000	77,344
Jones Apparel Group, Inc.	5,400	83,052
Polo Ralph Lauren Corp. – Class A	880	66,651

		227,047

		5,294,644

Information Technology – 3.6%
Communications Equipment – 0.4%
Cisco Systems, Inc.(c)	13,225	265,161
Juniper Networks, Inc.(c)	2,050	55,760
Motorola, Inc.(c)	12,000	90,360
Research In Motion Ltd.(c)	1,208	51,775

		463,056

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Computers & Peripherals – 1.6%
Apple, Inc.(c)	3,300	$803,121
Dell, Inc.(c)	7,900	92,983
EMC Corp.(c)	17,875	326,040
Hewlett-Packard Co.	10,125	389,610
Logitech International SA(c)	3,300	48,829
Toshiba Corp.(c)	11,000	51,704

		1,712,287

Electronic Equipment, Instruments & Components – 0.2%
AU Optronics Corp.(c)	58,710	50,454
Hirose Electric Co. Ltd.	200	19,339
Keyence Corp.	100	20,699
Tyco Electronics Ltd.	3,900	95,628

		186,120

Internet Software & Services – 0.6%
Google, Inc. – Class A(c)	1,225	551,274
Telecity Group PLC(c)	1,871	13,801
Yahoo! Japan Corp.	130	46,710

		611,785

IT Services – 0.1%
Amadeus IT Holding SA(c)	1,500	25,852
Cap Gemini SA	900	37,944
Visa, Inc. – Class A	1,140	78,637

		142,433

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	3,000	26,135

Semiconductors & Semiconductor Equipment – 0.4%
Broadcom Corp. – Class A	4,675	140,110
Intel Corp.	6,623	117,360
KLA-Tencor Corp.	2,825	79,128
NVIDIA Corp.(c)	5,700	53,181
Samsung Electronics Co., Ltd.	110	69,547

		459,326

Software – 0.3%
Konami Corp.	700	11,258
Microsoft Corp.	8,475	198,993
Nintendo Co., Ltd.	200	55,446
SAP AG	500	21,773

		287,470

		3,888,612

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Health Care – 3.4%
Biotechnology – 0.8%
Amgen, Inc.(c)	2,000	$102,080
Celgene Corp.(c)	3,450	177,744
Gilead Sciences, Inc.(c)	13,775	438,872
Vertex Pharmaceuticals, Inc.(c)	4,050	135,027

		853,723

Health Care Equipment & Supplies – 0.8%
Alcon, Inc.	4,341	704,110
Boston Scientific Corp.(c)	3,900	20,241
Covidien PLC	2,350	83,049

		807,400

Health Care Providers & Services – 0.1%
Express Scripts, Inc. – Class A(c)	2,595	110,547

Life Sciences Tools & Services – 0.0%
QIAGEN NV(c)	2,152	38,545

Pharmaceuticals – 1.7%
Aspen Pharmacare Holdings Ltd.(c)	2,310	26,286
AstraZeneca PLC	2,000	98,311
AstraZeneca PLC (Sponsored ADR)	2,600	128,518
Bayer AG	1,400	85,394
Eli Lilly & Co.	2,400	80,544
Johnson & Johnson	6,300	359,226
Merck & Co., Inc.	3,700	130,092
Novartis AG	1,420	74,439
Pfizer, Inc.	23,700	377,541
Roche Holding AG	545	73,929
Sanofi-Aventis SA	1,174	67,207
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	7,233	365,845

		1,867,332

		3,677,547

Industrials – 2.9%
Aerospace & Defense – 0.4%
BAE Systems PLC	10,100	45,471
Goodrich Corp.	2,025	138,672
Honeywell International, Inc.	2,575	100,657
Northrop Grumman Corp.	2,700	146,124
Raytheon Co.	900	39,528
Rolls-Royce Group PLC(c)	1,233	10,432

		480,884

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Air Freight & Logistics – 0.2%
FedEx Corp.	675	$52,684
Kuehne & Nagel International AG	243	25,270
United Parcel Service, Inc. – Class B	1,670	106,546

		184,500

Airlines – 0.1%
Delta Air Lines, Inc.(c)	7,500	78,450

Building Products – 0.0%
Asahi Glass Co., Ltd.	2,000	19,514

Commercial Services & Supplies – 0.2%
Aggreko PLC	1,800	39,023
G4S PLC	11,579	44,678
Rentokil Initial PLC(c)	9,300	13,332
Serco Group PLC	11,150	99,275

		196,308

Construction & Engineering – 0.1%
Bouygues SA	1,700	68,632

Electrical Equipment – 0.2%
Cooper Industries PLC	4,920	207,083
Vestas Wind Systems A/S(c)	1,318	48,729

		255,812

Industrial Conglomerates – 0.3%
Bidvest Group Ltd.	1,717	31,670
General Electric Co.	12,800	185,344
Textron, Inc.	4,200	71,694

		288,708

Machinery – 1.0%
Caterpillar, Inc.	2,100	136,836
Crane Co.	1,600	54,240
Danaher Corp.	7,375	267,934
Dover Corp.	3,300	147,708
Illinois Tool Works, Inc.	5,900	243,434
Ingersoll-Rand PLC	3,000	97,590
Parker Hannifin Corp.	1,600	94,656
SPX Corp.	800	44,848
Terex Corp.(c)	1,300	23,673

		1,110,919

Professional Services – 0.2%
Bureau Veritas SA	417	25,346
Capita Group PLC (The)	14,650	157,564
Intertek Group PLC	2,520	64,896

		247,806

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Road & Rail – 0.1%
DSV A/S	1,600	$25,237
East Japan Railway Co.	700	45,271
Firstgroup PLC	3,400	18,080

		88,588

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	4,100	33,425
Mitsubishi Corp.	2,800	59,997
Mitsui & Co., Ltd.	3,500	45,561
Travis Perkins PLC(c)	1,400	16,317

		155,300

Transportation Infrastructure – 0.0%
China Merchants Holdings International Co., Ltd.	14,000	47,536

		3,222,957

Energy – 2.9%
Energy Equipment & Services – 0.9%
AMEC PLC	5,700	79,832
Cameron International Corp.(c)	2,475	91,030
Cie Generale de Geophysique-Veritas(c)	900	15,093
Ensco PLC (Sponsored ADR)	2,800	115,164
Petrofac Ltd.	4,620	98,853
Petroleum Geo-Services ASA(c)	1,800	16,053
Rowan Cos., Inc.(c)	2,000	51,420
Saipem SpA	1,392	48,452
Schlumberger Ltd.	7,730	412,241
Technip SA	1,015	66,174

		994,312

Oil, Gas & Consumable Fuels – 2.0%
Afren PLC(c)	24,600	38,595
BP PLC	16,300	94,071
Chevron Corp.	1,600	118,656
China Petroleum & Chemical Corp. – Class H	36,000	28,541
ConocoPhillips	3,450	180,884
Devon Energy Corp.	2,300	138,644
ENI SpA	2,300	45,444
EOG Resources, Inc.	1,320	114,668
Forest Oil Corp.(c)	2,100	54,852
Gazprom OAO (Sponsored ADR)	2,600	53,170
Hess Corp.	2,200	110,550
JX Holdings, Inc.(c)	4,500	22,783
KazMunaiGas Exploration Production (GDR)(d)	950	16,758
LUKOIL OAO (London) (Sponsored ADR)	250	13,213
Marathon Oil Corp.	4,600	140,254
Newfield Exploration Co.(c)	1,500	72,015
Nexen, Inc. (New York)	4,300	79,593
Nexen, Inc. (Toronto)	2,522	46,710

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Noble Energy, Inc.	3,380	$235,856
Occidental Petroleum Corp.	1,790	130,813
OMV AG	600	19,289
Penn West Energy Trust	2,170	40,761
Petroleo Brasileiro SA (Sponsored ADR)	1,500	44,340
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	5,543	146,751
Suncor Energy, Inc. (New York)	3,450	104,397
Suncor Energy, Inc. (Toronto)	2,950	89,384

		2,180,992

		3,175,304

Consumer Staples – 2.7%
Beverages – 0.4%
Anheuser-Busch InBev NV	2,475	128,193
Asahi Breweries Ltd.	1,000	18,850
Cia de Bebidas das Americas (ADR)	227	25,126
Constellation Brands, Inc. – Class A(c)	4,100	68,306
PepsiCo, Inc.	3,810	244,526

		485,001

Food & Staples Retailing – 0.6%
Aeon Co., Ltd.	3,800	40,511
Casino Guichard Perrachon SA	200	16,157
Costco Wholesale Corp.	3,715	210,083
Koninklijke Ahold NV	1,300	15,959
Olam International Ltd.	37,000	73,209
Safeway, Inc.	5,100	95,880
Tesco PLC	24,086	149,889

		601,688

Food Products – 0.4%
Bunge Ltd.	2,200	116,600
Chaoda Modern Agriculture Holdings Ltd.	28,000	21,177
ConAgra Foods, Inc.	2,000	43,180
Sara Lee Corp.	9,100	131,404
Smithfield Foods, Inc.(c)	5,300	85,489
Tyson Foods, Inc. – Class A	2,500	40,950

		438,800

Household Products – 0.6%
Kimberly-Clark Corp.	1,600	103,040
Procter & Gamble Co. (The)	7,100	423,657
Reckitt Benckiser Group PLC	3,236	161,289

		687,986

Tobacco – 0.7%
Altria Group, Inc.	5,000	111,600
British American Tobacco PLC	6,026	204,180
Imperial Tobacco Group PLC	4,800	132,100

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Japan Tobacco, Inc.	56	$173,970
Reynolds American, Inc.	1,900	103,626

		725,476

		2,938,951

Materials – 1.7%
Chemicals – 0.7%
Agrium, Inc.	1,350	93,944
Arkema SA	500	20,823
CF Industries Holdings, Inc.	150	13,875
DIC Corp.	7,000	11,460
Dow Chemical Co. (The)	9,225	224,813
EI du Pont de Nemours & Co.	1,700	69,309
Huabao International Holdings Ltd.	17,000	24,633
Incitec Pivot Ltd.	5,300	16,008
Israel Chemicals Ltd.	7,500	94,882
K&S AG	1,760	91,765
Monsanto Co.	2,248	118,357

		779,869

Construction Materials – 0.0%
CRH PLC (London)	3,210	49,248

Containers & Packaging – 0.0%
Smurfit Kappa Group PLC(c)	1,500	12,925

Metals & Mining – 1.0%
Agnico-Eagle Mines Ltd.	854	55,484
ArcelorMittal (Euronext Amsterdam)	2,445	70,865
BHP Billiton PLC	1,637	45,649
Cliffs Natural Resources, Inc.	1,500	91,785
Dowa Holdings Co., Ltd.	2,000	10,332
Eurasian Natural Resources Corp. PLC	1,800	23,260
Freeport-McMoRan Copper & Gold, Inc.	3,540	254,809
JFE Holdings, Inc.	1,100	32,458
Kazakhmys PLC	1,300	22,881
Lundin Mining Corp.(c)	4,800	19,086
Mitsubishi Materials Corp.(c)	11,000	29,085
Rio Tinto PLC	1,800	90,536
Tata Steel Ltd.	3,300	36,652
ThyssenKrupp AG	1,700	46,432
Vale SA (Sponsored ADR) (Local Preference Shares)	3,100	73,222
Vale SA (Sponsored ADR) – Class B	1,720	46,010
Xstrata PLC	6,430	100,342

		1,048,888

		1,890,930

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

Telecommunication Services – 0.9%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	12,600	$340,578
France Telecom SA	3,000	60,980
Frontier Communications Corp.	156	1,206
Nippon Telegraph & Telephone Corp.	1,600	68,796
Telecom Corp. of New Zealand Ltd.	9,210	12,873
Telecom Italia SpA (ordinary shares)	36,500	49,183
Telecom Italia SpA (savings shares)	28,200	30,935
Telefonica SA	1,600	35,363
Verizon Communications, Inc.	2,700	79,677

		679,591

Wireless Telecommunication Services – 0.3%
KDDI Corp.	4	19,291
Sprint Nextel Corp.(c)	17,600	71,808
Vodafone Group PLC	56,725	136,200
Vodafone Group PLC (Sponsored ADR)	4,200	101,556

		328,855

		1,008,446

Utilities – 0.5%
Electric Utilities – 0.3%
E.ON AG	2,700	75,782
EDF SA	900	35,757
Edison International	2,400	81,000
Pepco Holdings, Inc.	2,200	39,490
Tokyo Electric Power Co., Inc. (The)	1,800	52,331

		284,360

Gas Utilities – 0.0%
Tokyo Gas Co., Ltd.	9,000	41,945

Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc.	2,200	64,526

Multi-Utilities – 0.1%
CMS Energy Corp.	1,700	29,750
NiSource, Inc.	6,300	109,242

		138,992

		529,823

Total Common Stocks (cost $28,972,662)		31,402,335

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Shares	U.S. $ Value

WARRANTS – 0.0%
Financials – 0.0%
Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp., Merrill Lynch Int’l, expiring 1/18/11(c) (cost $47,175)	4,000	$53,131

Total Investments – 99.0% (cost $102,751,621)		108,408,886
Other assets less liabilities – 1.0%		1,083,508

Net Assets – 100.0%		$109,492,394

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	September 2010	$31,810	$33,139	$1,329

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/15/10	20	$17,505	$17,639	$134
Australian Dollar settling 11/15/10	71	62,829	62,617	(212)
British Pound settling 11/15/10	79	121,601	120,639	(962)
British Pound settling 11/15/10	117	181,243	179,809	(1,434)
British Pound settling 11/15/10	166	256,490	254,461	(2,029)
Canadian Dollar settling 11/15/10	14	13,374	13,112	(262)
Canadian Dollar settling 11/15/10	65	61,590	60,878	(712)
Canadian Dollar settling 11/15/10	47	44,466	44,019	(447)
Euro settling 11/15/10	145	192,954	183,731	(9,223)
Euro settling 11/15/10	43	54,263	54,486	223
Japanese Yen settling 11/15/10	24,155	283,936	287,762	3,826
Japanese Yen settling 11/15/10	5,704	65,527	67,952	2,425
New Zealand Dollar settling 11/15/10	43	31,312	29,805	(1,507)
New Zealand Dollar settling 11/15/10	77	56,070	53,372	(2,698)
New Zealand Dollar settling 11/15/10	54	37,715	37,429	(286)
Norwegian Krone settling 11/15/10	1,537	257,566	242,724	(14,842)
Norwegian Krone settling 11/15/10	1,551	259,912	244,935	(14,977)
Swedish Krona settling 11/15/10	1,252	176,612	169,171	(7,441)
Swedish Krona settling 11/15/10	1,855	261,673	250,649	(11,024)
Swedish Krona settling 11/15/10	182	24,683	24,592	(91)
Swiss Franc settling 11/15/10	83	79,532	81,316	1,784
Swiss Franc settling 11/15/10	19	18,456	18,727	271
Swiss Franc settling 11/15/10	87	84,511	85,752	1,241
Swiss Franc settling 11/15/10	138	131,324	136,020	4,696

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Conservative Wealth—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Australian Dollar settling 11/15/10	20	$17,128	$17,639	$(511)
British Pound settling 11/15/10	42	63,733	64,382	(649)
British Pound settling 11/15/10	51	76,881	78,178	(1,297)
British Pound settling 11/15/10	79	119,907	120,639	(732)
British Pound settling 11/15/10	35	53,076	53,651	(575)
British Pound settling 11/15/10	36	55,318	55,184	134
British Pound settling 11/15/10	291	463,322	446,074	17,248
Canadian Dollar settling 11/15/10	31	29,712	29,034	678
Canadian Dollar settling 11/15/10	247	240,842	231,334	9,508
Canadian Dollar settling 11/15/10	198	193,064	185,442	7,622
Euro settling 11/15/10	380	506,073	481,884	24,189
Euro settling 11/15/10	188	237,722	238,218	(496)
Euro settling 11/15/10	152	192,201	192,602	(401)
Euro settling 11/15/10	26	32,876	32,945	(69)
Japanese Yen settling 11/15/10	1,550	18,220	18,465	(245)
Japanese Yen settling 11/15/10	9,117	108,697	108,612	85
Japanese Yen settling 11/15/10	1,628	19,259	19,395	(136)
Japanese Yen settling 11/15/10	5,855	68,946	69,751	(805)
New Zealand Dollar settling 11/15/10	101	70,524	70,007	517
Swedish Krona settling 11/15/10	98	13,243	13,242	1
Swiss Franc settling 11/15/10	119	114,719	117,293	(2,574)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank	$5,000	7/29/13	1.830%	CPI	#	$(326,743)
Barclays Bank	3,000	8/11/15	2.030%	CPI	#	(229,128)
Barclays Bank	500	7/19/17	2.038%	CPI	#	(10,725)
Morgan Stanley	1,000	12/14/14	2.100%	CPI	#	(39,461)
Morgan Stanley	1,500	10/31/18	1.960%	CPI	#	(72,084)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2010.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $16,758 or 0.0% of net assets.

As of August 31, 2010, the Strategy held 71.0% of its total investments in municipal bonds. Of the total investments in municipal bonds, 40.9% is insured (12.5% of this amount represents the Strategy’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GAN – Grant Anticipation Note

GDR – Global Depositary Receipt

GO – General Obligation

HFA – Housing Finance Authority

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

SD – School District

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2010

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $506,622,719, $214,794,077 and $102,751,621, respectively)	$529,523,782		$229,227,244		$108,408,886
Affiliated issuers (cost $4,982,615, $1,459,289 and $0, respectively)	4,982,615		1,459,289		– 0	–
Cash(a)	30,853		3,718		2,449
Foreign currencies, at value (cost $648,532, $226,470 and $72,660, respectively)	649,918		226,255		72,742
Receivable for investment securities sold and foreign currency transactions	7,634,623		1,179,108		1,766,145
Unrealized appreciation of forward currency exchange contracts	1,262,945		268,416		74,582
Receivable for shares of beneficial interest sold	1,224,772		218,862		226,941
Dividends and interest receivable	1,216,046		1,574,693		887,996
Unrealized appreciation on interest rate swap contracts	– 0	–	44,588		– 0	–
Miscellaneous receivable	– 0	–	85,000		– 0	–

Total assets	546,525,554		234,287,173		111,439,741

Liabilities
Due to custodian	– 0	–	– 0	–	305,368
Payable for investment securities purchased and foreign currency transactions	6,619,550		2,433,813		366,115
Unrealized depreciation of forward currency exchange contracts	1,262,212		272,432		76,637
Payable for shares of beneficial interest redeemed	657,967		908,763		300,054
Advisory fee payable	298,139		106,701		30,201
Distribution fee payable	44,128		100,417		49,216
Transfer Agent fee payable	11,758		11,205		4,646
Payable for variation margin on futures contracts	10,457		3,351		50
Unrealized depreciation on interest rate swap contracts	– 0	–	– 0	–	678,141
Accrued expenses	156,190		171,349		136,919

Total liabilities	9,060,401		4,008,031		1,947,347

Net Assets	$537,465,153		$230,279,142		$109,492,394

Composition of Net Assets
Shares of beneficial interest, at par	$526		$204		$102
Additional paid-in capital	704,529,088		248,896,752		112,539,352
Undistributed net investment income	5,782,854		1,247,680		488,434
Accumulated net realized loss on investment and foreign currency transactions	(195,748,366)		(34,335,455)		(8,514,672)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	22,901,051		14,469,961		4,979,178

Net Assets	$537,465,153		$230,279,142		$109,492,394

See notes to financial statements.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value
Class A	$51,951,988	5,103,108	$10.18	*

Class B	$9,283,227	929,516	$9.99

Class C	$27,753,621	2,775,326	$10.00

Advisor Class	$448,476,317	43,827,049	$10.23

Balanced Wealth Strategy
Class A	$140,601,410	12,451,853	$11.29	*

Class B	$24,819,187	2,196,506	$11.30

Class C	$51,939,658	4,583,612	$11.33

Advisor Class	$12,918,887	1,142,729	$11.31

Conservative Wealth Strategy
Class A	$65,732,391	6,207,471	$10.59	*

Class B	$11,813,350	1,087,734	$10.86

Class C	$27,088,245	2,490,834	$10.88

Advisor Class	$4,858,408	457,813	$10.61

*	The maximum offering price per share for Class A shares of Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy were $10.63, $11.79 and $11.06, respectively, which reflects a sales charge of 4.25%.

(a)	Amounts of $30,853, $3,718 and $2,449, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at August 31, 2010.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2010

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $457,804, $100,155 and $27,964, respectively)	$10,609,106		$2,388,827		$673,743
Affiliated issuers	8,885		1,843		1,362
Interest	536		5,103,890		2,755,471

Total income	10,618,527		7,494,560		3,430,576

Expenses
Advisory fee (see Note B)	3,648,329		1,454,127		667,001
Distribution fee—Class A	181,375		495,703		215,635
Distribution fee—Class B	118,943		293,547		143,815
Distribution fee—Class C	335,494		588,486		295,618
Transfer agency—Class A	24,103		133,301		52,961
Transfer agency—Class B	8,033		30,662		14,436
Transfer agency—Class C	14,998		51,259		23,735
Transfer agency—Advisor Class	160,807		8,816		4,011
Custodian	204,389		178,899		154,046
Printing	67,445		49,714		19,409
Registration fees	66,846		65,982		68,092
Trustees’ fees	51,402		52,620		51,398
Legal	43,653		43,659		50,411
Audit	39,578		51,330		48,926
Miscellaneous	35,173		34,769		23,220

Total expenses	5,000,568		3,532,874		1,832,714
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(86,190)

Net expenses	5,000,568		3,532,874		1,746,524

Net investment income	5,617,959		3,961,686		1,684,052

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	34,831,940		11,990,123		3,496,084
Futures contracts	85,445		17,337		1,024
Swap contracts	– 0	–	31,794		(16,740)
Foreign currency transactions	3,360,233		753,271		222,940
Net change in unrealized appreciation/depreciation of:
Investments(b)	(45,402,818)		(5,968,143)		(1,381,709)
Futures contracts	(68,701)		(14,618)		(3,621)
Swap contracts	– 0	–	(8,694)		(206,577)
Foreign currency denominated assets and liabilities	(512,065)		(148,380)		(46,184)

Net gain (loss) on investment and foreign currency transactions	(7,705,966)		6,652,690		2,065,217

Net Increase (Decrease) in Net Assets from Operations	$(2,088,007)		$10,614,376		$3,749,269

(a)	Net of foreign capital gains taxes of $12,957, $8,248 and $0, respectively.

(b)	Net of decrease in accrued foreign capital gains taxes of $14,737, $9,739 and $51, respectively.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Wealth Appreciation Strategy
Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,617,959	$8,142,382
Net realized gain (loss) on investment and foreign currency transactions	38,277,618	(220,290,040)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(45,983,584)	103,832,233
Contributions from Adviser (see Note B)	– 0	–	12,912

Net decrease in net assets from operations	(2,088,007)	(108,302,513)
Dividends to Shareholders from
Net investment income
Class A	(918,273)	(949,866)
Class B	(79,167)	(24,982)
Class C	(219,703)	(64,141)
Advisor Class	(6,690,730)	(6,172,794)
Transactions in Shares of Beneficial Interest
Net increase	17,985,426	96,462,353

Total increase (decrease)	7,989,546	(19,051,943)
Net Assets
Beginning of period	529,475,607	548,527,550

End of period (including undistributed net investment income of $5,782,854 and $4,812,379, respectively)	$537,465,153	$529,475,607

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Changes in Net Assets

Balanced Wealth Strategy
Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,961,686	$5,342,046
Net realized gain (loss) on investment and foreign currency transactions	12,792,525	(43,663,024)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,139,835)	16,251,192
Contributions from Adviser (see Note B)	– 0	–	4,381

Net increase (decrease) in net assets from operations	10,614,376	(22,065,405)
Dividends to Shareholders from
Net investment income
Class A	(2,868,717)	(3,889,117)
Class B	(301,752)	(510,479)
Class C	(599,680)	(912,883)
Advisor Class	(212,144)	(195,348)
Transactions in Shares of Beneficial Interest
Net decrease	(53,479,015)	(34,529,254)

Total decrease	(46,846,932)	(62,102,486)
Net Assets
Beginning of period	277,126,074	339,228,560

End of period (including undistributed net investment income of $1,247,680 and $487,090, respectively)	$230,279,142	$277,126,074

See notes to financial statements.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,684,052		$2,504,368
Net realized gain (loss) on investment and foreign currency transactions	3,703,308		(11,925,467)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,638,091)		3,822,213
Contributions from Adviser (see Note B)	– 0	–	1,210

Net increase (decrease) in net assets from operations	3,749,269		(5,597,676)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,166,604)		(1,637,276)
Class B	(123,360)		(279,836)
Class C	(249,148)		(454,293)
Advisor Class	(104,220)		(150,679)
Net realized gain on investment transactions
Class A	– 0	–	(295,725)
Class B	– 0	–	(78,222)
Class C	– 0	–	(128,862)
Advisor Class	– 0	–	(23,420)
Transactions in Shares of Beneficial Interest
Net decrease	(18,134,398)		(15,119,799)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	1,205

Total decrease	(16,028,461)		(23,764,583)
Net Assets
Beginning of period	125,520,855		149,285,438

End of period (including undistributed net investment income of $488,434 and $223,572, respectively)	$109,492,394		$125,520,855

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2010

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy (until December 31, 2009, known as Wealth Preservation Strategy), the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (until December 31, 2009, known as Tax-Managed Wealth Preservation Strategy). Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Strategies’ Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time (see Note A.2).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2010:

Wealth Appreciation Strategy
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$58,853,065	$35,571,768		$—	$94,424,833
Consumer Discretionary	65,524,758	20,089,602		—	85,614,360
Information Technology	60,992,571	8,205,861		—	69,198,432
Health Care	55,533,607	7,997,101		—	63,530,708
Energy	42,363,538	13,220,317		—	55,583,855
Industrials	35,327,948	17,857,520		—	53,185,468
Consumer Staples	30,161,314	19,429,630		—	49,590,944
Materials	18,841,320	13,612,442		—	32,453,762
Telecommunication Services	9,961,989	5,561,341		—	15,523,330
Utilities	6,772,039	3,646,051		—	10,418,090
Short-Term Investments	4,982,615	—		—	4,982,615

Total Investments in Securities	389,314,764	145,191,633	+	—	534,506,397
Other Financial Instruments*:
Assets
Futures Contracts	9,606	—		—	9,606	#
Forward Currency Exchange Contracts	—	1,262,945			1,262,945
Liabilities
Futures Contract	(18,595)	—		—	(18,595	)#
Forward Currency Exchange Contracts	—	(1,262,212)		—	(1,262,212)

Total	$389,305,775	$145,192,366		$—	$534,498,141

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Strategies’ investments are categorized as Level 2 investments.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

Balanced Wealth Strategy
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Municipal Obligations	$—	$124,903,495		$71,192	$124,974,687
Common Stocks
Financials	12,349,577	6,854,254		—	19,203,831
Consumer Discretionary	13,301,666	3,927,043		—	17,228,709
Information Technology	11,528,211	1,525,763		—	13,053,974
Health Care	10,565,982	1,560,988		—	12,126,970
Energy	7,911,755	2,621,111		—	10,532,866
Industrials	7,162,535	3,339,194		—	10,501,729
Consumer Staples	5,992,532	3,879,011		—	9,871,543
Materials	3,916,381	2,745,311		—	6,661,692
Telecommunication Services	1,934,679	1,255,428		—	3,190,107
Utilities	1,152,933	728,203		—	1,881,136
Short-Term Investments
Investment Companies	1,459,289	—		—	1,459,289

Total Investments in Securities	77,275,540	153,339,801	+	71,192	230,686,533
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	268,416		—	268,416
Interest Rate Swap Contract	—	44,588		—	44,588
Liabilities
Futures Contract	(6,198)	—		—	(6,198	)#
Forward Currency Exchange Contracts	—	(272,432)		—	(272,432)

Total	$77,269,342	$153,380,373		$71,192	$230,720,907

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Strategies’ investments are categorized as Level 2 investments.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Conservative Wealth Strategy
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Municipal Obligations	$—	$76,953,420	$—	$76,953,420
Common Stocks
Financials	3,708,341	2,066,780	—	5,775,121
Consumer Discretionary	4,067,046	1,227,598	—	5,294,644
Information Technology	3,414,973	473,639	—	3,888,612
Health Care	3,213,436	464,111	—	3,677,547
Industrials	2,237,701	985,256	—	3,222,957
Energy	2,388,990	786,314	—	3,175,304
Consumer Staples	1,803,467	1,135,484	—	2,938,951
Materials	1,060,694	830,236	—	1,890,930
Telecommunication Services	655,805	352,641	—	1,008,446
Utilities	324,008	205,815	—	529,823
Warrants	—	—	53,131	53,131

Total Investments in Securities	22,874,461	85,481,294 +	53,131	108,408,886
Other Financial Instruments*:
Assets
Futures Contact	1,329	—	—	1,329 #
Forward Currency Exchange Contracts	—	74,582	—	74,582
Liabilities
Forward Currency Exchange Contracts	—	(76,637)	—	(76,637)
Interest Rate Swap Contracts	—	(678,141)	—	(678,141)

Total	$22,875,790	$84,801,098	$53,131	$107,730,019

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Strategies’ investments are categorized as Level 2 investments.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

Wealth Appreciation Strategy	Energy	Total
Balance as of 8/31/09	$340,782	$340,782
Accrued discounts/premiums	—	—
Realized gain (loss)	99,274	99,274
Change in unrealized appreciation/depreciation	(103,829)	(103,829)
Net purchases (sales)	(336,227)	(336,227)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 8/31/10	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$—	$—

Balanced Wealth Strategy	Municipal Obligations	Energy	Other Financial Instruments	Total
Balance as of 8/31/09	$—	$167,163	$53,282	$220,445
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	49,402	60,986	—	110,388
Change in unrealized appreciation/depreciation	(33,089)	(67,619)	—	(100,708)
Net purchases (sales)	54,879	(160,530)	—	(105,651)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	(53,282)	(53,282)

Balance as of 8/31/10	$71,192	$—	$—	$71,192

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$(8,089)	$—	$—	$(8,089)

Conservative Wealth Strategy	Energy	Warrants	Other Financial Instruments	Total
Balance as of 8/31/09	$32,285	$—	$(471,564)	$(439,279)
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	(222)	—	—	(222)
Change in unrealized appreciation/depreciation	(415)	5,956	—	5,541
Net purchases (sales)	(31,648)	47,175	—	15,527
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	471,564	471,564

Balance as of 8/31/10	$—	$53,131	$—	$53,131

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$—	$5,956	$—	$5,956

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2010, such reimbursement amounted to $86,190 for the Conservative Wealth Strategy. The Expense Caps for both Wealth Appreciation Strategy and Balanced Wealth Strategy expired on January 1, 2009.

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

During the year ended August 31, 2009, the Adviser reimbursed the funds $12,912, $4,381 and $1,210, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for trading losses incurred due to trade entry errors.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $138,436, $133,721 and $54,839 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the year ended August 31, 2010.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2010 is as follows:

Tax-Managed Strategy	Market Value August 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2010 (000)		Dividend Income (000)
Wealth Appreciation	$3,841	$127,853	$126,711	$4,983		$9
Balanced Wealth	2,490	64,060	65,091	1,459		2
Conservative Wealth	311	37,182	37,493	– 0	–	1

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2010 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$7,865	$2,338	$8,990	$1,670
Balanced Wealth	28,214	3,151	28,570	2,919
Conservative Wealth	19,144	63	9,966	1,830

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended August 31, 2010 amounted to $688,991, $150,392 and $42,385 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, of which $0 and $796; $0 and $220; and $0 and $36 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Conservative Wealth Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2010, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$463,033,790	$444,832,763
Balanced Wealth	112,542,390	152,480,165
Conservative Wealth	47,806,307	57,422,878

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

There were no investment transactions in U.S. government securities during the year ended August 31, 2010.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Tax-Managed Strategy	Cost	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
		Appreciation	(Depreciation)
Wealth Appreciation	$532,235,783	$51,930,833	$(49,660,219)	$2,270,614
Balanced Wealth	218,078,196	22,060,089	(9,451,752)	12,608,337
Conservative Wealth	103,259,365	7,508,719	(2,359,198)	5,149,521

1. Derivative Financial Instruments

The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Strategies may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

•	Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Strategy may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

Documentation governing the Strategies’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of August 31, 2010, the Conservative Wealth Strategy had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $678,141 at August 31, 2010.

At August 31, 2010, the Strategies had entered into the following derivatives:

Wealth Appreciation Strategy	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,262,945	Unrealized depreciation of forward currency exchange contracts	$1,262,212

Equity contracts			Payable for variation margin on futures contracts	8,989	*

Total		$1,262,945		$1,271,201

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,323,658	$(511,219)

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$85,445	$(68,701)

Total		$3,409,103	$(579,920)

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $108,912,352 and average monthly original value of futures contracts was $788,812.

Balanced Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$268,416	Unrealized depreciation of forward currency exchange contracts	$272,432

Interest rate contracts	Unrealized appreciation of interest rate swap contracts	44,588

Equity contracts			Payable for variation margin on futures contracts	6,198	*

Total		$313,004		$278,630

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$799,693	$(148,119)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	31,794	(8,694)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	17,337	(14,618)

Total		$848,824	$(171,431)

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $26,103,685 average monthly original value of futures contracts was $192,769 and average monthly notional amount of interest rate swaps was $970,000.

Conservative Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$74,582	Unrealized depreciation of forward currency exchange contracts	$76,637

Interest rate contracts			Payable for variation margin on futures contracts	1,329	*

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Conservative Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swap contracts	$678,141

Total		$74,582		$756,107

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$236,423	$(45,814)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(16,740)	(206,577)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	1,024	(3,621)

Total		$220,707	$(256,012)

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $7,222,747, average monthly original value of futures contracts was $40,603 and average monthly notional amount of interest rate swaps was $10,269,231.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Wealth Appreciation Strategy
Class A
Shares sold	418,228	1,747,067	$4,624,753	$15,774,769

Shares issued in reinvestment of dividends	74,240	97,198	822,583	862,144

Shares converted from Class B	49,568	49,666	546,469	440,844

Shares redeemed	(2,419,774)	(4,265,718)	(26,328,273)	(39,773,901)

Net decrease	(1,877,738)	(2,371,787)	$(20,334,468)	$(22,696,144)

Class B
Shares sold	29,526	102,544	$325,498	$956,089

Shares issued in reinvestment of dividends	6,559	2,581	71,683	22,607

Shares converted to Class A	(50,394)	(50,576)	(546,469)	(440,844)

Shares redeemed	(318,171)	(550,841)	(3,449,910)	(4,861,587)

Net decrease	(332,480)	(496,292)	$(3,599,198)	$(4,323,735)

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Wealth Appreciation Strategy
Class C
Shares sold	187,878	576,063	$2,035,891	$5,039,005

Shares issued in reinvestment of dividends	17,261	6,321	189,005	55,372

Shares redeemed	(834,508)	(1,741,156)	(8,963,741)	(15,501,501)

Net decrease	(629,369)	(1,158,772)	$(6,738,845)	$(10,407,124)

Advisor Class
Shares sold	16,780,271	65,080,090	$184,834,189	$572,990,623

Shares issued in reinvestment of dividends	307,120	358,770	3,415,178	3,189,465

Shares redeemed	(12,651,878)	(52,591,548)	(139,591,430)	(442,290,732)

Net increase	4,435,513	12,847,312	$48,657,937	$133,889,356

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Balanced Wealth Strategy
Class A
Shares sold	1,477,939	3,400,824	$17,046,446	$34,474,879

Shares issued in reinvestment of dividends	222,436	340,636	2,564,893	3,475,596

Shares converted from Class B	135,205	228,485	1,550,536	2,322,107

Shares redeemed	(5,177,239)	(5,700,255)	(59,719,089)	(57,988,026)

Net decrease	(3,341,659)	(1,730,310)	$(38,557,214)	$(17,715,444)

Class B
Shares sold	69,719	328,580	$805,966	$3,318,553

Shares issued in reinvestment of dividends	23,909	45,670	275,839	465,481

Shares converted to Class A	(135,036)	(228,192)	(1,550,536)	(2,322,107)

Shares redeemed	(620,344)	(1,043,708)	(7,133,864)	(10,609,181)

Net decrease	(661,752)	(897,650)	$(7,602,595)	$(9,147,254)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Balanced Wealth Strategy
Class C
Shares sold	381,110	1,256,355	$4,432,973	$12,724,901

Shares issued in reinvestment of dividends	45,969	79,464	531,937	810,700

Shares redeemed	(1,424,791)	(2,123,132)	(16,471,173)	(21,619,554)

Net decrease	(997,712)	(787,313)	$(11,506,263)	$(8,083,953)

Advisor Class
Shares sold	702,639	340,167	$8,140,487	$3,606,719

Shares issued in reinvestment of dividends	13,500	15,971	156,136	163,351

Shares redeemed	(357,393)	(319,069)	(4,109,566)	(3,352,673)

Net increase	358,746	37,069	$4,187,057	$417,397

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Conservative Wealth Strategy
Class A
Shares sold	1,116,959	1,874,569	$11,965,598	$18,466,094

Shares issued in reinvestment of dividends and distributions	96,126	172,970	1,031,515	1,698,180

Shares converted from Class B	156,752	255,578	1,678,739	2,550,351

Shares redeemed	(2,216,986)	(2,754,176)	(23,771,660)	(27,137,093)

Net decrease	(847,149)	(451,059)	$(9,095,808)	$(4,422,468)

Class B
Shares sold	32,043	171,334	$354,350	$1,718,856

Shares issued in reinvestment of dividends and distributions	9,731	31,452	107,083	316,172

Shares converted to Class A	(152,795)	(249,327)	(1,678,739)	(2,550,351)

Shares redeemed	(331,702)	(599,852)	(3,656,342)	(6,030,475)

Net decrease	(442,723)	(646,393)	$(4,873,648)	$(6,545,798)

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Conservative Wealth Strategy
Class C
Shares sold	347,474	832,656	$3,828,734	$8,392,726

Shares issued in reinvestment of dividends and distributions	19,139	50,007	210,864	502,672

Shares redeemed	(683,182)	(1,304,986)	(7,544,453)	(13,106,587)

Net decrease	(316,569)	(422,323)	$(3,504,855)	$(4,211,189)

Advisor Class
Shares sold	103,214	170,882	$1,104,587	$1,719,073

Shares issued in reinvestment of dividends and distributions	6,799	11,900	73,114	116,790

Shares redeemed	(170,648)	(180,529)	(1,837,788)	(1,776,207)

Net increase (decrease)	(60,635)	2,253	$(660,087)	$59,656

For the year ended August 31, 2009, the Conservative Wealth Strategy received $1,205 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Strategy’s statement of changes in net assets. Neither the Strategy nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2010.

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

Wealth Appreciation Strategy	2010		2009
Distributions paid from:
Ordinary income	$7,907,873		$7,211,783

Total taxable distributions	7,907,873		7,211,783

Total distributions paid	$7,907,873		$7,211,783

Balanced Wealth Strategy	2010		2009
Distributions paid from:
Ordinary income	$1,175,720		$2,366,266

Total taxable distributions	1,175,720		2,366,266
Tax exempt distributions	2,806,573		3,141,561

Total distributions paid	$3,982,293		$5,507,827

Conservative Wealth Strategy	2010		2009
Distributions paid from:
Ordinary income	$268,533		$898,483
Long-term capital gains	– 0	–	540,550

Total taxable distributions	268,533		1,439,033
Tax exempt distributions	1,374,799		1,609,280

Total distributions paid	$1,643,332		$3,048,313

As of August 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income		Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$5,716,620		$0	$ (175,048,235)	$2,267,152	$ (167,064,463)
Balanced Wealth	1,259,523		0	(32,500,149)	12,647,898	(18,592,728)
Conservative Wealth	482,216	(a)	0	(8,002,895)	4,473,621	(3,047,058)

(a)	Includes tax exempt income of $35,580.

(b)

During the fiscal year ended August 31, 2010, the Wealth Appreciation Strategy had a net capital loss carryforward of $175,048,235, of which $45,655,530 expires in the year 2017 and $129,392,705 expires in the year 2018. The Balanced Wealth Strategy had a net capital loss carryforward of $32,500,149, of which $1,443,213 expires in the year 2011, $12,388,011 expires in the year 2017, and $18,668,925 expires in the year 2018. The Conservative Wealth Strategy had a net capital loss carryforward of $8,002,895, of which $2,749,241 expires in the year 2017 and $5,253,654 expires in the year 2018. During the fiscal year, Balanced Wealth Strategy had capital loss carryforwards expire of $2,305,350. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

(c)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnership interests, passive foreign investment companies, and derivatives.

During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to tax treatment of foreign currency and the tax treatment of passive foreign investment companies, resulted in a net increase in undistributed net investment income, a net increase in accumulated realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to the tax treatment of foreign currency, the tax treatment of swaps, and the expiration of a capital loss carryforward, resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital.

During the current fiscal year, permanent differences for the Conservative Wealth Strategy, primarily due to the tax treatment of foreign currency, resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital.

These reclassifications had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Strategies’ independent registered public accounting firm for the 2010 fiscal year. A majority of the Strategies’ Board of Trustees, including a majority of the Independent Trustees, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Strategies’ financial statements for each of the years ended August 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 5, 2010, there were no disagreements between the Strategies and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure,

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class A
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.35	$ 12.98	$ 15.94	$ 14.00	$ 12.66

Income From Investment Operations
Net investment income(a)	.09	.14	.17	.14	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	(2.65)	(2.58)	1.93	1.42
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	(.03)	(2.51)	(2.41)	2.07	1.50

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.12)	(.14)	(.08)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.41)	(.05)	(.15)

Total dividends and distributions	(.14)	(.12)	(.55)	(.13)	(.16)

Net asset value, end of period	$ 10.18	$ 10.35	$ 12.98	$ 15.94	$ 14.00

Total Return
Total investment return based on net asset value(c)	(.37	)%*	(19.21)%	(15.63)%	14.76%	11.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,952	$72,253	$121,356	$144,257	$102,651
Ratio to average net assets of:
Expenses	1.05	%(d)	1.11%	1.10%	1.14%	1.36	%(d)
Net investment income	.83	%(d)	1.58%	1.18%	.89%	.59	%(d)
Portfolio turnover rate	82%	111%	50%	48%	40%

See footnote summary on page 129.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.16	$ 12.70	$ 15.61	$ 13.75	$ 12.51

Income From Investment Operations
Net investment income (loss)(a)	.01	.07	.07	.02	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(2.59)	(2.54)	1.89	1.41
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	(2.52)	(2.47)	1.91	1.39

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.02)	(.03)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.41)	(.05)	(.15)

Total dividends and distributions	(.07)	(.02)	(.44)	(.05)	(.15)

Net asset value, end of period	$ 9.99	$ 10.16	$ 12.70	$ 15.61	$ 13.75

Total Return
Total investment return based on net asset value(c)	(1.06	)%*	(19.85)%	(16.24)%	13.87%	11.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,283	$12,827	$22,322	$31,029	$27,310
Ratio to average net assets of:
Expenses	1.81	%(d)	1.86%	1.82%	1.86%	2.09	%(d)
Net investment income (loss)	.06	%(d)	.81%	.45%	.14%	(.16	)%(d)
Portfolio turnover rate	82%	111%	50%	48%	40%

See footnote summary on page 129.

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.17	$ 12.71	$ 15.62	$ 13.75	$ 12.52

Income From Investment Operations
Net investment income (loss)(a)	.01	.08	.07	.03	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(2.60)	(2.54)	1.89	1.39
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	(2.52)	(2.47)	1.92	1.38

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.02)	(.03)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.41)	(.05)	(.15)

Total dividends and distributions	(.07)	(.02)	(.44)	(.05)	(.15)

Net asset value, end of period	$ 10.00	$ 10.17	$ 12.71	$ 15.62	$ 13.75

Total Return
Total investment return based on net asset value(c)	(1.06	)%*	(19.84)%	(16.23)%	13.94%	11.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,754	$34,643	$57,982	$70,425	$47,689
Ratio to average net assets of:
Expenses	1.78	%(d)	1.83%	1.81%	1.85%	2.06	%(d)
Net investment income (loss)	.09	%(d)	.84%	.48%	.18%	(.09	)%(d)
Portfolio turnover rate	82%	111%	50%	48%	40%

See footnote summary on page 129.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Advisor Class
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.40	$ 13.07	$ 16.05	$ 14.09	$ 12.72

Income From Investment Operations
Net investment income(a)	.12	.17	.22	.20	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	(2.68)	(2.61)	1.92	1.38
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	– 0	–	(2.51)	(2.39)	2.12	1.55

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.16)	(.18)	(.11)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.41)	(.05)	(.15)

Total dividends and distributions	(.17)	(.16)	(.59)	(.16)	(.18)

Net asset value, end of period	$ 10.23	$ 10.40	$ 13.07	$ 16.05	$ 14.09

Total Return
Total investment return based on net asset value(c)	(.11	)%*	(19.00)%	(15.41)%	15.09%	12.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$448,476	$409,753	$346,868	$275,563	$104,701
Ratio to average net assets of:
Expenses	.78	%(d)	.82%	.80%	.84%	1.01	%(d)
Net investment income	1.12	%(d)	1.83%	1.52%	1.26%	1.26	%(d)
Portfolio turnover rate	82%	111%	50%	48%	40%

See footnote summary on page 129.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.07		$ 11.94	$ 12.86	$ 12.09	$ 11.49

Income From Investment Operations
Net investment income(a)	.20		.23	.25	.22	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		(.87)	(.92)	.77	.58
Contributions from Adviser	– 0	–	.00 (b)	.00 (b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	.42		(.64)	(.67)	.99	.77

Less: Dividends
Dividends from net investment income	(.20)		(.23)	(.25)	(.22)	(.17)

Net asset value, end of period	$ 11.29		$ 11.07	$ 11.94	$ 12.86	$ 12.09

Total Return
Total investment return based on net asset value(c)	3.76	%*	(5.14)%	(5.26)%	8.26%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$140,601		$174,795	$209,200	$224,147	$198,406
Ratio to average net assets of:
Expenses	1.11	%(d)	1.10%	1.08%	1.10%	1.18	%(d)
Net investment income	1.72	%(d)	2.21%	2.03%	1.76%	1.60	%(d)
Portfolio turnover rate	44%		54%	48%	51%	57%

See footnote summary on page 129.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.08		$ 11.94	$ 12.87	$ 12.10	$ 11.50

Income From Investment Operations
Net investment income(a)	.12		.15	.16	.13	.10	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		(.85)	(.93)	.77	.58
Contributions from Adviser	– 0	–	.00 (b)	.00 (b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	.34		(.70)	(.77)	.90	.68

Less: Dividends
Dividends from net investment income	(.12)		(.16)	(.16)	(.13)	(.08)

Net asset value, end of period	$ 11.30		$ 11.08	$ 11.94	$ 12.87	$ 12.10

Total Return
Total investment return based on net asset value(c)	3.02	%*	(5.78)%	(6.03)%	7.49%	5.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,819		$31,658	$44,855	$57,171	$60,329
Ratio to average net assets of:
Expenses	1.83	%(d)	1.83%	1.81%	1.82%	1.90	%(d)
Expenses, before waivers/reimbursements	1.83	%(d)	1.83%	1.81%	1.82%	1.91	%(d)
Net investment income	1.00	%(d)	1.48%	1.29%	1.03%	.86	%(d)(e)
Portfolio turnover rate	44%		54%	48%	51%	57%

See footnote summary on page 129.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.11		$ 11.97	$ 12.89	$ 12.13	$ 11.52

Income From Investment Operations
Net investment income(a)	.12		.15	.17	.14	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		(.85)	(.93)	.75	.58
Contributions from Adviser	– 0	–	.00 (b)	.00 (b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	.34		(.70)	(.76)	.89	.69

Less: Dividends
Dividends from net investment income	(.12)		(.16)	(.16)	(.13)	(.08)

Net asset value, end of period	$ 11.33		$ 11.11	$ 11.97	$ 12.89	$ 12.13

Total Return
Total investment return based on net asset value(c)	3.01	%*	(5.76)%	(5.94)%	7.39%	6.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,940		$61,986	$76,247	$83,433	$63,889
Ratio to average net assets of:
Expenses	1.82	%(d)	1.81%	1.79%	1.80%	1.89	%(d)
Net investment income	1.02	%(d)	1.50%	1.32%	1.07%	.89	%(d)
Portfolio turnover rate	44%		54%	48%	51%	57%

See footnote summary on page 129.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.08		$ 11.95	$ 12.88	$ 12.11	$ 11.50

Income From Investment Operations
Net investment income(a)	.23		.26	.30	.26	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23		(.86)	(.94)	.77	.58
Contributions from Adviser	– 0	–	.00 (b)	.00 (b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	.46		(.60)	(.64)	1.03	.81

Less: Dividends
Dividends from net investment income	(.23)		(.27)	(.29)	(.26)	(.20)

Net asset value, end of period	$ 11.31		$ 11.08	$ 11.95	$ 12.88	$ 12.11

Total Return
Total investment return based on net asset value(c)	4.16	%*	(4.85)%	(5.05)%	8.57%	7.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,919		$8,687	$8,927	$10,326	$7,670
Ratio to average net assets of:
Expenses	.82	%(d)	.80%	.78%	.79%	.88	%(d)
Net investment income	2.06	%(d)	2.50%	2.34%	2.07%	1.91	%(d)
Portfolio turnover rate	44%		54%	48%	51%	57%

See footnote summary on page 129.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.44	$ 11.01	$ 11.83	$ 11.51	$ 11.16

Income From Investment Operations
Net investment income(a)(e)	.18	.22	.24	.23	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.52)	(.42)	.47	.33
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.32	(.30)	(.18)	.70	.53

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.23)	(.24)	(.23)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.40)	(.15)	– 0	–

Total dividends and distributions	(.17)	(.27)	(.64)	(.38)	(.18)

Net asset value, end of period	$ 10.59	$ 10.44	$ 11.01	$ 11.83	$ 11.51

Total Return
Total investment return based on net asset value(c)	3.07%	(2.57)%	(1.65)%	6.15%	4.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,732	$73,643	$82,615	$85,786	$87,717
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(d)	1.20%	1.20%	1.20%	1.20	%(d)
Expenses, before waivers/reimbursements	1.27	%(d)	1.25%	1.24%	1.26%	1.33	%(d)
Net investment income(e)	1.63	%(d)	2.23%	2.10%	1.93%	1.73	%(d)
Portfolio turnover rate	41%	48%	65%	59%	75%

See footnote summary on page 129.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.70	$ 11.27	$ 12.10	$ 11.76	$ 11.40

Income From Investment Operations
Net investment income(a)(e)	.10	.16	.16	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	(.54)	(.44)	.48	.34
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.25	(.38)	(.28)	.63	.46

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.15)	(.15)	(.14)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.40)	(.15)	– 0	–

Total dividends and distributions	(.09)	(.19)	(.55)	(.29)	(.10)

Net asset value, end of period	$ 10.86	$ 10.70	$ 11.27	$ 12.10	$ 11.76

Total Return
Total investment return based on net asset value(c)	2.35%	(3.25)%	(2.42)%	5.42%	4.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,813	$16,376	$24,534	$32,293	$37,910
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(d)	1.90%	1.90%	1.90%	1.90	%(d)
Expenses, before waivers/reimbursements	1.99	%(d)	1.98%	1.97%	1.98%	2.06	%(d)
Net investment income(e)	.92	%(d)	1.54%	1.40%	1.22%	1.00	%(d)
Portfolio turnover rate	41%	48%	65%	59%	75%

See footnote summary on page 129.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.71	$ 11.28	$ 12.11	$ 11.77	$ 11.41

Income From Investment Operations
Net investment income(a)(e)	.10	.16	.16	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.54)	(.44)	.48	.34
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.26	(.38)	(.28)	.63	.46

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.15)	(.15)	(.14)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.40)	(.15)	– 0	–

Total dividends and distributions	(.09)	(.19)	(.55)	(.29)	(.10)

Net asset value, end of period	$ 10.88	$ 10.71	$ 11.28	$ 12.11	$ 11.77

Total Return
Total investment return based on net asset value(c)	2.44%	(3.25)%	(2.42)%	5.42%	4.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,088	$30,079	$36,443	$33,937	$29,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(d)	1.90%	1.90%	1.90%	1.90	%(d)
Expenses, before waivers/reimbursements	1.97	%(d)	1.96%	1.95%	1.96%	2.04	%(d)
Net investment income(e)	.93	%(d)	1.53%	1.40%	1.24%	1.02	%(d)
Portfolio turnover rate	41%	48%	65%	59%	75%

See footnote summary on page 129.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.46	$ 11.03	$ 11.85	$ 11.53	$ 11.19

Income From Investment Operations
Net investment income(a)(e)	.21	.25	.28	.26	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.52)	(.43)	.48	.32
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.35	(.27)	(.15)	.74	.55

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.26)	(.27)	(.27)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.40)	(.15)	– 0	–

Total dividends and distributions	(.20)	(.30)	(.67)	(.42)	(.21)

Net asset value, end of period	$ 10.61	$ 10.46	$ 11.03	$ 11.85	$ 11.53

Total Return
Total investment return based on net asset value(c)	3.37%	(2.27)%	(1.36)%	6.46%	4.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,859	$5,423	$5,693	$7,531	$5,693
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(d)	.90%	.90%	.90%	.90	%(d)
Expenses, before waivers/reimbursements	.97	%(d)	.95%	.95%	.96%	1.03	%(d)
Net investment income(e)	1.93	%(d)	2.54%	2.41%	2.24%	2.02	%(d)
Portfolio turnover rate	41%	48%	65%	59%	75%

See footnote summary on page 129.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Wealth Appreciation Strategy and Balanced Wealth Strategy’s performance for the year ended August 31, 2010 by 0.01% and .04%, respectively.

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (formerly AllianceBernstein Tax-Managed Wealth Preservation Strategy) (the “Strategies”), each a series of The AllianceBernstein Portfolios, as of August 31, 2010, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Strategies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the periods presented prior to September 1, 2009 were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy of The AllianceBernstein Portfolios at August 31, 2010, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2010

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2010. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	80.96%	0.00%
Balanced Wealth	83.08%	51.19%
Conservative Wealth	100.00%	62.97%

For the taxable year ended August 31, 2010, each Strategy designates the following amounts as exempt-interest dividends. Additionally, for individual shareholders each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income.

Strategy	Exempt-Interest Dividends	Qualified Dividend Income
Wealth Appreciation	$—	$7,907,873
Balanced Wealth	2,806,573	1,175,720
Conservative Wealth	1,374,799	268,533

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Fontaine(2), Vice President Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 78 (1998)

Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 68 (1999)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	95	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	95	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until May 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	95	Cirrus Logic Corporation (semi-conductors), and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	95	None

Garry L. Moody, # 58 (2007)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		92	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	95	None

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Thomas J. Fontaine 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Dokyoung Lee 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Seth J. Masters 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Christopher H. Nikolich 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Patrick J. Rudden 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

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Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 3-5, 2010. The trustees noted that AllianceBernstein Tax-Managed Conservative Wealth Strategy was named AllianceBernstein Tax-Managed Wealth Preservation Strategy prior to December 31, 2009.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as

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provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Strategies to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for various periods ended May 31, 2010 and (in the case of comparisons with the composite index) the since inception period.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy was 2nd out of 2 of the Performance Group and in the 2nd quintile of the Performance Universe for the 1-year period, 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period. For the 5-year period, the Strategy was the only fund in its Performance Group and was in the 5th quintile of the Performance Universe. The Strategy underperformed a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”) in the 1-, 3- and 5-year and since inception periods (September 2003 inception). The trustees noted that the funds in the Lipper comparison groups were not tax-managed funds, and discussed with the Adviser factors affecting the Strategy’s relative performance. Based on their review, the trustees concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Strategy outperformed a composite index (50% Standard & Poor’s 500 Stock Index/50% Barclays Capital 5 Year General Obligation Municipal Bond Index) (the “Index”) in the since inception period (May

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1992 inception) but lagged the Index in the 1, 3-, 5- and 10-year periods. The trustees noted that the Strategy’s investment strategy had changed in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore gave less weight to its performance prior to that time in their deliberations. The trustees also noted that the funds in the Lipper comparison groups were not tax-managed funds. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 10-year period, and that the Strategy outperformed a composite index (70% Barclays Capital 5 Year General Obligation Municipal Bond Index/30% Standard & Poor’s 500 Stock Index) (the “Index”) in the since inception period (May 1992 inception) but lagged the Index in the 1-, 3-, 5- and 10-year periods. The trustees noted that the Strategy’s investment strategy had changed in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore gave less weight to its performance prior to that time in their deliberations. The trustees also noted that the funds in the Lipper comparison groups were not tax-managed funds, and discussed with the Adviser the factors affecting the Strategy’s relative performance. Based on their review, the trustees concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it that have an investment style substantially similar to that of any of the Strategies. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Strategies but which involved investments in securities of the same type that the Strategies invest in (i.e., equity or equity and debt securities, depending on the particular Strategy).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares,

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	143

they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, because of the small number of funds in the Lipper category for such Strategy, Lipper had expanded the Strategy’s Expense Group to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of AllianceBernstein Tax-Managed Conservative Wealth Strategy reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some of the other funds in a Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group

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median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Strategy’s small asset base of approximately $111 million impacted the Strategy’s expense ratio. The trustees also noted that the Strategy’s Class A 12b-1 fee is higher than that of the Expense Group median. The trustees noted that the Adviser had reviewed with them steps that are being taken that are intended to reduce the expenses of the AllianceBernstein funds generally. The trustees concluded that the Strategy’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ breakpoint arrangements would result in a sharing of economies of scale in the event the Strategies’ net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	145

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy2 (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).3

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy.4 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on July 22, 2010 and presented to the Board of Trustees on August 3-5, 2010.

2	Formerly known as Tax-Managed Wealth Preservation Strategy.

3	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

4	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value.

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2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee Based on % of Average Daily Net Assets[6]	Net Assets 06/30/10 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$236.1	Tax-Managed Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$521.3	Tax-Managed Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$111.9	Tax-Managed Conservative Wealth Strategy

The Adviser requested that the Trustees approve and submit for shareholder approval an amendment to the Strategies’ Investment Advisory Agreement to provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategies.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, and 40 bp on the balance.

6	The advisory fees for the Strategies are based on a percentage of the average daily net assets of the Strategies and paid on a monthly basis.

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With respect to Tax-Managed Wealth Preservation Strategy, the Adviser agreed to waive that portion of its management fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year, August 31, upon at least 60 days written notice. Also set forth below is the Strategy’s gross expense ratios for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7] (02/28/10)	Fiscal Year End
Tax-Managed Conservative Wealth Strategy	Class A Class B Class C Advisor	1.20% 1.90% 1.90% 0.90%	1.24% 1.97% 1.95% 0.95%	August 31

Set forth below are the total expense ratios of the Strategies which do not have an expense limitation undertaking as of the Strategies’ most recent semi-annual period:

Strategy	Total Expense Ratio (02/28/10)[7]		Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Advisor Class A Class B Class C	0.81% 1.10% 1.83% 1.81%	August 31

Tax-Managed Wealth Appreciation Strategy	Advisor Class A Class B Class C	0.78% 1.05% 1.81% 1.79%	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for

7	Annualized.

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the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.8 However, with respect to the Strategies, the Adviser has represented in the Adviser’s Form ADV that there are no institutional products that have substantially similar investment styles as the Strategies.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

8	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9,559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Strategies’ ranking with respect to the contractual management fee10 relative to the median of the Strategies’ Lipper Expense Group (“EG”) at the approximate current asset level of the Strategy.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.746	1/14
Tax-Managed Wealth Appreciation Strategy[12],[13]	0.650	0.850	1/14
Tax-Managed Conservative Wealth Strategy	0.550	0.659	1/9

9	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

10	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The Strategy’s EG includes the Strategy, one other Global Large-Cap Core fund (“GLCC”), two Global Large-Cap Value funds (“GLCV”), three Global Multi-Cap Core funds (“GMLC”) and seven Global Large-Cap Growth funds (“GLCG”).

13	Excluding the Strategy’s out-of-category peers, the Strategy’s EG median and ranking would have been 0.825 and 1/2, respectively.

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Lipper also compared the total expense ratio of each Strategy to medians of the Strategy’s EG and Lipper Expense Universe (“EU”).14 Since Lipper had expanded Tax-Managed Wealth Appreciation Strategy’s EG, under Lipper’s standard guidelines, the Strategy’s EU was also expanded to include peers that had a similar but not the same Lipper investment classification/objective as the Strategy.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Strategy	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.104	1.240	3/14	1.178	12/40
Tax-Managed Wealth Appreciation Strategy[17],[18]	1.111	1.433	1/14	1.497	4/49
Tax-Managed Conservative Wealth Strategy	1.200	1.177	6/9	1.122	18/22

Based on this analysis, except for Tax-Managed Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a management fee basis than on a total expense basis. The contractual management fees of the Strategies are lower than their respective EG medians.

14	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

16	Most recently completed fiscal year Class A share total expense ratio.

17	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GLCC, GLCV, GMLC and GLCG, excluding outliers.

18	Excluding the Strategy’s out-of-category peers, the Strategy’s EG, EU medians and EG, EU rankings would have been 1.317, 1.381 and 1/2, 3/20, respectively.

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Except for Tax-Managed Conservative Wealth Strategy, the Strategies’ total expense ratios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 4, 2010 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Strategies. See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser’s profitability for investment advisory services increased in 2009 relative to 2008 for Tax-Managed Balanced Wealth Strategy but decreased for Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

152	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$37,310
Tax-Managed Wealth Appreciation Strategy	$13,025
Tax-Managed Conservative Wealth Strategy	$18,644

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$1,449,372	$74,221
Tax-Managed Wealth Appreciation Strategy	$679,720	$27,297
Tax-Managed Conservative Wealth Strategy	$711,301	$37,158

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[19]
Tax-Managed Balanced Wealth Strategy	$152,115	$573
Tax-Managed Wealth Appreciation Strategy	$141,658	$254
Tax-Managed Conservative Wealth Strategy	$62,880	$254

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	153

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
21	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

154	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $458.0 billion as of June 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information in the table below shows the 1, 3, 5 and 10 year net performance returns and rankings24 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended May 31, 2010.26

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	10.99	16.31	15.83	11/14	76/83
3 year	-2.66	-3.27	-2.86	5/14	36/80
5 year	2.13	2.20	2.58	8/14	41/66
10 year	0.22	1.50	2.92	12/13	41/42

Tax-Managed Wealth Appreciation Strategy
1 year	15.68	15.80	12.74	2/2	5/18
3 year	-12.04	-11.34	-8.57	2/2	16/18
5 year	-0.99	-0.99	2.22	1/1	16/16

Tax-Managed Conservative Wealth Strategy
1 year	7.93	15.98	14.42	9/9	75/80
3 year	-0.46	-0.45	0.23	5/8	47/72
5 year	2.30	3.04	3.29	5/7	39/51
10 year	2.44	4.15	3.80	4/5	16/19

24	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. It should be noted that performance returns of the Strategies were provided by the Adviser. The Adviser’s returns for the Strategies may be one or two basis points different from Lipper’s Strategy returns due to rounding. Lipper maintains its own database for performance of the Strategies.

25	A Strategy’s PG/PU may not be necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategy’s, in contrast to certain of the Strategies’ EGs/EUs, which may include funds of similar but not the same investment classification/objective.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at different point in time.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	155

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)27 versus their benchmarks:

	Periods Ending May 31, 2010 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	10.99	-2.66	2.13	0.22	5.83
50% S&P 500 / 50% Barclays Capital 5 Year GO Muni Bond Index	13.63	-0.82	2.93	2.29	5.37
S&P 500 Stock Index	20.99	-8.69	0.31	-0.82	7.55
Barclays Capital 5 Year GO Muni Bond Index	6.15	6.57	4.88	5.35	5.33
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	15.68	-12.04	-0.99	N/A	2.00
70% S&P 500 / 30% MSCI EAFE Net Index	16.48	-9.93	0.70	N/A	4.00
S&P 500 Index	20.99	-8.69	0.31	N/A	2.99
MSCI EAFE Net Index	6.38	-13.05	1.35	N/A	6.14
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	7.93	-0.45	2.30	2.44	5.03
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	10.65	2.20	3.79	3.35	4.33
Barclays Capital 5 Year GO Muni Bond Index	6.15	6.57	4.88	5.35	5.33
S&P 500 Index	20.99	-8.69	0.31	-0.82	7.55
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 02, 2010

27	The performance returns are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

156	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 29, 2010, the Real Asset Strategy was named the Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	157

AllianceBernstein Family of Funds

NOTES

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NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	159

NOTES

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NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	161

NOTES

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NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	163

NOTES

164	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0810

ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

(formerly Wealth Preservation Strategy)

August 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 28, 2010

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2010.

Please note that effective December 31, 2009, AllianceBernstein Wealth Preservation Strategy became AllianceBernstein Conservative Wealth Strategy. Effective April 16, 2010, Inflation-Protected Securities Portfolio, one of Conservative Wealth Strategy’s Underlying Portfolios, was renamed the Bond Inflation Protection Portfolio. Please consult the Strategies’ prospectus supplement dated February 9, 2010 for additional information.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles.

One of the other Underlying Portfolios is the AllianceBernstein Global Real Estate Investment Portfolio (the “Portfolio”). On September 22, 2010, the Board of Trustees (the “Trustees”) of the AllianceBernstein Pooling Portfolios approved proposals to rename the Portfolio the “AllianceBernstein Real Asset Portfolio” (“Real Asset Portfolio”), and to change its investment objective and certain investment policies. The Portfolio’s new investment goals are to maximize real return over inflation. These will be submitted to the Shareholders’ meeting on November 5, 2010.

The Strategies’ allocation of investments is intended to diversify their investments among various asset classes, such as stocks and bonds. The Portfolio was intended to provide additional diversification. The Adviser recommended the changes to the Portfolio’s investment objective and policies because the Adviser concluded that the Real Asset Portfolio’s dynamic allocation among inflation-sensitive asset classes, including real estate securities, would provide better diversification than the Portfolio’s current focus on real estate securities.

As approved by the Trustees, the Portfolio’s new non-fundamental investment objective would be changed from “total return from a combination of income and long-term growth of capital” to “to maximize real return over inflation.” Consistent with the change in its name, the Portfolio’s investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies, would be eliminated and the Portfolio would instead pursue an aggressive strategy involving a variety of asset classes. The Portfolio’s investment objective, name and policy changes are currently expected to become effective on or about December 31, 2010.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between US and non-US markets. Normally, the Strategy’s targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each).

In addition to blending growth and value styles, the strategy blends each style component across Underlying Portfolios that invest in US and non-US companies and various capitalization ranges. Within each of the value and growth components, the Strategy’s targeted blend is approximately 70% in Underlying Portfolios that invest in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and US and non-US Underlying Portfolios to vary in response to markets, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

moderate upside potential without excessive volatility. An investment in the Global Real Estate Investment (REIT) Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 30% in Underlying Portfolios that invest in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to change in response to markets, only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AllianceBernstein Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Real Estate Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 30% in Underlying Portfolios that invest in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to change in response to market conditions, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 9-14 show performance for each Strategy compared to its respective balanced benchmark for the six- and 12-month periods ended August 31, 2010. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Barclays Capital US Aggregate Index; and AllianceBernstein Conservative Wealth Strategy, 30% S&P 500 Stock Index and 70% Barclays Capital US Aggregate Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 15. Additional performance for the Underlying Portfolios may be found on pages 16-25.

The Strategies’ Class A shares without sales charges underperformed their benchmarks but remained in positive territory for the 12-month period ended August 31, 2010. The Strategies’ Class A shares without sales charges underperformed their benchmarks for the six-month period ended August 31, 2010. (Wealth Appreciation Strategy and its benchmark, as well as Balanced Wealth Strategy, posted negative returns for the six-month period.) Relative performance for the Underlying Portfolios was mixed for both six- and 12-month periods. Most Underlying Portfolios had positive absolute performance for the 12-month reporting period, and absolute performance was mixed during the six-month period. The fixed-income (Short Duration Bond,

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond, Bond Inflation Protection, High-Yield), International Growth and Small/Mid-Cap Growth Underlying Portfolios were key contributors to relative performance during both periods.

For the 12-month reporting period ended August 31, 2010, the Small/Mid-Cap Value, Small-Mid Cap Growth, Global Real Estate Investment, High-Yield and Intermediate Duration Bond Portfolios were the top contributors to absolute performance, while the International Value and US Large Cap Growth Portfolios had negative absolute performance. Relative performance was driven by a number of underlying components. Overweights in investment-grade corporates and commercial mortgage-backed securities (CMBS) drove the premium within the Intermediate and Short Duration Bond Portfolios, while outperformance in high-yield bonds is mostly attributable to the High-Yield Portfolio’s overweight in lower-quality bonds. Broad-based strength in stock selection within the International Growth and Small/Mid-Cap equity components also contributed positively to relative returns.

For the six-month period ended August 31, 2010, the fixed-income, Global Real Estate Investment and Small/Mid-Cap Growth Portfolios had positive absolute returns, while US and US Equity Underlying Portfolios and the Small/Mid-Cap Value Portfolio posted negative absolute returns. While relative returns were mixed in the Strategies’ equity components, the fixed-income components outperformed their benchmarks. The Intermediate and Short Duration Bond Underlying Portfolios contributed the most within fixed income due to overweights in investment-grade credit and CMBS, while outperformance within the High-Yield Portfolio was mostly attributable to the High-Yield Portfolio’s overweight in lower-quality bonds. Broad-based strength in stock selection within the Small/Mid-Cap Growth Portfolio also contributed positively to relative returns.

Market Review and Investment Strategy

Following a spectacular, year-long market rally in 2009, volatility returned to global financial markets in 2010. Investors grew increasingly concerned about unsustainable levels of government debt in Greece and other peripheral euro-area countries. Markets whipsawed as investors reacted to these concerns and a host of other new uncertainties, ranging from the oil spill in the Gulf of Mexico to rising tensions between North and South Korea. As volatility rose, stocks fell in both developed and emerging markets and credit spreads widened. But while risk aversion increased, it remains far below levels seen during the recent financial crisis.

Despite these concerns, the global economic backdrop has improved, and the Portfolios continue to be diversified across a broad set of return opportunities. The growth components are focused on finding firms with sound growth characteristics, while the value portfolios currently have significant

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

exposure to many attractively valued, cyclically-sensitive companies. The Underlying Portfolios continue to feature a balanced blend of growth and value investment styles, along with their fixed-income allocations, and will continue to adhere to their strategic allocation targets through a disciplined rebalancing process.

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Barclays Capital US Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US & Canada. The Barclays Capital Global Aggregate Index represents the performance of the global investment-grade developed fixed income markets.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

A Word About Risk

Wealth Appreciation Strategy:

Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. These risks are magnified in emerging or developing markets. If a non-US security’s trading

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

currency weakens versus the US dollar, its value may be negatively affected when translated back into US dollar terms. The market values of the Underlying Portfolio’s holdings rise and fall from day to day, so investments may lose value.

Balanced Wealth Strategy:

Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The market values of the Underlying Portfolio’s holdings rise and fall from day to day, so investments may lose value.

Conservative Wealth Strategy:

Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The market values of the Underlying Portfolio’s holdings rise and fall from day to day, so investments may lose value.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	-4.94%	2.27%

Class B*	-5.29%	1.57%

Class C	-5.29%	1.57%

Advisor Class**	-4.84%	2.54%

Class R**	-5.21%	1.85%

Class K**	-4.98%	2.28%

Class I**	-4.86%	2.58%

70% S&P 500 Stock Index/30% MSCI EAFE Index	-3.69%	2.77%

S&P 500 Stock Index	-4.04%	4.91%

MSCI EAFE Index	-3.04%	-2.34%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/10

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/10) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	-0.67%	6.98%

Class B*	-1.01%	6.16%

Class C	-1.01%	6.15%

Advisor Class**	-0.53%	7.27%

Class R**	-0.93%	6.52%

Class K**	-0.70%	6.95%

Class I**	-0.54%	7.27%

60% S&P 500 Stock Index/40% Barclays Capital US Aggregate Index	0.07%	7.00%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/10

* Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/10) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	1.75%	7.21%

Class B*	1.32%	6.48%

Class C	1.42%	6.48%

Advisor Class**	1.89%	7.62%

Class R**	1.48%	6.83%

Class K**	1.73%	7.16%

Class I**	1.89%	7.50%

30% S&P 500 Stock Index/70% Barclays Capital US Aggregate Index	3.01%	8.24%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/10

* Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Conservative Wealth Strategy Class A shares (from 9/2/03* to 8/31/10) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	-6.61%	1.64%

Russell 1000 Value Index	-3.28%	4.96%

AllianceBernstein US Large Cap Growth Portfolio	-9.54%	-2.23%

Russell 1000 Growth Index	-4.65%	6.14%

AllianceBernstein Global Real Estate Investment Portfolio	6.74%	14.68%

FTSE EPRA/NAREIT Developed RE Index	7.48%	15.12%

AllianceBernstein International Value Portfolio	-6.11%	-5.15%

MSCI EAFE Index (net)	-3.04%	-2.34%

AllianceBernstein International Growth Portfolio	-2.24%	4.20%

MSCI EAFE Index (net)	-3.04%	-2.34%

MSCI EAFE Growth Index (net)	-1.75%	2.08%

AllianceBernstein Small-Mid Cap Value Portfolio	-4.66%	13.56%

Russell 2500 Value Index	-2.22%	9.82%

AllianceBernstein Small-Mid Cap Growth Portfolio	3.05%	16.13%

Russell 2500 Growth Index	-2.65%	10.34%

AllianceBernstein Short Duration Bond Portfolio	2.31%	6.26%

Merrill Lynch 1-3 Year Treasury Index	1.37%	2.61%

AllianceBernstein Intermediate Duration Bond Portfolio	6.81%	12.84%

Barclays Capital US Aggregate Index	5.81%	9.18%

AllianceBernstein Bond Inflation Protection Portfolio	3.88%	9.31%

Barclays Capital 1-10 Year TIPS Index	3.21%	8.12%

AllianceBernstein High-Yield Portfolio	7.06%	27.01%

Barclays Capital US High Yield 2% Issuer Cap Index	6.62%	21.40%

*Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†The Underlying Portfolios do not charge sales charges or management fees.

 Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.27%	-2.09%
5 Years	-1.62%	-2.48%
Since Inception*	2.47%	1.84%

Class B Shares
1 Year	1.57%	-2.43%
5 Years	-2.34%	-2.34%
Since Inception*	1.72%	1.72%

Class C Shares
1 Year	1.57%	0.57%
5 Years	-2.32%	-2.32%
Since Inception*	1.73%	1.73%

Advisor Class Shares†
1 Year	2.54%	2.54%
5 Years	-1.34%	-1.34%
Since Inception*	2.74%	2.74%

Class R Shares†
1 Year	1.85%	1.85%
5 Years	-1.98%	-1.98%
Since Inception*	0.37%	0.37%

Class K Shares†
1 Year	2.28%	2.28%
5 Years	-1.65%	-1.65%
Since Inception*	-0.71%	-0.71%

Class I Shares†
1 Year	2.58%	2.58%
5 Years	-1.32%	-1.32%
Since Inception*	-0.39%	-0.39%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.18%, 1.93%, 1.90%, 0.88%, 1.49%, 1.18% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	2.54%
5 Years	-0.99%
Since Inception*	3.22%

Class B Shares
1 Year	2.22%
5 Years	-0.86%
Since Inception*	3.09%

Class C Shares
1 Year	5.21%
5 Years	-0.83%
Since Inception*	3.10%

Advisor Class Shares†
1 Year	7.44%
5 Years	0.18%
Since Inception*	4.14%

Class R Shares†
1 Year	6.63%
5 Years	-0.49%
Since Inception*	1.84%

Class K Shares†
1 Year	7.02%
5 Years	-0.15%
Since Inception*	1.04%

Class I Shares†
1 Year	7.29%
5 Years	0.16%
Since Inception*	1.36%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.98%	2.44%
5 Years	1.57%	0.69%
Since Inception*	4.18%	3.54%

Class B Shares
1 Year	6.16%	2.16%
5 Years	0.84%	0.84%
Since Inception*	3.44%	3.44%

Class C Shares
1 Year	6.15%	5.15%
5 Years	0.85%	0.85%
Since Inception*	3.45%	3.45%

Advisor Class Shares†
1 Year	7.27%	7.27%
5 Years	1.88%	1.88%
Since Inception*	4.49%	4.49%

Class R Shares†
1 Year	6.52%	6.52%
5 Years	1.20%	1.20%
Since Inception*	2.57%	2.57%

Class K Shares†
1 Year	6.95%	6.95%
5 Years	1.53%	1.53%
Since Inception*	2.09%	2.09%

Class I Shares†
1 Year	7.27%	7.27%
5 Years	1.87%	1.87%
Since Inception*	2.43%	2.43%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.05%, 1.78%, 1.76%, 0.75%, 1.37%, 1.07% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	4.60%
5 Years	1.81%
Since Inception*	4.47%

Class B Shares
1 Year	4.41%
5 Years	1.97%
Since Inception*	4.35%

Class C Shares
1 Year	7.40%
5 Years	1.97%
Since Inception*	4.36%

Advisor Class Shares†
1 Year	9.55%
5 Years	3.01%
Since Inception*	5.42%

Class R Shares†
1 Year	8.88%
5 Years	2.33%
Since Inception*	3.56%

Class K Shares†
1 Year	9.22%
5 Years	2.66%
Since Inception*	3.27%

Class I Shares†
1 Year	9.55%
5 Years	3.00%
Since Inception*	3.60%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	7.21%	2.66%
5 Years	2.75%	1.85%
Since Inception*	4.11%	3.48%

Class B Shares
1 Year	6.48%	2.48%
5 Years	2.01%	2.01%
Since Inception*	3.38%	3.38%

Class C Shares
1 Year	6.48%	5.48%
5 Years	2.03%	2.03%
Since Inception*	3.38%	3.38%

Advisor Class Shares†
1 Year	7.62%	7.62%
5 Years	3.06%	3.06%
Since Inception*	4.42%	4.42%

Class R Shares†
1 Year	6.83%	6.83%
5 Years	2.38%	2.38%
Since Inception*	3.01%	3.01%

Class K Shares†
1 Year	7.16%	7.16%
5 Years	2.72%	2.72%
Since Inception*	2.98%	2.98%

Class I Shares†
1 Year	7.50%	7.50%
5 Years	3.05%	3.05%
Since Inception*	3.29%	3.29%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.04%, 1.77%, 1.75%, 0.74%, 1.39%, 1.09% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	3.64%
5 Years	2.49%
Since Inception*	3.96%

Class B Shares
1 Year	3.40%
5 Years	2.66%
Since Inception*	3.85%

Class C Shares
1 Year	6.40%
5 Years	2.67%
Since Inception*	3.86%

Advisor Class Shares†
1 Year	8.45%
5 Years	3.71%
Since Inception*	4.89%

Class R Shares†
1 Year	7.73%
5 Years	3.02%
Since Inception*	3.52%

Class K Shares†
1 Year	8.19%
5 Years	3.36%
Since Inception*	3.59%

Class I Shares†
1 Year	8.42%
5 Years	3.67%
Since Inception*	3.90%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF AUGUST 31, 2010
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	1.64%
5 Years	-3.43%
Since Inception*	-2.60%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-2.23%
5 Years	-1.82%
Since Inception*	-0.39%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	14.68%
5 Years	2.16%
Since Inception*	3.50%

AllianceBernstein International Value Portfolio
1 Year	-5.15%
5 Years	-1.06%
Since Inception*	0.75%

AllianceBernstein International Growth Portfolio
1 Year	4.20%
5 Years	-0.56%
Since Inception*	0.56%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	13.56%
5 Years	2.04%
Since Inception*	3.19%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	16.13%
5 Years	4.06%
Since Inception*	5.72%

AllianceBernstein Short Duration Bond Portfolio
1 Year	6.26%
5 Years	3.35%
Since Inception*	3.33%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	12.84%
5 Years	6.48%
Since Inception*	6.51%

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF AUGUST 31, 2010
NAV/SEC Returns†

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	9.31%
5 Years	5.38%
Since Inception*	5.26%

AllianceBernstein High-Yield Portfolio
1 Year	27.01%
5 Years	7.92%
Since Inception*	8.36%

AllianceBernstein Volatility Management Portfolio
Since Inception*	-6.90%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not charge sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios excluding Volatility Management. 4/16/10 for Volatility Management.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	5.52%
5 Years	-2.10%
Since Inception*	-1.15%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	2.89%
5 Years	-0.48%
Since Inception*	1.48%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	19.22%
5 Years	3.80%
Since Inception*	5.21%

AllianceBernstein International Value Portfolio
1 Year	-0.50%
5 Years	0.19%
Since Inception*	2.67%

AllianceBernstein International Growth Portfolio
1 Year	7.32%
5 Years	0.50%
Since Inception*	2.38%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.16%
5 Years	4.64%
Since Inception*	5.33%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	27.09%
5 Years	6.71%
Since Inception*	8.60%

AllianceBernstein Short Duration Bond Portfolio
1 Year	5.89%
5 Years	3.45%
Since Inception*	3.35%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	11.31%
5 Years	6.76%
Since Inception*	6.51%

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
NAV/SEC Returns†

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.96%
5 Years	5.65%
Since Inception*	5.47%

AllianceBernstein High-Yield Portfolio
1 Year	20.71%
5 Years	8.81%
Since Inception*	8.86%

AllianceBernstein Volatility Management Portfolio
Since Inception*	0.10%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not charge sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios excluding Volatility Management. 4/16/10 for Volatility Management.

See Historical Performance and Benchmark disclosures on pages 7-8.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Wealth Appreciation Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$950.57	$5.41	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class B
Actual	$1,000	$947.06	$9.03	1.84%
Hypothetical**	$1,000	$1,015.93	$9.35	1.84%
Class C
Actual	$1,000	$947.12	$8.93	1.82%
Hypothetical**	$1,000	$1,016.03	$9.25	1.82%
Advisor Class
Actual	$1,000	$951.57	$3.94	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class R
Actual	$1,000	$947.93	$7.17	1.46%
Hypothetical**	$1,000	$1,017.85	$7.43	1.46%
Class K
Actual	$1,000	$950.24	$5.65	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class I
Actual	$1,000	$951.43	$4.03	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%

Balanced Wealth Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$993.31	$4.97	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class B
Actual	$1,000	$989.93	$8.63	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$989.94	$8.53	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$994.68	$3.47	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%
Class R
Actual	$1,000	$990.66	$6.77	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%
Class K
Actual	$1,000	$993.04	$5.22	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class I
Actual	$1,000	$994.58	$3.57	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.53	$5.09	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$1,013.22	$8.73	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,014.19	$8.68	1.71%
Hypothetical**	$1,000	$1,016.59	$8.69	1.71%
Advisor Class
Actual	$1,000	$1,018.91	$3.56	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$1,014.82	$7.01	1.38%
Hypothetical**	$1,000	$1,018.25	$7.02	1.38%
Class K
Actual	$1,000	$1,017.26	$5.44	1.07%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000	$1,018.85	$3.77	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,512.5

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 96-208. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 15. Additional performance for the Underlying Portfolios may be found on pages 22-25.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,961.9

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 96-208. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 15. Additional performance for the Underlying Portfolios may be found on pages 22-25.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.32%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $684.3

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 96-208. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 15. Additional performance for the Underlying Portfolios may be found on pages 22-25.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.91%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios -Equity – 100.2%
Global Real Estate Investment Portfolio	18,252,525	$156,424,134
International Growth Portfolio	25,580,655	209,249,761
International Value Portfolio	29,744,433	206,128,918
Small-Mid Cap Growth Portfolio	9,911,041	116,652,953
Small-Mid Cap Value Portfolio	12,366,539	112,288,174
U.S. Large Cap Growth Portfolio	39,761,103	355,464,263
U.S. Value Portfolio	50,027,295	359,195,977

		1,515,404,180

Total Investments – 100.2% (cost $1,915,353,545)		1,515,404,180
Other assets less liabilities – (0.2)%		(2,922,148)

Net Assets – 100.0%		$1,512,482,032

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 64.4%
Global Real Estate Investment Portfolio	23,440,090	$200,881,569
International Growth Portfolio	20,191,720	165,168,273
International Value Portfolio	22,968,210	159,169,697
Small-Mid Cap Growth Portfolio	6,311,778	74,289,626
Small-Mid Cap Value Portfolio	7,878,804	71,539,537
U.S. Large Cap Growth Portfolio	33,008,784	295,098,528
U.S. Value Portfolio	41,593,420	298,640,758

		1,264,787,988

The AllianceBernstein Pooling Portfolios - Fixed Income – 35.8%
High-Yield Portfolio	14,509,118	142,914,814
Intermediate Duration Bond Portfolio	51,856,019	559,007,884

		701,922,698

Total Investments – 100.2% (cost $2,212,623,277)		1,966,710,686
Other assets less liabilities – (0.2)%		(4,801,571)

Net Assets – 100.0%		$1,961,909,115

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.31% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Fixed Income – 66.9%
Bond Inflation Protection Portfolio	6,718,150	$71,884,203
Intermediate Duration Bond Portfolio	17,900,438	192,966,722
Short Duration Bond Portfolio	20,147,224	192,607,463

		457,458,388

The AllianceBernstein Pooling Portfolios - Equity – 33.3%
Global Real Estate Investment Portfolio	8,105,619	69,465,155
International Growth Portfolio	3,089,370	25,271,050
International Value Portfolio	3,471,013	24,054,119
Small-Mid Cap Growth Portfolio	712,287	8,383,613
Small-Mid Cap Value Portfolio	829,161	7,528,778
U.S. Large Cap Growth Portfolio	5,193,077	46,426,105
U.S. Value Portfolio	6,543,940	46,985,486

		228,114,306

Total Investments – 100.2% (cost $683,175,474)		685,572,694
Other assets less liabilities – (0.2)%		(1,263,035)

Net Assets – 100.0%		$684,309,659

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.88% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2010

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,915,353,545)	$1,515,404,180
Receivable for shares of beneficial interest sold	2,617,834
Receivable for investments sold	584,643

Total assets	1,518,606,657

Liabilities
Payable for shares of beneficial interest redeemed	4,371,496
Advisory fee payable	838,223
Distribution fee payable	446,193
Transfer Agent fee payable	93,498
Accrued expenses	375,215

Total liabilities	6,124,625

Net Assets	$1,512,482,032

Composition of Net Assets
Shares of beneficial interest, at par	$1,517
Additional paid-in capital	2,126,737,327
Undistributed net investment income	11,794,684
Accumulated net realized loss on investment transactions	(226,102,131)
Net unrealized depreciation on investments	(399,949,365)

$1,512,482,032

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$518,314,117	51,844,117	$10.00	*

B	$151,107,361	15,361,938	$9.84

C	$198,641,199	20,174,878	$9.85

Advisor	$595,665,105	59,440,012	$10.02

R	$17,616,360	1,791,367	$9.83

K	$20,043,961	2,018,943	$9.93

I	$11,093,929	1,110,345	$9.99

*	The maximum offering price per share for Class A shares was $10.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $2,212,623,277)	$1,966,710,686
Receivable for investments sold	2,044,413
Receivable for shares of beneficial interest sold	1,829,419

Total assets	1,970,584,518

Liabilities
Payable for shares of beneficial interest redeemed	6,275,215
Distribution fee payable	939,809
Advisory fee payable	912,143
Transfer Agent fee payable	100,835
Accrued expenses	447,401

Total liabilities	8,675,403

Net Assets	$1,961,909,115

Composition of Net Assets
Shares of beneficial interest, at par	$1,853
Additional paid-in capital	2,454,925,951
Accumulated net realized loss on investment transactions	(247,106,098)
Net unrealized depreciation on investments	(245,912,591)

$1,961,909,115

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,021,788,609	96,297,861	$10.61	*

B	$354,755,712	33,637,488	$10.55

C	$430,059,079	40,718,577	$10.56

Advisor	$84,269,597	7,918,592	$10.64

R	$24,965,788	2,358,968	$10.58

K	$24,858,833	2,345,931	$10.60

I	$21,211,497	1,998,020	$10.62

*	The maximum offering price per share for Class A shares was $11.08 which reflects a sales charge of 4.25%.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $683,175,474)	$685,572,694
Receivable for investments sold	909,822
Receivable for shares of beneficial interest sold	554,534

Total assets	687,037,050

Liabilities
Payable for shares of beneficial interest redeemed	1,869,163
Distribution fee payable	336,859
Advisory fee payable	314,131
Transfer Agent fee payable	25,160
Accrued expenses	182,078

Total liabilities	2,727,391

Net Assets	$684,309,659

Composition of Net Assets
Shares of beneficial interest, at par	$644
Additional paid-in capital	757,021,205
Accumulated net realized loss on investment transactions	(75,109,410)
Net unrealized appreciation on investments	2,397,220

$684,309,659

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$346,347,078	32,492,373	$10.66	*

B	$119,925,365	11,315,992	$10.60

C	$171,194,944	16,154,813	$10.60

Advisor	$23,631,195	2,213,367	$10.68

R	$14,726,333	1,379,527	$10.67

K	$5,446,640	511,546	$10.65

I	$3,038,104	285,083	$10.66

*	The maximum offering price per share for Class A shares was $11.13 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2010

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$31,922,404	$68,124,973	$20,869,406

Expenses
Advisory fee (see Note B)	10,628,029	11,796,820	3,990,128
Distribution fee – Class A	1,754,129	3,329,329	1,082,435
Distribution fee – Class B	1,808,597	4,013,389	1,327,237
Distribution fee – Class C	2,326,004	4,752,404	1,823,512
Distribution fee – Class R	93,998	126,233	74,846
Distribution fee – Class K	49,323	61,426	12,779
Transfer agency – Class A	640,580	1,115,123	309,660
Transfer agency – Class B	273,447	519,227	146,790
Transfer agency – Class C	292,366	523,263	169,780
Transfer agency – Advisor Class	636,407	85,231	22,733
Transfer agency – Class R	47,390	64,650	37,703
Transfer agency – Class K	37,354	46,954	9,630
Transfer agency – Class I	14,153	24,008	3,446
Printing	388,644	445,319	147,904
Registration fees	111,238	151,616	107,352
Custodian	59,796	59,771	60,405
Trustees’ fees	51,614	51,672	51,401
Legal	43,687	45,751	46,356
Audit	29,464	28,037	29,529
Miscellaneous	35,758	44,429	18,806

Total expenses	19,321,978	27,284,652	9,472,432

Net investment income	12,600,426	40,840,321	11,396,974

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares	(72,456,278)	(95,247,109)	(20,007,041)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	97,911,484	196,862,286	57,795,808

Net gain on investment transactions	25,455,206	101,615,177	37,788,767

Net Increase in Net Assets from Operations	$38,055,632	$142,455,498	$49,185,741

See notes to financial statements.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Wealth Appreciation Strategy
Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,600,426	$16,333,248
Net realized loss on sale of affiliated Underlying Portfolio shares	(72,456,278)	(168,467,797)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	18,808,116
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	97,911,484	(303,789,113)

Net increase (decrease) in net assets from operations	38,055,632	(437,115,546)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,713,772)	(4,026,873)
Class B	(811,103)	– 0	–
Class C	(1,030,668)	– 0	–
Advisor Class	(7,754,205)	(4,902,517)
Class R	(183,524)	(55,482)
Class K	(226,703)	(83,304)
Class I	(201,962)	(155,098)
Net realized gain on investment transactions
Class A	– 0	–	(36,471,978)
Class B	– 0	–	(12,977,468)
Class C	– 0	–	(16,612,607)
Advisor Class	– 0	–	(26,565,777)
Class R	– 0	–	(837,519)
Class K	– 0	–	(694,934)
Class I	– 0	–	(799,449)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(74,660,159)	10,252,706

Total decrease	(53,526,464)	(531,045,846)
Net Assets
Beginning of period	1,566,008,496	2,097,054,342

End of period (including undistributed net investment income of $11,794,684 and $16,116,195, respectively)	$1,512,482,032	$1,566,008,496

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$40,840,321		$54,240,475
Net realized loss on sale of affiliated Underlying Portfolio shares	(95,247,109)		(160,850,081)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	13,823,996
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	196,862,286		(249,698,725)

Net increase (decrease) in net assets from operations	142,455,498		(342,484,335)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(24,613,650)		(30,956,485)
Class B	(6,115,179)		(9,248,129)
Class C	(7,226,027)		(10,807,149)
Advisor Class	(2,077,085)		(2,674,918)
Class R	(467,254)		(546,555)
Class K	(509,974)		(385,607)
Class I	(620,864)		(861,604)
Net realized gain on investment transactions
Class A	– 0	–	(41,267,515)
Class B	– 0	–	(16,824,114)
Class C	– 0	–	(19,725,302)
Advisor Class	– 0	–	(3,096,491)
Class R	– 0	–	(743,402)
Class K	– 0	–	(428,466)
Class I	– 0	–	(880,024)
Tax return of capital
Class A	(167,732)		– 0	–
Class B	(41,673)		– 0	–
Class C	(49,243)		– 0	–
Advisor Class	(14,154)		– 0	–
Class R	(3,184)		– 0	–
Class K	(3,475)		– 0	–
Class I	(4,231)		– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(241,657,808)		(252,267,216)

Total decrease	(141,116,035)		(733,197,312)
Net Assets
Beginning of period	2,103,025,150		2,836,222,462

End of period (including undistributed net investment income of $0 and $789,711, respectively)	$1,961,909,115		$2,103,025,150

See notes to financial statements.

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,396,974		$21,354,570
Net realized loss on sale of affiliated Underlying Portfolio shares	(20,007,041)		(55,200,586)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	1,947,744
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	57,795,808		(16,474,553)

Net increase (decrease) in net assets from operations	49,185,741		(48,372,825)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,965,475)		(11,766,333)
Class B	(1,650,023)		(3,882,646)
Class C	(2,251,518)		(5,003,860)
Advisor Class	(582,375)		(995,874)
Class R	(233,285)		(323,717)
Class K	(94,054)		(102,027)
Class I	(66,418)		(105,267)
Net realized gain on investment transactions
Class A	– 0	–	(7,776,390)
Class B	– 0	–	(3,365,290)
Class C	– 0	–	(4,286,264)
Advisor Class	– 0	–	(500,630)
Class R	– 0	–	(205,476)
Class K	– 0	–	(39,514)
Class I	– 0	–	(67,680)
Tax return of capital
Class A	(159,515)		– 0	–
Class B	(37,787)		– 0	–
Class C	(51,562)		– 0	–
Advisor Class	(13,337)		– 0	–
Class R	(5,342)		– 0	–
Class K	(2,154)		– 0	–
Class I	(1,521)		– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(78,906,563)		(108,243,466)

Total decrease	(41,835,188)		(195,037,259)
Net Assets
Beginning of period	726,144,847		921,182,106

End of period (including undistributed net investment income of $0 and $446,174, respectively)	$684,309,659		$726,144,847

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2010

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy (until December 31, 2009, known as Wealth Preservation Strategy), the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (until December 31, 2009, known as Tax-Managed Wealth Preservation Strategy). Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2010:

Investments in Underlying Portfolios	Level 1	Level 2	Level 3	Total
Wealth Appreciation Strategy
Investment Companies	$1,515,404,180	$ —	$—	$1,515,404,180

Balanced Wealth Strategy
Investment Companies	$1,966,710,686	$ —	$—	$1,966,710,686

Conservative Wealth Strategy
Investment Companies	$685,572,694	$ —	$—	$685,572,694

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Such fees are accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (including expenses of the Underlying Portfolios) on an annual basis (the “Expense Caps”) as follows:

Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%	1.70%	1.45%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%
Conservative Wealth	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%

The Expense Caps expired on January 1, 2009.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $982,422, $1,056,845 and $299,545 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the year ended August 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2010 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$93,116	$16,153	$193,114	$25,084
Balanced Wealth	311,508	33,021	421,115	27,273
Conservative Wealth	101,099	9,786	176,342	16,402

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares,

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

..50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2010 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$66,084,309	$144,408,436
Balanced Wealth	95,559,023	336,630,691
Conservative Wealth	33,663,647	113,150,093

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$1,991,164,978	$4,337,617	$(480,098,415)	$(475,760,798)
Balanced Wealth	2,251,383,268	63,052,081	(347,724,663)	(284,672,582)
Conservative Wealth	692,915,048	31,057,367	(38,399,721)	(7,342,354)

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Class A
Shares sold	7,318,899	10,955,098	$78,202,758	$95,786,546

Shares issued in reinvestment of dividends and distributions	599,087	4,822,762	6,275,312	38,871,470

Shares converted from Class B	612,947	853,001	6,433,763	7,376,021

Shares redeemed	(14,284,921)	(20,764,250)	(150,996,833)	(180,499,075)

Net decrease	(5,753,988)	(4,133,389)	$(60,085,000)	$(38,465,038)

Class B
Shares sold	522,861	1,392,596	$5,515,317	$12,171,153

Shares issued in reinvestment of dividends and distributions	74,697	1,557,736	774,604	12,415,157

Shares converted to Class A	(621,921)	(865,024)	(6,433,763)	(7,376,021)

Shares redeemed	(3,590,867)	(5,227,758)	(37,626,907)	(44,820,864)

Net decrease	(3,615,230)	(3,142,450)	$(37,770,749)	$(27,610,575)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Class C
Shares sold	1,954,847	3,401,151	$20,600,729	$29,495,448

Shares issued in reinvestment of dividends and distributions	91,831	1,948,917	952,283	15,552,356

Shares redeemed	(6,202,223)	(9,745,934)	(64,869,962)	(83,069,985)

Net decrease	(4,155,545)	(4,395,866)	$(43,316,950)	$(38,022,181)

Advisor Class
Shares sold	20,595,503	26,889,248	$218,939,751	$227,023,683

Shares issued in reinvestment of dividends and distributions	467,722	3,645,876	4,901,704	29,385,759

Shares redeemed	(15,091,039)	(18,143,322)	(160,431,503)	(149,945,328)

Net increase	5,972,186	12,391,802	$63,409,952	$106,464,114

Class R
Shares sold	496,486	822,146	$5,163,635	$6,630,339

Shares issued in reinvestment of dividends and distributions	17,766	112,186	183,523	892,998

Shares redeemed	(397,309)	(525,248)	(4,157,233)	(4,304,122)

Net increase	116,943	409,084	$1,189,925	$3,219,215

Class K
Shares sold	763,857	704,793	$8,002,940	$5,870,055

Shares issued in reinvestment of dividends and distributions	21,777	97,157	226,702	778,235

Shares redeemed	(444,311)	(279,906)	(4,589,021)	(2,342,424)

Net increase	341,323	522,044	$3,640,621	$4,305,866

Class I
Shares sold	896,201	250,438	$9,728,318	$2,310,666

Shares issued in reinvestment of dividends and distributions	19,326	118,873	201,962	954,547

Shares redeemed	(1,079,083)	(364,900)	(11,658,238)	(2,903,908)

Net increase (decrease)	(163,556)	4,411	$(1,727,958)	$361,305

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Class A
Shares sold	17,265,366	20,583,419	$187,304,897	$185,980,367

Shares issued in reinvestment of dividends and distributions	2,168,407	8,001,065	23,496,140	69,059,406

Shares converted from Class B	821,712	1,220,950	8,918,394	10,988,521

Shares redeemed	(29,294,364)	(41,075,909)	(316,638,262)	(367,193,818)

Net decrease	(9,038,879)	(11,270,475)	$(96,918,831)	$(101,165,524)

Class B
Shares sold	999,421	3,077,323	$10,832,723	$28,163,979

Shares issued in reinvestment of dividends and distributions	541,719	2,924,814	5,837,851	24,954,514

Shares converted to Class A	(826,021)	(1,227,153)	(8,918,394)	(10,988,521)

Shares redeemed	(7,257,698)	(12,327,745)	(78,197,931)	(109,671,689)

Net decrease	(6,542,579)	(7,552,761)	$(70,445,751)	$(67,541,717)

Class C
Shares sold	4,639,348	6,660,322	$50,100,224	$60,158,728

Shares issued in reinvestment of dividends and distributions	613,439	3,311,762	6,617,409	28,303,468

Shares redeemed	(11,305,246)	(20,296,331)	(121,992,827)	(180,268,138)

Net decrease	(6,052,459)	(10,324,247)	$(65,275,194)	$(91,805,942)

Advisor Class
Shares sold	4,189,151	4,012,201	$45,089,972	$36,154,257

Shares issued in reinvestment of dividends and distributions	173,742	607,442	1,886,326	5,284,131

Shares redeemed	(4,842,821)	(5,616,959)	(52,355,566)	(48,554,898)

Net decrease	(479,928)	(997,316)	$(5,379,268)	$(7,116,510)

Class R
Shares sold	650,944	1,330,664	$7,030,025	$11,604,759

Shares issued in reinvestment of dividends and distributions	43,481	150,793	470,438	1,289,887

Shares redeemed	(574,586)	(1,000,706)	(6,218,490)	(8,723,571)

Net increase	119,839	480,751	$1,281,973	$4,171,075

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Class K
Shares sold	1,273,010	991,393	$13,628,070	$8,799,596

Shares issued in reinvestment of dividends and distributions	47,383	94,834	513,432	814,048

Shares redeemed	(648,207)	(588,673)	(7,120,021)	(5,083,921)

Net increase	672,186	497,554	$7,021,481	$4,529,723

Class I
Shares sold	706,589	1,699,723	$7,672,548	$14,513,287

Shares issued in reinvestment of dividends and distributions	57,519	201,016	621,929	1,730,664

Shares redeemed	(1,893,329)	(1,111,241)	(20,236,695)	(9,582,272)

Net increase (decrease)	(1,129,221)	789,498	$(11,942,218)	$6,661,679

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Class A
Shares sold	7,370,838	10,405,508	$78,017,014	$97,853,315

Shares issued in reinvestment of dividends and distributions	623,593	1,971,383	6,588,154	18,083,639

Shares converted from Class B	267,697	327,385	2,845,780	3,041,037

Shares redeemed	(10,765,132)	(17,780,104)	(113,996,917)	(167,322,908)

Net decrease	(2,503,004)	(5,075,828)	$(26,545,969)	$(48,344,917)

Class B
Shares sold	417,891	2,193,178	$4,391,891	$20,834,571

Shares issued in reinvestment of dividends and distributions	149,966	749,136	1,576,913	6,806,161

Shares converted to Class A	(269,082)	(325,768)	(2,845,780)	(3,041,037)

Shares redeemed	(2,684,401)	(5,691,348)	(28,318,111)	(52,917,867)

Net decrease	(2,385,626)	(3,074,802)	$(25,195,087)	$(28,318,172)

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Class C
Shares sold	2,364,076	4,234,938	$24,871,632	$39,460,350

Shares issued in reinvestment of dividends and distributions	195,420	925,054	2,054,193	8,408,683

Shares redeemed	(4,617,261)	(9,275,710)	(48,639,111)	(86,838,367)

Net decrease	(2,057,765)	(4,115,718)	$(21,713,286)	$(38,969,334)

Advisor Class
Shares sold	635,886	1,527,742	$6,732,869	$14,167,155

Shares issued in reinvestment of dividends and distributions	50,421	147,472	532,985	1,353,408

Shares redeemed	(1,374,381)	(1,539,773)	(14,617,211)	(14,242,971)

Net increase (decrease)	(688,074)	135,441	$(7,351,357)	$1,277,592

Class R
Shares sold	549,879	686,269	$5,786,074	$6,172,276

Shares issued in reinvestment of dividends and distributions	22,531	58,016	238,606	529,185

Shares redeemed	(449,045)	(392,122)	(4,758,895)	(3,630,900)

Net increase	123,365	352,163	$1,265,785	$3,070,561

Class K
Shares sold	99,299	738,797	$1,055,586	$6,946,337

Shares issued in reinvestment of dividends and distributions	8,612	15,455	90,905	141,539

Shares redeemed	(63,490)	(448,819)	(675,089)	(4,118,404)

Net increase	44,421	305,433	$471,402	$2,969,472

Class I
Shares sold	141,198	89,299	$1,492,936	$887,654

Shares issued in reinvestment of dividends and distributions	6,433	18,922	67,939	172,946

Shares redeemed	(131,746)	(108,724)	(1,398,926)	(989,268)

Net increase (decrease)	15,885	(503)	$161,949	$71,332

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”)

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

Wealth Appreciation Strategy	2010		2009
Distributions paid from:
Ordinary income	$16,921,937		$9,377,202
Long-term capital gains	– 0	–	94,805,803

Total taxable distributions	16,921,937		104,183,005

Total distributions paid	$16,921,937		$104,183,005

Balanced Wealth Strategy	2010		2009
Distributions paid from:
Ordinary income	$41,630,033		$55,602,794
Long-term capital gains	– 0	–	82,842,966

Total taxable distributions	41,630,033		138,445,760
Tax return of capital	283,692		– 0	–

Total distributions paid	$41,913,725		$138,445,760

Conservative Wealth Strategy	2010		2009
Distributions paid from:
Ordinary income	$11,843,148		$22,265,667
Long-term capital gains	– 0	–	16,155,301

Total taxable distributions	11,843,148		38,420,968
Tax return of capital	271,218		– 0	–

Total distributions paid	$12,114,366		$38,420,968

As of August 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$11,794,684		$	– 0	–	$(150,290,697)	$(475,760,798)	$(614,256,811)
Balanced Wealth	– 0	–		– 0	–	(208,346,108)	(284,672,582)	(493,018,690)
Conservative Wealth	– 0	–		– 0	–	(65,369,836)	(7,342,354)	(72,712,190)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Notes to Financial Statements

(b)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation, Balanced Wealth, and Conservative Wealth Strategies elect to defer $37,249,216, $57,476,916, and $10,587,050, respectively, of capital losses that are deemed to arise in the next taxable year. Additionally, on August 31, 2010, Wealth Appreciation, Balanced Wealth, and Conservative Wealth Strategies had capital loss carryovers for federal income tax purposes.

On August 31, 2010, each Strategy had capital loss carryovers for federal income tax purposes which will expire in the years shown below:

	Wealth Appreciation	Balanced Wealth	Conservative Wealth
Capital Losses Expiring in 2017	$21,540,462	$10,504,401	$5,315,809
Capital Losses Expiring in 2018	91,501,019	140,364,791	49,466,977

Total Capital Losses	$113,041,481	$150,869,192	$54,782,786

Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy, primarily due to dividend overdistributions, are reflected as an adjustment to the components of capital as of August 31, 2010 as shown below:

Strategy	Increase (Decrease) to Additional Paid In Capital			Increase (Decrease) to Undistributed Net Investment Income /(Distributions in Excess of Net Investment Income)			Increase (Decrease) to Accumulated Net Realized Gain (Loss) On Investments
Wealth Appreciation	$	– 0	–	$	– 0	–	$	– 0	–
Balanced Wealth		(283,693)			283,693			– 0	–
Conservative Wealth		(271,218)			271,218			– 0	–

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Strategies’ independent registered public accounting firm for the 2010 fiscal year. A majority of the Strategies’ Board of Trustees, including a majority of the Independent Trustees, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Strategies’ financial statements for

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Notes to Financial Statements

each of the years ended August 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 5, 2010, there were no disagreements between the Strategies and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.89		$ 13.38	$ 16.32	$ 14.39	$ 12.74

Income From Investment Operations
Net investment income(a)	.09		.12	.36	.27	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		(2.91)	(2.70)	2.00	1.67

Net increase (decrease) in net asset value from operations	.23		(2.79)	(2.34)	2.27	1.73

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.07)	(.32)	(.30)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)

Total dividends and distributions	(.12)		(.70)	(.60)	(.34)	(.08)

Net asset value, end of period	$ 10.00		$ 9.89	$ 13.38	$ 16.32	$ 14.39

Total Return
Total investment return based on net asset value(b)	2.27%		(19.63)%	(14.86)%	15.88%	13.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$518,314		$569,413	$825,949	$906,379	$526,745
Ratio to average net assets of:
Expenses(c)	1.10	%(d)	1.14%	1.08%	1.07%	1.13	%(d)
Net investment income	.86	%(d)	1.33%	2.39%	1.68%	.41	%(d)
Portfolio turnover rate	4%		9%	4%	5%	1%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.73	$ 13.17	$ 16.08	$ 14.21	$ 12.62

Income From Investment Operations
Net investment income (loss)(a)	.01	.05	.25	.17	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	(2.86)	(2.67)	1.95	1.66

Net increase (decrease) in net asset value from operations	.16	(2.81)	(2.42)	2.12	1.62

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	(.21)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)

Total dividends and distributions	(.05)	(.63)	(.49)	(.25)	(.03)

Net asset value, end of period	$ 9.84	$ 9.73	$ 13.17	$ 16.08	$ 14.21

Total Return
Total investment return based on net asset value(b)	1.57%	(20.24)%	(15.49)%	15.02%	12.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$151,107	$184,655	$291,413	$365,429	$261,738
Ratio to average net assets of:
Expenses(c)	1.84	%(d)	1.89%	1.80%	1.79%	1.85	%(d)
Net investment income (loss)	.13	%(d)	.60%	1.70%	1.05%	(.32)	%(d)
Portfolio turnover rate	4%	9%	4%	5%	1%

See footnote summary on page 78.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.74	$ 13.18	$ 16.08	$ 14.21	$ 12.62

Income From Investment Operations
Net investment income (loss)(a)	.02	.05	.25	.15	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(2.86)	(2.66)	1.97	1.66

Net increase (decrease) in net asset value from operations	.16	(2.81)	(2.41)	2.12	1.62

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	(.21)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)

Total dividends and distributions	(.05)	(.63)	(.49)	(.25)	(.03)

Net asset value, end of period	$ 9.85	$ 9.74	$ 13.18	$ 16.08	$ 14.21

Total Return
Total investment return based on net asset value(b)	1.57%	(20.23)%	(15.43)%	15.02%	12.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,641	$236,908	$378,541	$440,098	$244,732
Ratio to average net assets of:
Expenses(c)	1.82	%(d)	1.86%	1.79%	1.77%	1.83	%(d)
Net investment income (loss)	.15	%(d)	.63%	1.70%	.96%	(.30	)%(d)
Portfolio turnover rate	4%	9%	4%	5%	1%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.91		$ 13.44	$ 16.39	$ 14.44	$ 12.77

Income From Investment Operations
Net investment income(a)	.12		.13	.38	.32	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		(2.91)	(2.69)	2.00	1.69

Net increase (decrease) in net asset value from operations	.26		(2.78)	(2.31)	2.32	1.78

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.12)	(.36)	(.33)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)

Total dividends and distributions	(.15)		(.75)	(.64)	(.37)	(.11)

Net asset value, end of period	$ 10.02		$ 9.91	$ 13.44	$ 16.39	$ 14.44

Total Return
Total investment return based on net asset value(b)	2.54%		(19.39)%	(14.62)%	16.23%	13.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$595,665		$529,636	$552,028	$477,616	$300,451
Ratio to average net assets of:
Expenses(c)	.80	%(d)	.84%	.78%	.77%	.82	%(d)
Net investment income	1.13	%(d)	1.54%	2.50%	2.00%	.67	%(d)
Portfolio turnover rate	4%		9%	4%	5%	1%

See footnote summary on page 78.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.75		$ 13.20	$ 16.13	$ 14.27	$ 12.69

Income From Investment Operations
Net investment income (loss)(a)	.05		.08	.27	.20	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		(2.85)	(2.64)	1.99	1.71

Net increase (decrease) in net asset value from operations	.19		(2.77)	(2.37)	2.19	1.67

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.05)	(.28)	(.29)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)

Total dividends and distributions	(.11)		(.68)	(.56)	(.33)	(.09)

Net asset value, end of period	$ 9.83		$ 9.75	$ 13.20	$ 16.13	$ 14.27

Total Return
Total investment return based on net asset value(b)	1.85%		(19.86)%	(15.17)%	15.44%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,617		$16,317	$16,705	$12,568	$6,185
Ratio to average net assets of:
Expenses(c)	1.45	%(d)	1.45%	1.43%	1.44%	1.46	%(d)
Net investment income (loss)	.50	%(d)	.94%	1.84%	1.26%	(.33	)%(d)
Portfolio turnover rate	4%		9%	4%	5%	1%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.83		$ 13.32	$ 16.25	$ 14.35	$ 12.74

Income From Investment Operations
Net investment income(a)	.08		.11	.36	.27	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15		(2.89)	(2.70)	1.98	1.68

Net increase (decrease) in net asset value from operations	.23		(2.78)	(2.34)	2.25	1.73

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.08)	(.31)	(.31)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)

Total dividends and distributions	(.13)		(.71)	(.59)	(.35)	(.12)

Net asset value, end of period	$ 9.93		$ 9.83	$ 13.32	$ 16.25	$ 14.35

Total Return
Total investment return based on net asset value(b)	2.28%		(19.66)%	(14.89)%	15.80%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,044		$16,494	$15,393	$15,478	$7,850
Ratio to average net assets of:
Expenses(c)	1.13	%(d)	1.14%	1.07%	1.13%	1.15	%(d)
Net investment income	.78	%(d)	1.23%	2.39%	1.67%	.38	%(d)
Portfolio turnover rate	4%		9%	4%	5%	1%

See footnote summary on page 78.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.88		$ 13.41	$ 16.34	$ 14.41	$ 12.75

Income From Investment Operations
Net investment income(a)	.13		.14	.41	.34	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(2.91)	(2.70)	1.96	1.65

Net increase (decrease) in net asset value from operations	.26		(2.77)	(2.29)	2.30	1.78

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.13)	(.36)	(.33)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)

Total dividends and distributions	(.15)		(.76)	(.64)	(.37)	(.12)

Net asset value, end of period	$ 9.99		$ 9.88	$ 13.41	$ 16.34	$ 14.41

Total Return
Total investment return based on net asset value(b)	2.58%		(19.38)%	(14.56)%	16.11%	14.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,094		$12,584	$17,025	$19,072	$16,452
Ratio to average net assets of:
Expenses(c)	.80	%(d)	.81%	.74%	.80%	.84	%(d)
Net investment income	1.18	%(d)	1.61%	2.72%	2.12%	.98	%(d)
Portfolio turnover rate	4%		9%	4%	5%	1%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.14	$ 12.04	$ 13.94	$ 12.86	$ 11.96

Income From Investment Operations
Net investment income(a)	.24	.27	.48	.37	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	(1.50)	(1.75)	1.12	.93

Net increase (decrease) in net asset value from operations	.71	(1.23)	(1.27)	1.49	1.17

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.28)	(.48)	(.39)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.67)	(.63)	(.41)	(.27)

Net asset value, end of period	$ 10.61	$ 10.14	$ 12.04	$ 13.94	$ 12.86

Total Return
Total investment return based on net asset value(b)	6.98%	(9.09)%	(9.49)%	11.68%	9.94%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,022	$1,069	$1,404	$1,482	$935
Ratio to average net assets of:
Expenses(c)	.99	%(d)	1.01%	.93%	.95%	.99	%(d)
Net investment income	2.19	%(d)	3.05%	3.62%	2.72%	1.91	%(d)
Portfolio turnover rate	5%	9%	6%	3%	1%

See footnote summary on page 78.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.09	$ 11.97	$ 13.86	$ 12.80	$ 11.91

Income From Investment Operations
Net investment income(a)	.16	.21	.38	.28	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	(1.49)	(1.73)	1.10	.93

Net increase (decrease) in net asset value from operations	.62	(1.28)	(1.35)	1.38	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.21)	(.39)	(.30)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.60)	(.54)	(.32)	(.19)

Net asset value, end of period	$ 10.55	$ 10.09	$ 11.97	$ 13.86	$ 12.80

Total Return
Total investment return based on net asset value(b)	6.16%	(9.69)%	(10.12)%	10.85%	9.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$354,756	$405,281	$571,333	$648,527	$455,131
Ratio to average net assets of:
Expenses(c)	1.72	%(d)	1.74%	1.66%	1.66%	1.71	%(d)
Net investment income	1.47	%(d)	2.33%	2.91%	2.04%	1.20	%(d)
Portfolio turnover rate	5%	9%	6%	3%	1%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.10	$ 11.98	$ 13.87	$ 12.80	$ 11.91

Income From Investment Operations
Net investment income(a)	.16	.21	.39	.27	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	(1.49)	(1.74)	1.12	.93

Net increase (decrease) in net asset value from operations	.62	(1.28)	(1.35)	1.39	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.21)	(.39)	(.30)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.60)	(.54)	(.32)	(.19)

Net asset value, end of period	$ 10.56	$ 10.10	$ 11.98	$ 13.87	$ 12.80

Total Return
Total investment return based on net asset value(b)	6.15%	(9.69)%	(10.11)%	10.92%	9.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$430,059	$472,336	$683,989	$750,829	$420,484
Ratio to average net assets of:
Expenses(c)	1.70	%(d)	1.72%	1.64%	1.65%	1.70	%(d)
Net investment income	1.49	%(d)	2.37%	2.93%	1.99%	1.22	%(d)
Portfolio turnover rate	5%	9%	6%	3%	1%

See footnote summary on page 78.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Advisor Class	Advisor Class
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.17	$ 12.07	$ 13.97	$ 12.89	$ 11.98

Income From Investment Operations
Net investment income(a)	.26	.30	.49	.42	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48	(1.50)	(1.72)	1.11	.95

Net increase (decrease) in net asset value from operations	.74	(1.20)	(1.23)	1.53	1.22

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.31)	(.52)	(.43)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.70)	(.67)	(.45)	(.31)

Net asset value, end of period	$ 10.64	$ 10.17	$ 12.07	$ 13.97	$ 12.89

Total Return
Total investment return based on net asset value(b)	7.27%	(8.79)%	(9.19)%	11.98%	10.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,269	$85,434	$113,428	$112,984	$83,781
Ratio to average net assets of:
Expenses(c)	.69	%(d)	.71%	.63%	.65%	.69	%(d)
Net investment income	2.45	%(d)	3.35%	3.74%	3.01%	2.17	%(d)
Portfolio turnover rate	5%	9%	6%	3%	1%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class R
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.12	$ 12.02	$ 13.91	$ 12.85	$ 11.95

Income From Investment Operations
Net investment income(a)	.19	.23	.38	.29	.13	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	(1.49)	(1.69)	1.14	1.00

Net increase (decrease) in net asset value from operations	.66	(1.26)	(1.31)	1.43	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.25)	(.43)	(.35)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.64)	(.58)	(.37)	(.23)

Net asset value, end of period	$ 10.58	$ 10.12	$ 12.02	$ 13.91	$ 12.85

Total Return
Total investment return based on net asset value(b)	6.52%	(9.37)%	(9.75)%	11.23%	9.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,966	$22,659	$21,129	$15,254	$3,651
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.35	%(d)	1.33%	1.31%	1.33%	1.33	%(d)
Expenses, before waivers/ reimbursements(c)	1.35	%(d)	1.33%	1.31%	1.33%	1.35	%(d)
Net investment income	1.80	%(d)	2.59%	2.99%	2.11%	1.07	%(d)(f)
Portfolio turnover rate	5%	9%	6%	3%	1%

See footnote summary on page 78.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class K
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.13	$ 12.03	$ 13.92	$ 12.85	$ 11.96

Income From Investment Operations
Net investment income(a)	.22	.26	.47	.37	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(1.49)	(1.73)	1.10	.97

Net increase (decrease) in net asset value from operations	.71	(1.23)	(1.26)	1.47	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.28)	(.48)	(.38)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.67)	(.63)	(.40)	(.27)

Net asset value, end of period	$ 10.60	$ 10.13	$ 12.03	$ 13.92	$ 12.85

Total Return
Total investment return based on net asset value(b)	6.95%	(9.12)%	(9.45)%	11.58%	9.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,859	$16,961	$14,144	$15,411	$7,194
Ratio to average net assets of:
Expenses(c)	1.03	%(d)	1.03%	.94%	1.02%	1.05	%(d)
Net investment income	2.06	%(d)	2.83%	3.57%	2.69%	1.55	%(d)
Portfolio turnover rate	5%	9%	6%	3%	1%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class I
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.15	$ 12.04	$ 13.94	$ 12.86	$ 11.96

Income From Investment Operations
Net investment income(a)	.26	.28	.52	.43	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48	(1.47)	(1.75)	1.09	.92

Net increase (decrease) in net asset value from operations	.74	(1.19)	(1.23)	1.52	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.31)	(.52)	(.42)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.70)	(.67)	(.44)	(.31)

Net asset value, end of period	$ 10.62	$ 10.15	$ 12.04	$ 13.94	$ 12.86

Total Return
Total investment return based on net asset value(b)	7.27%	(8.73)%	(9.21)%	11.96%	10.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,211	$31,728	$28,153	$21,371	$19,723
Ratio to average net assets of:
Expenses(c)	.69	%(d)	.71%	.63%	.69%	.71	%(d)
Net investment income	2.49	%(d)	3.18%	3.94%	3.09%	2.33	%(d)
Portfolio turnover rate	5%	9%	6%	3%	1%
See footnote summary on page 78.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.14	$ 11.09	$ 12.14	$ 11.66	$ 11.17

Income From Investment Operations
Net investment income(a)	.20	.31	.46	.37	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.71)	(.94)	.52	.47

Net increase (decrease) in net asset value from operations	.73	(.40)	(.48)	.89	.74

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.33)	(.47)	(.38)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.55)	(.57)	(.41)	(.25)

Net asset value, end of period	$ 10.66	$ 10.14	$ 11.09	$ 12.14	$ 11.66

Total Return
Total investment return based on net asset value(b)	7.21%	(3.01)%	(4.15)%	7.66%	6.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$346,347	$354,786	$444,466	$400,294	$268,341
Ratio to average net assets of:
Expenses(c)	1.00	%(d)	1.00%	.96%	.98%	1.02	%(d)
Net investment income	1.87	%(d)	3.35%	3.88%	3.06%	2.42	%(d)
Portfolio turnover rate	5%	13%	5%	3%	2%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.08	$ 11.03	$ 12.08	$ 11.61	$ 11.13

Income From Investment Operations
Net investment income(a)	.12	.25	.37	.28	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.72)	(.93)	.52	.47

Net increase (decrease) in net asset value from operations	.65	(.47)	(.56)	.80	.66

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.26)	(.39)	(.30)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.48)	(.49)	(.33)	(.18)

Net asset value, end of period	$ 10.60	$ 10.08	$ 11.03	$ 12.08	$ 11.61

Total Return
Total investment return based on net asset value(b)	6.48%	(3.75)%	(4.85)%	6.92%	5.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119,926	$138,128	$185,022	$172,580	$124,623
Ratio to average net assets of:
Expenses(c)	1.72	%(d)	1.73%	1.68%	1.70%	1.73	%(d)
Net investment income	1.17	%(d)	2.64%	3.17%	2.37%	1.72	%(d)
Portfolio turnover rate	5%	13%	5%	3%	2%

See footnote summary on page 78.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.08	$ 11.02	$ 12.07	$ 11.60	$ 11.12

Income From Investment Operations
Net investment income(a)	.12	.25	.38	.28	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.71)	(.94)	.52	.47

Net increase (decrease) in net asset value from operations	.65	(.46)	(.56)	.80	.66

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.26)	(.39)	(.30)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.48)	(.49)	(.33)	(.18)

Net asset value, end of period	$ 10.60	$ 10.08	$ 11.02	$ 12.07	$ 11.60

Total Return
Total investment return based on net asset value(b)	6.48%	(3.66)%	(4.85)%	6.93%	5.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$171,195	$183,559	$246,147	$230,707	$135,419
Ratio to average net assets of:
Expenses(c)	1.71	%(d)	1.71%	1.67%	1.69%	1.72	%(d)
Net investment income	1.17	%(d)	2.65%	3.23%	2.34%	1.72	%(d)
Portfolio turnover rate	5%	13%	5%	3%	2%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.15	$ 11.11	$ 12.16	$ 11.67	$ 11.18

Income From Investment Operations
Net investment income(a)	.23	.32	.47	.43	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(.70)	(.91)	.50	.47

Net increase (decrease) in net asset value from operations	.77	(.38)	(.44)	.93	.78

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.36)	(.51)	(.41)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.58)	(.61)	(.44)	(.29)

Net asset value, end of period	$ 10.68	$ 10.15	$ 11.11	$ 12.16	$ 11.67

Total Return
Total investment return based on net asset value(b)	7.62%	(2.79)%	(3.86)%	8.05%	7.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,631	$29,458	$30,719	$25,415	$24,549
Ratio to average net assets of:
Expenses(c)	.70	%(d)	.70%	.66%	.68%	.72	%(d)
Net investment income	2.15	%(d)	3.43%	4.02%	3.53%	2.71	%(d)
Portfolio turnover rate	5%	13%	5%	3%	2%

See footnote summary on page 78.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class R
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.15	$ 11.11	$ 12.16	$ 11.69	$ 11.18

Income From Investment Operations
Net investment income(a)	.16	.26	(e)	.41	.31	(e)	.16	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.70)	(.93)	.53	.55

Net increase (decrease) in net asset value from operations	.69	(.44)	(.52)	.84	.71

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.30)	(.43)	(.34)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.52)	(.53)	(.37)	(.20)

Net asset value, end of period	$ 10.67	$ 10.15	$ 11.11	$ 12.16	$ 11.69

Total Return
Total investment return based on net asset value(b)	6.83%	(3.40)%	(4.52)%	7.26%	6.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,726	$12,756	$10,045	$9,774	$5,120
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.37	%(d)	1.35%	1.34%	1.36%	1.34	%(d)
Expenses, before waivers/reimbursements(c)	1.37	%(d)	1.35%	1.34%	1.38%	1.36	%(d)
Net investment income	1.49	%(d)	2.77	%(e)	3.53%	2.53	%(e)	1.53	%(d)(f)
Portfolio turnover rate	5%	13%	5%	3%	2%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.13	$ 11.09	$ 12.13	$ 11.66	$ 11.17

Income From Investment Operations
Net investment income(a)	.19	.27	.46	.42	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.68)	(.93)	.46	.56

Net increase (decrease) in net asset value from operations	.72	(.41)	(.47)	.88	.74

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.33)	(.47)	(.38)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.55)	(.57)	(.41)	(.25)

Net asset value, end of period	$ 10.65	$ 10.13	$ 11.09	$ 12.13	$ 11.66

Total Return
Total investment return based on net asset value(b)	7.16%	(3.05)%	(4.08)%	7.57%	6.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,447	$4,730	$1,793	$1,780	$1,000
Ratio to average net assets of:
Expenses(c)	1.05	%(d)	1.05%	.96%	1.06%	1.04	%(d)
Net investment income	1.80	%(d)	2.74%	3.94%	3.42%	1.71	%(d)
Portfolio turnover rate	5%	13%	5%	3%	2%

See footnote summary on page 78.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.14	$ 11.09	$ 12.14	$ 11.66	$ 11.16

Income From Investment Operations
Net investment income(a)	.22	.34	.50	.41	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(.71)	(.94)	.51	.49

Net increase (decrease) in net asset value from operations	.76	(.37)	(.44)	.92	.79

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.36)	(.51)	(.41)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.58)	(.61)	(.44)	(.29)

Net asset value, end of period	$ 10.66	$ 10.14	$ 11.09	$ 12.14	$ 11.66

Total Return
Total investment return based on net asset value(b)	7.50%	(2.72)%	(3.86)%	7.92%	7.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,038	$2,728	$2,990	$2,158	$2,440
Ratio to average net assets of:
Expenses(c)	.73	%(d)	.72%	.64%	.73%	.75	%(d)
Net investment income	2.12	%(d)	3.64%	4.22%	3.39%	2.81	%(d)
Portfolio turnover rate	5%	13%	5%	3%	2%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Year Ended August 31,
	2010	2009	2008	2007	2006
Wealth Appreciation Strategy	.02%	.04%	.04%	.04%	.07%
Balanced Wealth Strategy	.03%	.04%	.04%	.04%	.07%
Conservative Wealth Strategy	.03%	.04%	.04%	.04%	.06%

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Conservative Wealth Strategy (formerly AllianceBernstein Wealth Preservation Strategy) (the “Strategies”), each a series of The AllianceBernstein Portfolios, as of August 31, 2010, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Strategies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the periods presented prior to September 1, 2009 were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Conservative Wealth Strategy of The AllianceBernstein Portfolios at August 31, 2010, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2010

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2010. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	100.00%	1.22%
Balanced Wealth	26.24%	46.61%
Conservative Wealth	14.64%	64.16%

For the taxable year ended August 31, 2010, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
Wealth Appreciation	$16,921,937
Balanced Wealth	41,630,033
Conservative Wealth	11,843,148

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine(2) , Vice President

Dokyoung Lee(2) , Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 78 (1998)

Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 68 (1999)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	95	None

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	95	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a director of Intel Corporation (semi-conductors) from 1969 until May 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	95	Cirrus Logic Corporation (semi-conductors), and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	95	None

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 58 (2007)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP, (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		92	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	95	None

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Thomas J. Fontaine 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Dokyoung Lee 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Seth J. Masters 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, Chief Investment Officer of Style Blend Strategies since prior to 2005.

Christopher H. Nikolich 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Patrick J. Rudden 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Emilie D. Wrapp 54	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 3-5, 2010. The trustees noted that AllianceBernstein Conservative Wealth Strategy was named AllianceBernstein Wealth Preservation Strategy prior to December 31, 2009.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the trustees considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for the 1-, 3- and 5-year periods ended May 31, 2010 and (in the case of comparisons with the composite index) the since inception period.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that the Strategy was 2nd out of 3 of the Performance Group and in the 2nd quintile of the Performance Universe for the 1-year period, 2nd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period, and that the Strategy outperformed a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”) in the 1-year period but lagged the Index in the 3- and 5-year and the since inception periods (September 2003 inception). Based on their review, the trustees concluded that the Strategy’s relative performance was acceptable.

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

AllianceBernstein Balanced Wealth Strategy

The trustees noted that the Strategy was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period and in the 3rd quintile of the Performance Group and the Performance Universe for the 5year period, and that the Strategy outperformed a composite index (60% Standard & Poor’s 500 Stock Index/40% Barclays Capital U.S. Aggregate Bond Index) (the “Index”) in the 1-year and the since inception periods (September 2003 inception) but underperformed the Index in the 3- and 5-year periods. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that the Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period and in the 2nd quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and that the Strategy outperformed a composite index (70% Barclays Capital U.S. Aggregate Bond Index/30% Standard & Poor’s 500 Stock Index) (the “Index”) in the 1-year period but lagged the Index in the 3- and 5-year and the since inception periods (September 2003 inception). Based on their review, the trustees concluded that the Strategy’s relative performance over time had been acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it which have an investment style substantially similar to that of any of the Strategies. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which involved investments in securities of the same type that the Strategies invest in (i.e., equity and debt securities).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Wealth Appreciation Strategy, because of the small number of funds in the Lipper category for the Strategy, Lipper had expanded the Strategy’s Expense Group to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style similar to that of the Strategy for the same fee schedule as the Strategy. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was the same as the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ breakpoint arrangements would result in a sharing of economies of scale in the event the Strategies’ net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

The information on pages 96-208 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2010 financial statements which have been audited by E&Y LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

U.S. VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,937.8

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,923.6

*	All data are as of August 31, 2010. The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $925.0

*	All data are as of August 31, 2010. The Portfolio’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,013.1

*	All data are as of August 31, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Austria, Belgium, China, Denmark, India, Kazakhstan, New Zealand, Norway, South Africa, Spain, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,037.2

*	All data are as of August 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Denmark, Germany, India, Indonesia, Italy, South Africa, Sweden and United States.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $500.5

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $520.6

*	All data are as of August 31, 2010. The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

SHORT DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,218.0

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,353.4

*	All data are as of August 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $667.8

HIGH-YIELD PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $487.8

*	All data are as of August 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Consumer Discretionary – 19.1%
Auto Components – 1.3%
Lear Corp.(a)	152,900	$11,262,614
TRW Automotive Holdings Corp.(a)	382,500	13,295,700

		24,558,314

Automobiles – 0.8%
Ford Motor Co.(a)	1,377,700	15,554,233

Hotels, Restaurants & Leisure – 0.5%
Royal Caribbean Cruises Ltd.(a)	376,600	9,249,296

Household Durables – 2.3%
DR Horton, Inc.	686,400	7,042,464
Garmin Ltd.	656,600	17,472,126
NVR, Inc.(a)	24,000	14,499,840
Pulte Group, Inc.(a)	738,400	5,929,352

		44,943,782

Media – 9.8%
Cablevision Systems Corp.	735,700	18,458,713
CBS Corp. – Class B	1,180,200	16,310,364
Comcast Corp. – Class A	1,669,000	28,573,280
DIRECTV(a)	504,000	19,111,680
Gannett Co., Inc.	874,400	10,571,496
News Corp. – Class A	1,998,600	25,122,402
Time Warner Cable, Inc. – Class A	752,600	38,841,686
Time Warner, Inc.	1,086,100	32,561,278

		189,550,899

Multiline Retail – 0.8%
Kohl’s Corp.(a)	348,700	16,381,926

Specialty Retail – 2.9%
Foot Locker, Inc.	540,900	6,350,166
Gap, Inc. (The)	1,141,700	19,283,313
Office Depot, Inc.(a)	1,962,100	6,690,761
Ross Stores, Inc.	306,700	15,221,521
TJX Cos., Inc.	223,700	8,878,653

		56,424,414

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	864,600	13,297,548

		369,960,412

Financials – 18.2%
Capital Markets – 2.1%
Goldman Sachs Group, Inc. (The)	135,500	18,555,370
Morgan Stanley	927,500	22,899,975

		41,455,345

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 5.2%
BB&T Corp.	631,200	$13,962,144
Comerica, Inc.	325,300	11,193,573
Fifth Third Bancorp	1,587,200	17,538,560
Wells Fargo & Co.	2,466,200	58,079,010

		100,773,287

Consumer Finance – 0.8%
Capital One Financial Corp.	386,300	14,625,318

Diversified Financial Services – 6.6%
Bank of America Corp.	3,544,600	44,130,270
Citigroup, Inc.(a)	3,631,500	13,509,180
JPMorgan Chase & Co.	1,937,200	70,436,592

		128,076,042

Insurance – 3.5%
ACE Ltd.	139,700	7,469,759
Allstate Corp. (The)	381,400	10,526,640
Berkshire Hathaway, Inc.(a)	250,300	19,718,634
Travelers Cos., Inc. (The)	499,500	24,465,510
XL Group PLC	343,200	6,146,712

		68,327,255

		353,257,247

Consumer Staples – 13.7%
Beverages – 0.6%
Constellation Brands, Inc. – Class A(a)	732,900	12,210,114

Food & Staples Retailing – 0.9%
Safeway, Inc.	905,800	17,029,040

Food Products – 5.4%
Archer-Daniels-Midland Co.	445,100	13,700,178
Bunge Ltd.	335,600	17,786,800
ConAgra Foods, Inc.	346,500	7,480,935
Kraft Foods, Inc. – Class A	663,400	19,868,830
Sara Lee Corp.	1,560,700	22,536,508
Smithfield Foods, Inc.(a)	1,052,500	16,976,825
Tyson Foods, Inc. – Class A	426,100	6,979,518

		105,329,594

Household Products – 4.6%
Kimberly-Clark Corp.	271,200	17,465,280
Procter & Gamble Co. (The)	1,204,300	71,860,581

		89,325,861

Tobacco – 2.2%
Altria Group, Inc.	1,061,300	23,688,216
Reynolds American, Inc.	325,600	17,758,224

		41,446,440

		265,341,049

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 11.9%
Biotechnology – 1.4%
Amgen, Inc.(a)	267,500	$13,653,200
Gilead Sciences, Inc.(a)	433,900	13,824,054

		27,477,254

Health Care Providers & Services – 1.2%
Community Health Systems, Inc.(a)	480,900	12,537,063
UnitedHealth Group, Inc.	294,400	9,338,368

		21,875,431

Pharmaceuticals – 9.3%
AstraZeneca PLC (Sponsored ADR)	457,300	22,604,339
Eli Lilly & Co.	190,900	6,406,604
Johnson & Johnson	1,091,900	62,260,138
Merck & Co., Inc.	711,400	25,012,824
Pfizer, Inc.	4,042,000	64,389,060

		180,672,965

		230,025,650

Energy – 10.9%
Energy Equipment & Services – 1.6%
Ensco PLC (Sponsored ADR)	470,100	19,335,213
Rowan Cos., Inc.(a)	414,300	10,651,653

		29,986,866

Oil, Gas & Consumable Fuels – 9.3%
Apache Corp.	114,200	10,260,870
Chevron Corp.	272,600	20,216,016
ConocoPhillips	607,200	31,835,496
Devon Energy Corp.	400,100	24,118,028
Forest Oil Corp.(a)	519,300	13,564,116
Hess Corp.	385,100	19,351,275
Marathon Oil Corp.	803,700	24,504,813
Newfield Exploration Co.(a)	236,500	11,354,365
Nexen, Inc. (New York)	1,013,600	18,761,736
Occidental Petroleum Corp.	92,100	6,730,668

		180,697,383

		210,684,249

Industrials – 6.6%
Aerospace & Defense – 1.5%
Northrop Grumman Corp.	455,300	24,640,836
Raytheon Co.	121,600	5,340,672

		29,981,508

Airlines – 0.7%
Delta Air Lines, Inc.(a)	1,304,400	13,644,024

Electrical Equipment – 0.4%
Cooper Industries PLC	167,600	7,054,284

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.7%
General Electric Co.	2,245,500	$32,514,840

Machinery – 2.3%
Ingersoll-Rand PLC	523,700	17,035,961
Parker Hannifin Corp.	276,000	16,328,160
SPX Corp.	104,800	5,875,088
Terex Corp.(a)	312,700	5,694,267

		44,933,476

		128,128,132

Telecommunication Services – 5.6%
Diversified Telecommunication Services – 4.1%
AT&T, Inc.	2,200,300	59,474,109
Frontier Communications Corp.	24,436	188,890
Verizon Communications, Inc.	676,900	19,975,319

		79,638,318

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.(a)	2,841,200	11,592,096
Vodafone Group PLC (Sponsored ADR)	717,800	17,356,404

		28,948,500

		108,586,818

Information Technology – 5.2%
Communications Equipment – 0.8%
Motorola, Inc.(a)	2,067,300	15,566,769

Computers & Peripherals – 1.7%
Dell, Inc.(a)	1,204,700	14,179,319
Hewlett-Packard Co.	489,800	18,847,504

		33,026,823

Electronic Equipment, Instruments & Components – 0.8%
Tyco Electronics Ltd.	628,000	15,398,560

IT Services – 0.1%
Accenture PLC	70,300	2,572,980

Semiconductors & Semiconductor Equipment – 0.8%
Intel Corp.	580,600	10,288,232
Teradyne, Inc.(a)	470,900	4,228,682

		14,516,914

Software – 1.0%
Microsoft Corp.	860,600	20,206,888

		101,288,934

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.2%
Chemicals – 0.8%
Agrium, Inc.	78,700	$5,475,159
CF Industries Holdings, Inc.	79,959	7,396,208
Huntsman Corp.	191,248	1,742,269

		14,613,636

Metals & Mining – 2.4%
Cliffs Natural Resources, Inc.	156,403	9,570,300
Commercial Metals Co.	423,200	5,514,296
Freeport-McMoRan Copper & Gold, Inc.	306,800	22,083,464
Steel Dynamics, Inc.	721,000	9,877,700

		47,045,760

		61,659,396

Utilities – 2.6%
Electric Utilities – 1.1%
Edison International	420,800	14,202,000
Pepco Holdings, Inc.	377,600	6,777,920

		20,979,920

Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	409,100	11,998,903

Multi-Utilities – 0.9%
CMS Energy Corp.	277,400	4,854,500
NiSource, Inc.	731,600	12,685,944

		17,540,444

		50,519,267

Total Common Stocks (cost $1,893,244,087)		1,879,451,154

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $15,636,137)	15,636,137	15,636,137

Total Investments – 97.8% (cost $1,908,880,224)	1,895,087,291
Other assets less liabilities – 2.2%		42,740,674

Net Assets – 100.0%		$1,937,827,965

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 25.6%
Communications Equipment – 3.0%
Cisco Systems, Inc.(a)	2,422,100	$48,563,105
Juniper Networks, Inc.(a)	355,000	9,656,000

		58,219,105

Computers & Peripherals – 12.6%
Apple, Inc.(a)	571,690	139,132,195
EMC Corp.(a)	2,952,000	53,844,480
Hewlett-Packard Co.	1,295,850	49,864,308

		242,840,983

Internet Software & Services – 5.0%
Google, Inc. – Class A(a)	211,490	95,174,730

IT Services – 0.8%
Visa, Inc. – Class A	210,000	14,485,800

Semiconductors & Semiconductor Equipment – 3.5%
Broadcom Corp. – Class A	810,600	24,293,682
Intel Corp.	1,145,396	20,296,417
KLA-Tencor Corp.	471,000	13,192,710
NVIDIA Corp.(a)	996,800	9,300,144

		67,082,953

Software – 0.7%
Microsoft Corp.	603,500	14,170,180

		491,973,751

Consumer Discretionary – 17.2%
Auto Components – 1.6%
Johnson Controls, Inc.	1,149,600	30,498,888

Automobiles – 1.9%
Ford Motor Co.(a)	3,175,800	35,854,782

Hotels, Restaurants & Leisure – 0.4%
Hyatt Hotels Corp.(a)	178,900	6,737,374

Internet & Catalog Retail – 1.0%
Amazon.com, Inc.(a)	161,800	20,197,494

Media – 5.4%
Comcast Corp. – Class A	2,405,800	41,187,296
News Corp. – Class A	2,226,100	27,982,077
Walt Disney Co. (The)	1,074,200	35,008,178

		104,177,551

Multiline Retail – 4.8%
Kohl’s Corp.(a)	1,127,600	52,974,648

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Target Corp.	787,700	$40,298,732

		93,273,380

Specialty Retail – 1.4%
Lowe’s Cos., Inc.	1,310,900	26,611,270

Textiles, Apparel & Luxury Goods – 0.7%
Polo Ralph Lauren Corp. – Class A	180,700	13,686,218

		331,036,957

Health Care – 15.6%
Biotechnology – 6.1%
Celgene Corp.(a)	597,400	30,778,048
Gilead Sciences, Inc.(a)	2,000,350	63,731,151
Vertex Pharmaceuticals, Inc.(a)	695,000	23,171,300

		117,680,499

Health Care Equipment & Supplies – 6.3%
Alcon, Inc.	654,350	106,135,570
Covidien PLC	407,500	14,401,050

		120,536,620

Health Care Providers & Services – 1.0%
Express Scripts, Inc. – Class A(a)	458,100	19,515,060

Pharmaceuticals – 2.2%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	848,900	42,937,362

		300,669,541

Financials – 11.6%
Capital Markets – 4.2%
Blackstone Group LP	2,625,800	26,494,322
Franklin Resources, Inc.	119,000	11,484,690
Goldman Sachs Group, Inc. (The)	322,000	44,094,680

		82,073,692

Commercial Banks – 1.1%
Wells Fargo & Co.	894,600	21,067,830

Diversified Financial Services – 6.3%
CME Group, Inc. – Class A	109,875	27,257,790
JPMorgan Chase & Co.	2,575,700	93,652,452

		120,910,242

		224,051,764

Industrials – 11.4%
Aerospace & Defense – 2.2%
Goodrich Corp.	352,700	24,152,896
Honeywell International, Inc.	446,500	17,453,685

		41,606,581

Air Freight & Logistics – 1.4%
FedEx Corp.	118,200	9,225,510

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

United Parcel Service, Inc. – Class B	290,300	$18,521,140

		27,746,650

Electrical Equipment – 1.9%
Cooper Industries PLC	848,700	35,721,783

Machinery – 5.9%
Danaher Corp.	1,275,500	46,338,915
Dover Corp.	571,800	25,593,768
Illinois Tool Works, Inc.	1,022,200	42,175,972

		114,108,655

		219,183,669

Energy – 9.7%
Energy Equipment & Services – 4.5%
Cameron International Corp.(a)	427,000	15,705,060
Schlumberger Ltd.	1,336,035	71,250,746

		86,955,806

Oil, Gas & Consumable Fuels – 5.2%
EOG Resources, Inc.	230,000	19,980,100
Noble Energy, Inc.	585,500	40,856,190
Occidental Petroleum Corp.	248,700	18,174,996
Suncor Energy, Inc. (New York)	655,000	19,820,300

		98,831,586

		185,787,392

Materials – 4.4%
Chemicals – 3.1%
Dow Chemical Co. (The)	1,589,600	38,738,552
Monsanto Co.	385,637	20,303,788

		59,042,340

Metals & Mining – 1.3%
ArcelorMittal (New York)	118,550	3,429,652
Freeport-McMoRan Copper & Gold, Inc.	295,000	21,234,100

		24,663,752

		83,706,092

Consumer Staples – 3.9%
Beverages – 2.1%
PepsiCo, Inc.	644,600	41,370,428

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.	607,000	34,325,850

		75,696,278

Total Common Stocks (cost $1,816,564,929)		1,912,105,444

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $9,035,866)	9,035,866	$9,035,866

Total Investments – 99.9% (cost $1,825,600,795)		1,921,141,310
Other assets less liabilities – 0.1%		2,479,210

Net Assets – 100.0%		$1,923,620,520

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Equity: Other – 39.2%
Diversified/Specialty – 33.7%
BioMed Realty Trust, Inc.	420,445	$7,185,405
British Land Co. PLC	1,421,777	9,906,044
Canadian Real Estate Investment Trust	171,162	5,003,160
CB Richard Ellis Group, Inc. – Class A(a)	285,400	4,686,268
Cheung Kong Holdings Ltd.	659,000	8,378,452
Crown Castle International Corp.(a)	121,700	5,004,304
Dexus Property Group	6,788,000	5,033,654
Digital Realty Trust, Inc.	235,300	13,946,231
DuPont Fabros Technology, Inc.	255,922	6,323,833
GPT Group	2,705,400	7,220,507
H&R Real Estate Investment Trust	274,300	4,926,005
Jones Lang LaSalle, Inc.	77,600	5,859,576
Kerry Properties Ltd.	3,289,191	16,594,353
Lend Lease Group	2,152,275	13,310,765
Mitchells & Butlers PLC(a)	1,250,500	5,530,934
Mitsui Fudosan Co., Ltd.	2,381,000	38,637,223
Morguard Real Estate Investment Trust	442,700	5,637,798
New World Development Ltd.	7,947,157	12,817,933
Savills PLC	1,384,400	6,594,615
Sumitomo Realty & Development Co., Ltd.	809,000	15,438,848
Sun Hung Kai Properties Ltd.	3,459,600	48,788,449
Swire Pacific Ltd.	462,500	5,602,707
Telecity Group PLC(a)	1,210,225	8,926,707
Unibail-Rodamco SE	150,518	28,267,530
UOL Group Ltd.	2,322,000	6,846,709
Vornado Realty Trust	172,212	13,959,505
Weyerhaeuser Co.	91,800	1,441,260

		311,868,775

Health Care – 5.5%
Chartwell Seniors Housing Real Estate Investment Trust	873,000	6,942,411
Health Care REIT, Inc.	324,500	14,907,530
National Health Investors, Inc.	47,969	2,010,860
Nationwide Health Properties, Inc.	253,400	9,748,298
Ventas, Inc.	342,610	17,305,231

		50,914,330

		362,783,105

Residential – 20.3%
Multi-Family – 14.6%
AvalonBay Communities, Inc.	38,700	4,072,014
BRE Properties, Inc.	190,600	7,791,728
Camden Property Trust	360,500	16,496,480
Colonial Properties Trust	164,800	2,613,728
Equity Residential	369,000	16,911,270
Essex Property Trust, Inc.	99,100	10,481,807

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Home Properties, Inc.	96,000	$4,848,000
KWG Property Holding Ltd.	12,132,000	8,286,714
Mid-America Apartment Communities, Inc.	208,100	11,751,407
MRV Engenharia e Participacoes SA	592,500	4,942,420
Rossi Residencial SA	648,200	5,595,281
Shimao Property Holdings Ltd.	5,764,000	9,405,031
Stockland	3,322,460	11,695,670
Wing Tai Holdings Ltd.	7,655,000	9,171,119
Yanlord Land Group Ltd.	8,803,000	11,476,891

		135,539,560

Self Storage – 3.8%
Big Yellow Group PLC	1,068,460	4,763,236
Extra Space Storage, Inc.	549,067	8,395,234
Public Storage	229,750	22,520,095

		35,678,565

Student Housing – 0.9%
American Campus Communities, Inc.	266,300	7,933,077

Triple Net – 1.0%
Entertainment Properties Trust	207,200	8,928,248

		188,079,450

Retail – 20.1%
Regional Mall – 13.3%
BR Malls Participacoes SA	551,400	8,634,021
CapitaMall Trust	4,189,420	6,021,722
CBL & Associates Properties, Inc.	532,978	6,502,332
Macerich Co. (The)	126,548	5,241,618
Multiplan Empreendimentos Imobiliarios SA	885,605	16,791,827
Simon Property Group, Inc.	453,842	41,050,009
Taubman Centers, Inc.	87,300	3,622,077
Westfield Group	3,137,816	35,074,609

		122,938,215

Shopping Center/Other Retail – 6.8%
Eurocommercial Properties N.V.	30,200	1,158,353
Kimco Realty Corp.	806,400	12,023,424
Klepierre	563,641	17,177,912
Link REIT (The)	2,330,500	6,856,886
Primaris Retail Real Estate Investment Trust	305,799	5,514,620
RioCan Real Estate Investment Trust (New York)(b)	132,100	2,586,625
RioCan Real Estate Investment Trust (Toronto)	243,700	4,771,844
Tanger Factory Outlet Centers	171,300	7,917,486
Weingarten Realty Investors	231,496	4,671,589

		62,678,739

		185,616,954

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 9.3%
Office – 9.3%
Allied Properties Real Estate Investment Trust	386,700	$7,579,153
Boston Properties, Inc.	104,300	8,490,020
Brandywine Realty Trust	449,485	4,939,840
Brookfield Properties Corp.	506,656	7,326,246
Castellum AB	683,900	6,982,215
Douglas Emmett, Inc.	57,200	922,064
Great Portland Estates PLC	1,081,300	5,224,509
Highwoods Properties, Inc.	151,700	4,745,176
Hongkong Land Holdings Ltd.	2,688,000	14,450,306
ING Office Fund	13,448,600	7,206,989
Japan Real Estate Investment Corp.	844	7,494,055
Orix JREIT, Inc.	1,076	5,075,320
PSP Swiss Property AG(a)	80,800	5,463,014

		85,898,907

Lodging – 6.5%
Lodging – 6.5%
DiamondRock Hospitality Co.(a)	913,933	8,006,053
Great Eagle Holdings Ltd.	1,816,000	4,963,968
Hersha Hospitality Trust	942,600	4,467,924
Hyatt Hotels Corp.(a)	170,986	6,439,333
InnVest Real Estate Investment Trust	1,167,600	6,931,034
Intercontinental Hotels Group PLC	391,800	5,889,756
LaSalle Hotel Properties	76,100	1,603,427
Sunstone Hotel Investors, Inc.(a)	980,241	8,400,665
Whitbread PLC	428,600	9,139,555
Wyndham Worldwide Corp.	185,900	4,311,021

		60,152,736

Industrials – 2.7%
Industrial Warehouse Distribution – 2.4%
Ascendas Real Estate Investment Trust	6,358,000	9,744,251
First Potomac Realty Trust	306,800	4,549,844
ProLogis	738,457	8,012,258

		22,306,353

Mixed Office Industrial – 0.3%
ING Industrial Fund	5,601,800	2,276,198

		24,582,551

Total Common Stocks (cost $752,873,636)		907,113,703

WARRANTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Henderson Land Development, expiring 6/01/11(a) (cost $0)	368,400	49,728

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(c) (cost $5,548,810)	5,548,810	$5,548,810

Total Investments – 98.7% (cost $758,422,446)		912,712,241
Other assets less liabilities – 1.3%		12,330,082

Net Assets – 100.0%		$925,042,323

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/15/10	12,670	$11,130,722	$11,215,287	$84,565
Australian Dollar settling 10/15/10	4,774	4,194,007	4,225,871	31,864
Euro settling 10/15/10	3,581	4,596,393	4,537,777	(58,616)
Japanese Yen settling 10/15/10	1,931,927	21,849,187	23,006,919	1,157,732
Japanese Yen settling 10/15/10	1,218,227	13,899,244	14,507,614	608,370
New Zealand Dollar settling 10/15/10	32,654	22,895,025	22,691,603	(203,422)
Norwegian Krone settling 10/15/10	81,403	12,462,911	12,876,678	413,767
Norwegian Krone settling 10/15/10	64,771	10,126,640	10,245,757	119,117
Pound Sterling settling 10/15/10	8,707	13,045,176	13,349,578	304,402
Swedish Krona settling 10/15/10	172,462	23,136,312	23,316,574	180,262
Swedish Krona settling 10/15/10	22,049	2,935,913	2,980,988	45,075

Sale Contracts:
Australian Dollar settling 10/15/10	12,670	10,962,844	11,215,287	(252,443)
Canadian Dollar settling 10/15/10	49,001	47,438,380	45,920,283	1,518,097
Canadian Dollar settling 10/15/10	4,805	4,658,897	4,502,907	155,990
Euro settling 10/15/10	12,311	15,167,521	15,600,271	(432,750)
Japanese Yen settling 10/15/10	596,981	7,114,878	7,109,323	5,555
Pound Sterling settling 10/15/10	4,605	7,076,319	7,060,388	15,931

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

Global Real Estate Investment Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $2,586,625 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT	– Real Estate Investment Trust

See notes to financial statements.

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 22.6%
Capital Markets – 1.3%
Deutsche Bank AG	173,500	$10,788,827
Macquarie Group Ltd.	77,900	2,615,838

		13,404,665

Commercial Banks – 13.3%
Banco do Brasil SA	762,700	12,368,226
Barclays PLC	3,189,800	14,644,435
BNP Paribas	284,565	17,629,182
Danske Bank A/S(a)	272,300	6,014,529
DnB NOR ASA	248,300	2,726,467
Hana Financial Group, Inc.	176,800	4,551,719
KB Financial Group, Inc.	306,062	12,436,921
KBC Groep NV(a)	92,900	3,835,146
National Australia Bank Ltd.	770,300	15,973,080
National Bank of Canada	90,400	5,220,455
Societe Generale	213,770	10,779,980
Sumitomo Mitsui Financial Group, Inc.	382,900	11,363,287
Turkiye Garanti Bankasi AS	920,200	4,421,352
UniCredit SpA	5,615,900	13,091,044

		135,055,823

Consumer Finance – 1.3%
ORIX Corp.	169,100	12,715,307

Insurance – 4.2%
Allianz SE	181,600	18,538,852
Aviva PLC	1,304,000	7,532,589
Muenchener Rueckversicherungs AG (MunichRe)	73,000	9,302,603
Old Mutual PLC	3,571,900	6,941,556

		42,315,600

Real Estate Management & Development – 2.5%
Lend Lease Group	453,200	2,802,820
Mitsui Fudosan Co., Ltd.	728,000	11,813,481
New World Development Ltd.	3,805,224	6,137,428
Sumitomo Realty & Development Co., Ltd.	226,000	4,312,954

		25,066,683

		228,558,078

Energy – 12.3%
Oil, Gas & Consumable Fuels – 12.3%
BP PLC	3,490,800	20,146,252
ENI SpA	621,800	12,285,579
Gazprom OAO (Sponsored ADR)	443,900	9,077,755
JX Holdings, Inc.(a)	928,000	4,698,396
KazMunaiGas Exploration Production (GDR)(b)	192,600	3,397,464
LUKOIL OAO (London) (Sponsored ADR)	98,750	5,218,938

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc. (Toronto)	518,966	$9,611,833
OMV AG	201,100	6,465,186
Penn West Energy Trust	464,100	8,717,516
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,152,052	30,500,638
Suncor Energy, Inc. (Toronto)	327,548	9,924,580
Yanzhou Coal Mining Co., Ltd. – Class H	2,130,000	4,401,810

		124,445,947

Consumer Discretionary – 11.3%
Auto Components – 0.4%
NGK Spark Plug Co., Ltd.	307,000	3,582,666

Automobiles – 3.5%
Bayerische Motoren Werke AG	226,000	11,874,709
Nissan Motor Co., Ltd.(a)	2,134,900	16,272,196
Renault SA(a)	170,200	6,875,520

		35,022,425

Hotels, Restaurants & Leisure – 0.6%
Thomas Cook Group PLC	974,200	2,702,846
TUI Travel PLC	1,205,700	3,709,343

		6,412,189

Household Durables – 1.8%
Sharp Corp.	915,000	8,754,564
Sony Corp.	353,300	9,902,294

		18,656,858

Media – 2.4%
Informa PLC	1,155,300	6,770,558
Lagardere SCA	174,400	6,255,793
Vivendi SA	471,330	10,935,523

		23,961,874

Multiline Retail – 1.5%
Marks & Spencer Group PLC	2,071,600	10,945,419
PPR	31,200	4,044,550

		14,989,969

Specialty Retail – 0.8%
Esprit Holdings Ltd.	1,464,100	8,260,479

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,446,096

		114,332,556

Materials – 10.1%
Chemicals – 1.5%
Agrium, Inc.	79,400	5,528,626
Air Water, Inc.	165,000	1,835,863
Arkema SA	101,900	4,243,691
Incitec Pivot Ltd.	1,123,100	3,392,267

		15,000,447

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 8.6%
Dowa Holdings Co., Ltd.	488,000	$2,520,912
Eurasian Natural Resources Corp. PLC	435,600	5,628,899
JFE Holdings, Inc.	170,600	5,033,890
Kazakhmys PLC	282,900	4,979,277
Rio Tinto PLC	382,000	19,213,856
Tata Steel Ltd.	720,200	7,999,003
ThyssenKrupp AG	366,000	9,996,504
Vale SA (Sponsored ADR) (Local Preference Shares)	614,200	14,507,404
Xstrata PLC	1,146,500	17,891,562

		87,771,307

		102,771,754

Industrials – 10.0%
Aerospace & Defense – 1.2%
BAE Systems PLC	2,110,300	9,500,773
Rolls-Royce Group PLC(a)	295,851	2,503,188

		12,003,961

Building Products – 0.9%
Asahi Glass Co., Ltd.	980,000	9,562,036
Cie de St-Gobain	678	24,765

		9,586,801

Commercial Services & Supplies – 0.5%
Rentokil Initial PLC(a)	3,345,942	4,796,665

Construction & Engineering – 1.4%
Bouygues SA	364,900	14,731,680

Industrial Conglomerates – 1.0%
Bidvest Group Ltd.	536,453	9,894,810

Machinery – 0.6%
Vallourec SA	75,690	6,479,471

Professional Services – 0.8%
Randstad Holding NV(a)	210,693	7,814,421

Road & Rail – 0.8%
East Japan Railway Co.	61,400	3,970,866
Firstgroup PLC	700,200	3,723,507

		7,694,373

Trading Companies & Distributors – 2.8%
ITOCHU Corp.	953,000	7,769,152
Mitsubishi Corp.	548,400	11,750,794
Mitsui & Co., Ltd.	710,200	9,245,027

		28,764,973

		101,767,155

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 8.9%
Diversified Telecommunication Services – 5.4%
France Telecom SA	640,800	$13,025,348
Nippon Telegraph & Telephone Corp.	351,000	15,092,206
Telecom Corp. of New Zealand Ltd.	2,460,332	3,438,763
Telecom Italia SpA (ordinary shares)	6,603,400	8,898,000
Telecom Italia SpA (savings shares)	4,931,400	5,409,667
Telefonica SA	383,100	8,467,222

		54,331,206

Wireless Telecommunication Services – 3.5%
KDDI Corp.	1,415	6,824,061
Vodafone Group PLC	11,990,537	28,789,966

		35,614,027

		89,945,233

Health Care – 7.5%
Health Care Providers & Services – 0.1%
Celesio AG	32,180	650,143

Pharmaceuticals – 7.4%
AstraZeneca PLC	482,000	23,692,898
Bayer AG	256,500	15,645,423
Novartis AG	375,110	19,663,895
Sanofi-Aventis SA	283,319	16,218,962

		75,221,178

		75,871,321

Consumer Staples – 6.3%
Beverages – 0.5%
Asahi Breweries Ltd.	261,300	4,925,409

Food & Staples Retailing – 1.9%
Aeon Co., Ltd.	685,700	7,310,040
Casino Guichard Perrachon SA	91,600	7,399,859
Delhaize Group SA	62,855	4,201,007

		18,910,906

Tobacco – 3.9%
British American Tobacco PLC	484,000	16,399,434
Imperial Tobacco Group PLC	409,200	11,261,566
Japan Tobacco, Inc.	3,975	12,348,772

		40,009,772

		63,846,087

Information Technology – 5.3%
Computers & Peripherals – 1.1%
Toshiba Corp.(a)	2,253,000	10,589,866

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.1%
AU Optronics Corp.(a)	10,533,790	$9,052,469
Hitachi High-Technologies Corp.	150,400	2,447,695

		11,500,164

IT Services – 0.8%
Cap Gemini SA	200,800	8,465,647

Semiconductors & Semiconductor Equipment – 2.3%
Samsung Electronics Co., Ltd.	22,330	14,118,051
Samsung Electronics Co., Ltd. (Preference Shares)	11,500	5,115,656
United Microelectronics Corp.	9,291,000	3,734,074

		22,967,781

		53,523,458

Utilities – 4.0%
Electric Utilities – 3.7%
E.ON AG	572,800	16,076,909
EDF SA	208,700	8,291,698
Tokyo Electric Power Co., Inc. (The)	436,500	12,690,257

		37,058,864

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	745,000	3,472,116

		40,530,980

Total Common Stocks (cost $1,068,172,506)		995,592,569

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(c) (cost $8,376,836)	8,376,836	8,376,836

Total Investments – 99.1% (cost $1,076,549,342)		1,003,969,405
Other assets less liabilities – 0.9%		9,103,296

Net Assets – 100.0%		$1,013,072,701

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX INDEX	50	September 2010	$5,074,229	$4,764,314		$(309,915)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/15/10	16,958	$14,842,829	$14,955,716	$112,887
Australian Dollar settling 11/15/10	10,450	9,146,571	9,216,136	69,565
Japanese Yen settling 11/15/10	1,803,329	20,781,905	21,483,289	701,384
New Zealand Dollar settling 11/15/10	10,631	7,425,009	7,368,754	(56,255)
New Zealand Dollar settling 11/15/10	18,071	13,158,941	12,525,703	(633,238)
Norwegian Krone settling 11/15/10	309,042	51,788,384	48,804,125	(2,984,259)
Pound Sterling settling 11/15/10	24,133	37,288,381	36,993,458	(294,923)
Pound Sterling settling 11/15/10	18,884	29,178,046	28,947,269	(230,777)
Swedish Krona settling 11/15/10	369,664	52,146,142	49,949,267	(2,196,875)
Swiss Franc settling 11/15/10	34,066	32,417,875	33,577,216	1,159,341
Swiss Franc settling 11/15/10	19,294	18,599,853	19,017,167	417,314
Swiss Franc settling 11/15/10	11,953	11,611,054	11,781,497	170,443

Sale Contracts:
Australian Dollar settling 11/15/10	16,958	14,522,831	14,955,716	(432,885)
Canadian Dollar settling 11/15/10	38,556	37,594,703	36,110,546	1,484,157
Euro settling 11/15/10	44,493	56,260,509	56,377,783	(117,274)
Euro settling 11/15/10	84,058	111,857,662	106,511,218	5,346,444
Japanese Yen settling 11/15/10	1,157,427	13,799,428	13,788,576	10,852
Japanese Yen settling 11/15/10	1,803,329	21,500,197	21,483,289	16,908
Japanese Yen settling 11/15/10	442,467	5,227,388	5,271,166	(43,778)
New Zealand Dollar settling 11/15/10	12,235	8,543,211	8,480,548	62,663
Pound Sterling settling 11/15/10	18,884	28,771,662	28,947,269	(175,607)

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $3,397,464 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 23.9%
Capital Markets – 4.3%
Credit Suisse Group AG	367,495	$16,071,927
GP Investments Ltd.(a)	1,442,500	5,585,196
Julius Baer Group Ltd.	334,619	11,752,660
Man Group PLC	3,602,053	11,444,822

		44,854,605

Commercial Banks – 8.0%
Banco Santander Brasil SA (ADR)	409,300	5,148,994
Banco Santander SA	1,659,379	19,322,266
Bank Rakyat Indonesia	5,139,500	5,310,251
HDFC Bank Ltd.	155,300	7,069,178
Itau Unibanco Holding SA (ADR)	727,580	15,693,901
Standard Chartered PLC	1,141,742	30,490,338

		83,034,928

Diversified Financial Services – 2.4%
BM&F Bovespa SA	777,500	5,666,619
Hong Kong Exchanges and Clearing Ltd.	651,700	10,280,526
IG Group Holdings PLC	1,132,877	9,028,564

		24,975,709

Insurance – 3.3%
Admiral Group PLC	961,953	22,367,951
Prudential PLC	1,284,800	11,144,772

		33,512,723

Real Estate Management & Development – 5.5%
CapitaLand Ltd.	4,358,000	12,606,860
CapitaMalls Asia Ltd.	128,000	199,119
China Overseas Land & Investment Ltd.	4,846,000	10,389,150
Daito Trust Construction Co., Ltd.	100,800	5,788,505
Hang Lung Group Ltd.	787,800	4,752,750
Hang Lung Properties Ltd.	5,167,000	23,205,978

		56,942,362

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp.	316,000	4,214,364

		247,534,691

Consumer Staples – 17.3%
Beverages – 3.5%
Anheuser-Busch InBev NV	587,457	30,427,489
Cia de Bebidas das Americas (Preference Shares)	50,800	5,596,750

		36,024,239

Food & Staples Retailing – 4.2%
Olam International Ltd.	5,622,000	11,123,870
Tesco PLC	5,138,080	31,974,645

		43,098,515

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.9%
Chaoda Modern Agriculture Holdings Ltd.	6,644,000	$5,024,948
China Green Holdings Ltd.	5,064,000	4,796,422

		9,821,370

Household Products – 2.4%
Reckitt Benckiser Group PLC	492,686	24,556,552

Tobacco – 6.3%
British American Tobacco PLC	916,160	31,042,366
Imperial Tobacco Group PLC	546,000	15,026,430
Japan Tobacco, Inc.	6,312	19,608,918

		65,677,714

		179,178,390

Consumer Discretionary – 12.7%
Distributors – 3.5%
Li & Fung Ltd.	7,290,000	36,808,875

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	302,300	5,094,992

Hotels, Restaurants & Leisure – 0.8%
Ajisen China Holdings Ltd.	1,229,800	1,858,272
Carnival PLC	207,911	6,723,412

		8,581,684

Media – 0.8%
Jupiter Telecommunications Co., Ltd.	7,558	8,041,129

Specialty Retail – 5.0%
Fast Retailing Co., Ltd.	69,100	9,544,159
Hennes & Mauritz AB – Class B	497,850	16,223,985
Inditex SA	243,670	16,204,808
Yamada Denki Co., Ltd.	163,070	10,145,394

		52,118,346

Textiles, Apparel & Luxury Goods – 2.1%
Anta Sports Products Ltd.	2,660,000	5,497,418
Cie Financiere Richemont SA	401,300	15,519,122
Ports Design Ltd.	133,400	327,032

		21,343,572

		131,988,598

Industrials – 12.5%
Air Freight & Logistics – 0.6%
Kuehne & Nagel International AG	59,738	6,212,360

Commercial Services & Supplies – 3.9%
Aggreko PLC	390,600	8,467,953
G4S PLC	2,536,800	9,788,459
Serco Group PLC	2,420,800	21,553,711

		39,810,123

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.8%
Vestas Wind Systems A/S(a)	230,817	$8,533,698

Machinery – 1.3%
Atlas Copco AB – Class A	332,573	5,038,531
Jain Irrigation Systems Ltd.	98,990	2,606,548
Vallourec SA	68,600	5,872,529

		13,517,608

Professional Services – 4.9%
Bureau Veritas SA	94,100	5,719,590
Capita Group PLC (The)	3,142,300	33,796,104
Intertek Group PLC	217,790	5,608,643
SGS SA	4,066	5,878,944

		51,003,281

Transportation Infrastructure – 1.0%
China Merchants Holdings International Co., Ltd.	3,158,000	10,722,733

		129,799,803

Materials – 9.2%
Chemicals – 3.9%
Huabao International Holdings Ltd.	3,312,000	4,798,997
Israel Chemicals Ltd.	909,700	11,508,554
K&S AG	321,500	16,762,738
Syngenta AG	29,216	6,728,521

		39,798,810

Metals & Mining – 5.3%
Agnico-Eagle Mines Ltd.	185,600	12,058,432
ArcelorMittal (Euronext Amsterdam)	516,600	14,972,982
BHP Billiton PLC	357,860	9,979,146
Impala Platinum Holdings Ltd.	83,051	1,955,675
Vale SA (Sponsored ADR) – Class B	609,300	16,298,775

		55,265,010

		95,063,820

Health Care – 9.0%
Health Care Equipment & Supplies – 2.0%
Alcon, Inc.	131,800	21,377,960

Life Sciences Tools & Services – 1.0%
QIAGEN NV(a)	574,601	10,291,927

Pharmaceuticals – 6.0%
Aspen Pharmacare Holdings Ltd.(a)	599,104	6,817,196
Novo Nordisk A/S – Class B	107,796	9,210,071
Roche Holding AG	137,543	18,657,646
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	536,700	27,146,286

		61,831,199

		93,501,086

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 7.9%
Energy Equipment & Services – 5.2%
AMEC PLC	1,196,600	$16,759,107
Petrofac Ltd.	784,600	16,787,814
Saipem SpA	304,000	10,581,399
Technip SA	154,300	10,059,709

		54,188,029

Oil, Gas & Consumable Fuels – 2.7%
Afren PLC(a)	1,224,965	1,921,866
Petroleo Brasileiro SA (ADR)	414,600	13,826,910
Suncor Energy, Inc. (Toronto)	395,600	11,986,530

		27,735,306

		81,923,335

Information Technology – 5.8%
Communications Equipment – 1.1%
Research In Motion Ltd.(a)	257,600	11,040,736

Computers & Peripherals – 0.5%
Logitech International SA(a)	346,600	5,128,537

Electronic Equipment, Instruments & Components – 0.9%
Hirose Electric Co. Ltd.	52,500	5,076,573
Keyence Corp.	21,700	4,491,732

		9,568,305

Internet Software & Services – 1.0%
Telecity Group PLC(a)	93,857	692,296
Yahoo! Japan Corp.	27,561	9,902,832

		10,595,128

IT Services – 0.5%
Infosys Technologies Ltd.	88,540	5,099,057

Semiconductors & Semiconductor Equipment – 0.4%
ASML Holding NV	172,900	4,278,205

Software – 1.4%
Nintendo Co., Ltd.	53,800	14,914,967

		60,624,935

Total Common Stocks (cost $971,551,640)		1,019,614,658

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $16,753,612)	16,753,612	$16,753,612

Total Investments – 99.9% (cost $988,305,252)		1,036,368,270
Other assets less liabilities – 0.1%		880,884

Net Assets – 100.0%		$1,037,249,154

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	42	September 2010	$3,316,772	$3,350,459	$33,687
EURO STOXX 50	298	September 2010	9,812,707	9,875,302	62,595
Topix Index Futures	35	September 2010	3,462,388	3,335,020	(127,368)

					$(31,086)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 9/15/10	16,052	$14,014,038	$14,259,538	$245,500
Australian Dollar settling 9/15/10	52,695	46,004,843	46,810,763	805,920
Canadian Dollar settling 9/15/10	4,167	3,940,388	3,906,885	(33,503)
Canadian Dollar settling 9/15/10	2,955	2,778,405	2,770,541	(7,864)
Canadian Dollar settling 9/15/10	21,806	20,651,968	20,444,812	(207,156)
Euro settling 9/15/10	7,217	8,945,688	9,145,600	199,912
Euro settling 9/15/10	7,711	9,611,299	9,771,612	160,313
Euro settling 9/15/10	14,145	17,818,881	17,924,970	106,089
Euro settling 9/15/10	11,127	13,944,245	14,100,470	156,225
Euro settling 9/15/10	7,752	9,743,024	9,823,568	80,544
Euro settling 9/15/10	5,311	6,892,456	6,730,259	(162,197)
Euro settling 9/15/10	8,173	10,470,594	10,357,072	(113,522)
Japanese Yen settling 9/15/10	2,368,347	25,989,235	28,195,007	2,205,772

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 9/15/10	2,495,556	$27,423,994	$29,709,422	$2,285,428
Japanese Yen settling 9/15/10	6,514,303	70,322,265	77,552,327	7,230,062
Norwegian Krone settling 9/15/10	76,689	11,355,109	12,150,353	795,244
Norwegian Krone settling 9/15/10	66,704	10,463,619	10,568,363	104,744
Norwegian Krone settling 9/15/10	185,054	28,696,682	29,319,347	622,665
Pound Sterling settling 9/15/10	36,885	55,696,424	56,563,607	867,183
Pound Sterling settling 9/15/10	51,241	79,200,139	78,578,711	(621,428)
Swedish Krona settling 9/15/10	159,396	19,759,508	21,560,418	1,800,910
Swedish Krona settling 9/15/10	186,265	24,035,527	25,194,805	1,159,278
Swiss Franc settling 9/15/10	20,866	19,280,738	20,554,959	1,274,221
Swiss Franc settling 9/15/10	20,691	19,521,469	20,382,567	861,098
Swiss Franc settling 9/15/10	16,411	15,603,963	16,166,367	562,404

Sale Contracts:
Australian Dollar settling 9/15/10	16,052	13,309,034	14,259,538	(950,504)
Australian Dollar settling 9/15/10	46,084	39,868,651	40,937,986	(1,069,335)
Australian Dollar settling 9/15/10	6,611	5,559,653	5,872,777	(313,124)
Canadian Dollar settling 9/15/10	3,292	3,118,340	3,086,505	31,835
Canadian Dollar settling 9/15/10	53,238	52,208,449	49,914,743	2,293,706
Canadian Dollar settling 9/15/10	7,673	7,361,675	7,194,031	167,644
Euro settling 9/15/10	55,210	69,822,983	69,963,776	(140,793)
Japanese Yen settling 9/15/10	2,648,141	29,067,231	31,525,936	(2,458,705)
Japanese Yen settling 9/15/10	3,889,936	43,648,294	46,309,419	(2,661,125)
Japanese Yen settling 9/15/10	582,497	6,662,667	6,934,586	(271,919)
Japanese Yen settling 9/15/10	621,496	7,313,611	7,398,867	(85,256)
Pound Sterling settling 9/15/10	66,154	95,053,706	101,447,983	(6,394,277)
Pound Sterling settling 9/15/10	13,728	20,845,694	21,052,059	(206,365)
Pound Sterling settling 9/15/10	27,086	40,837,833	41,536,718	(698,885)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Pound Sterling settling 9/15/10	15,829	$24,263,483	$24,273,969	$(10,486)
Pound Sterling settling 9/15/10	4,977	7,649,798	7,632,291	17,507
Swiss Franc settling 9/15/10	58,061	50,477,731	57,195,507	(6,717,776)
Swiss Franc settling 9/15/10	22,489	20,211,743	22,153,765	(1,942,022)
Swiss Franc settling 9/15/10	9,748	8,630,979	9,602,691	(971,712)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.3%
Capital Markets – 0.6%
MF Global Holdings Ltd.(a)	442,400	$2,919,840

Commercial Banks – 7.9%
Associated Banc-Corp	357,900	4,316,274
CapitalSource, Inc.	624,000	3,151,200
City National Corp.	58,400	2,828,896
Comerica, Inc.	162,600	5,595,066
Marshall & Ilsley Corp.	730,200	4,782,810
Popular, Inc.(a)	1,515,666	3,880,105
Susquehanna Bancshares, Inc.	592,900	4,689,839
Umpqua Holdings Corp.	286,000	2,974,400
Webster Financial Corp.	241,700	3,888,953
Whitney Holding Corp.	444,900	3,305,607

		39,413,150

Insurance – 7.0%
Aspen Insurance Holdings Ltd.	238,400	6,770,560
Endurance Specialty Holdings Ltd.	142,600	5,253,384
Fidelity National Financial, Inc. – Class A	254,500	3,692,795
Platinum Underwriters Holdings Ltd.	159,100	6,397,411
Reinsurance Group of America, Inc. – Class A	131,600	5,756,184
StanCorp Financial Group, Inc.	74,700	2,661,561
Unum Group	217,300	4,356,865

		34,888,760

Real Estate Investment Trusts (REITs) – 6.0%
Brandywine Realty Trust	311,400	3,422,286
BRE Properties, Inc.	78,575	3,212,146
Camden Property Trust	142,700	6,529,952
CBL & Associates Properties, Inc.	254,900	3,109,780
DiamondRock Hospitality Co.(a)	508,900	4,457,964
Sunstone Hotel Investors, Inc.(a)	504,101	4,320,146
Tanger Factory Outlet Centers	109,900	5,079,578

		30,131,852

Real Estate Management & Development – 1.7%
CB Richard Ellis Group, Inc. – Class A(a)	268,500	4,408,770
Jones Lang LaSalle, Inc.	58,900	4,447,539

		8,856,309

Thrifts & Mortgage Finance – 3.1%
Astoria Financial Corp.	244,642	2,950,383
First Niagara Financial Group, Inc.	463,318	5,230,860
People’s United Financial, Inc.	223,800	2,846,736
Washington Federal, Inc.	311,150	4,440,110

		15,468,089

		131,678,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 16.4%
Auto Components – 3.8%
Cooper Tire & Rubber Co.	235,300	$3,809,507
Dana Holding Corp.(a)	560,400	5,749,704
Federal-Mogul Corp.(a)	340,400	5,206,418
TRW Automotive Holdings Corp.(a)	121,700	4,230,292

		18,995,921

Hotels, Restaurants & Leisure – 2.7%
Boyd Gaming Corp.(a)	371,000	2,574,740
Royal Caribbean Cruises Ltd.(a)	225,300	5,533,368
Wyndham Worldwide Corp.	239,300	5,549,367

		13,657,475

Household Durables – 2.4%
American Greetings Corp.	315,975	6,098,318
NVR, Inc.(a)	5,075	3,066,112
Pulte Group, Inc.(a)	368,600	2,959,858

		12,124,288

Leisure Equipment & Products – 0.6%
Callaway Golf Co.	439,300	2,745,625

Media – 2.9%
CBS Corp. – Class B	231,000	3,192,420
Gannett Co., Inc.	249,200	3,012,828
Interpublic Group of Cos., Inc. (The)(a)	624,800	5,329,544
Meredith Corp.	102,400	2,996,224

		14,531,016

Specialty Retail – 3.0%
AnnTaylor Stores Corp.(a)	271,900	4,168,227
Foot Locker, Inc.	241,500	2,835,210
Men’s Wearhouse, Inc. (The)	85,704	1,652,373
Office Depot, Inc.(a)	1,043,350	3,557,823
Signet Jewelers Ltd.(a)	105,324	2,784,767

		14,998,400

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	327,600	5,038,488

		82,091,213

Industrials – 10.7%
Airlines – 0.6%
Alaska Air Group, Inc.(a)	65,200	2,883,796

Building Products – 1.3%
AO Smith Corp.	59,300	3,045,055
Masco Corp.	314,800	3,302,252

		6,347,307

Electrical Equipment – 3.0%
EnerSys(a)	201,800	4,453,726
General Cable Corp.(a)	197,100	4,385,475

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thomas & Betts Corp.(a)	165,450	$6,113,377

		14,952,578

Machinery – 3.2%
Briggs & Stratton Corp.	264,900	4,807,935
Mueller Industries, Inc.	237,100	5,590,818
Terex Corp.(a)	318,600	5,801,706

		16,200,459

Professional Services – 0.6%
Kelly Services, Inc. – Class A(a)	259,841	2,712,740

Road & Rail – 1.2%
Con-way, Inc.	112,900	2,959,109
Hertz Global Holdings, Inc.(a)	381,000	3,242,310

		6,201,419

Trading Companies & Distributors – 0.8%
WESCO International, Inc.(a)	128,300	4,141,524

		53,439,823

Utilities – 9.5%
Electric Utilities – 5.4%
Northeast Utilities	225,100	6,521,147
NV Energy, Inc.	490,000	6,272,000
Pepco Holdings, Inc.	403,700	7,246,415
Portland General Electric Co.	353,725	7,067,425

		27,106,987

Gas Utilities – 1.0%
UGI Corp.	180,000	4,968,000

Multi-Utilities – 3.1%
CMS Energy Corp.	451,200	7,896,000
NiSource, Inc.	441,400	7,653,876

		15,549,876

		47,624,863

Information Technology – 8.7%
Communications Equipment – 0.9%
CommScope, Inc.(a)	238,600	4,473,750

Computers & Peripherals – 0.8%
NCR Corp.(a)	292,200	3,754,770

Electronic Equipment, Instruments & Components – 4.6%
Anixter International, Inc.(a)	126,700	5,812,996
Arrow Electronics, Inc.(a)	126,700	2,898,896
AU Optronics Corp. (Sponsored ADR)(a)	417,624	3,595,743
Avnet, Inc.(a)	121,100	2,773,190
Flextronics International Ltd.(a)	676,200	3,333,666
Insight Enterprises, Inc.(a)	349,000	4,585,860

		23,000,351

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 1.8%
Amdocs Ltd.(a)	118,400	$3,105,632
Convergys Corp.(a)	567,500	5,748,775

		8,854,407

Semiconductors & Semiconductor Equipment – 0.6%
Siliconware Precision Industries Co. (Sponsored ADR)	336,100	1,502,367
Teradyne, Inc.(a)	185,500	1,665,790

		3,168,157

		43,251,435

Energy – 8.1%
Energy Equipment & Services – 3.7%
Helix Energy Solutions Group, Inc.(a)	458,500	4,172,350
Helmerich & Payne, Inc.	118,500	4,389,240
Oil States International, Inc.(a)	81,900	3,376,737
Rowan Cos., Inc.(a)	253,300	6,512,343

		18,450,670

Oil, Gas & Consumable Fuels – 4.4%
Forest Oil Corp.(a)	205,200	5,359,824
Southern Union Co.	281,600	6,336,000
Swift Energy Co.(a)	125,300	3,376,835
Teekay Corp.	174,300	4,237,233
Whiting Petroleum Corp.(a)	34,100	2,893,044

		22,202,936

		40,653,606

Materials – 8.0%
Chemicals – 5.1%
Arch Chemicals, Inc.	158,900	4,881,408
Cytec Industries, Inc.	108,300	5,136,669
Huntsman Corp.	518,900	4,727,179
PolyOne Corp.(a)	513,800	5,009,550
Rockwood Holdings, Inc.(a)	221,600	5,728,360

		25,483,166

Metals & Mining – 2.9%
Commercial Metals Co.	436,500	5,687,595
Reliance Steel & Aluminum Co.	141,300	5,263,425
Steel Dynamics, Inc.	267,500	3,664,750

		14,615,770

		40,098,936

Health Care – 5.9%
Health Care Equipment & Supplies – 1.8%
Kinetic Concepts, Inc.(a)	152,000	4,851,840
Teleflex, Inc.	88,600	4,258,116

		9,109,956

Health Care Providers & Services – 3.4%
AMERIGROUP Corp.(a)	127,800	4,715,820

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Community Health Systems, Inc.(a)	165,600	$4,317,192
LifePoint Hospitals, Inc.(a)	171,178	5,207,235
Molina Healthcare, Inc.(a)	108,025	2,739,514

		16,979,761

Pharmaceuticals – 0.7%
Par Pharmaceutical Cos., Inc.(a)	127,600	3,364,812

		29,454,529

Consumer Staples – 4.9%
Beverages – 1.3%
Constellation Brands, Inc. – Class A(a)	381,094	6,349,026

Food & Staples Retailing – 0.4%
Supervalu, Inc.	223,900	2,176,308

Food Products – 2.6%
Bunge Ltd.	74,400	3,943,200
Smithfield Foods, Inc.(a)	369,900	5,966,487
Tyson Foods, Inc. – Class A	194,400	3,184,272

		13,093,959

Tobacco – 0.6%
Universal Corp.	81,400	2,902,724

		24,522,017

Total Common Stocks (cost $484,062,558)		492,814,422

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $6,704,525)	6,704,525	6,704,525

Total Investments – 99.8% (cost $490,767,083)		499,518,947
Other assets less liabilities – 0.2%		1,006,106

Net Assets – 100.0%		$500,525,053

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Information Technology – 24.6%
Communications Equipment – 5.6%
ADTRAN, Inc.	233,100	$7,326,333
Aruba Networks, Inc.(a)	445,000	8,174,650
F5 Networks, Inc.(a)	80,700	7,055,601
Riverbed Technology, Inc.(a)	174,330	6,687,299

		29,243,883

Computers & Peripherals – 1.4%
Netezza Corp.(a)	382,100	7,435,666

IT Services – 3.0%
Alliance Data Systems Corp.(a)	123,000	6,911,370
VeriFone Systems, Inc.(a)	356,400	8,617,752

		15,529,122

Semiconductors & Semiconductor Equipment – 5.7%
Atheros Communications, Inc.(a)	187,590	4,625,969
Fairchild Semiconductor International, Inc.(a)	502,700	3,885,871
Hittite Microwave Corp.(a)	96,300	4,097,565
Netlogic Microsystems, Inc.(a)	141,800	3,424,470
ON Semiconductor Corp.(a)	563,300	3,481,194
Skyworks Solutions, Inc.(a)	274,800	4,907,928
Teradyne, Inc.(a)	577,900	5,189,542

		29,612,539

Software – 8.9%
Concur Technologies, Inc.(a)	126,600	5,921,082
Fortinet, Inc.(a)	317,890	6,481,777
Informatica Corp.(a)	256,610	8,252,578
MICROS Systems, Inc.(a)	73,200	2,788,920
Red Hat, Inc.(a)	225,100	7,777,205
SuccessFactors, Inc.(a)	301,600	6,363,760
TIBCO Software, Inc.(a)	600,400	8,699,796

		46,285,118

		128,106,328

Industrials – 21.8%
Aerospace & Defense – 1.3%
Hexcel Corp.(a)	409,900	6,992,894

Air Freight & Logistics – 2.1%
Atlas Air Worldwide Holdings, Inc.(a)	98,540	4,270,724
Expeditors International of Washington, Inc.	169,600	6,714,464

		10,985,188

Building Products – 1.0%
Simpson Manufacturing Co., Inc.	227,800	5,020,712

Electrical Equipment – 3.2%
AMETEK, Inc.	187,600	8,064,924

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Baldor Electric Co.	239,500	$8,401,660

		16,466,584

Machinery – 7.6%
Actuant Corp. – Class A	336,200	6,663,484
Bucyrus International, Inc. – Class A	131,500	7,559,935
IDEX Corp.	195,175	5,814,263
Joy Global, Inc.	136,555	7,748,131
Lincoln Electric Holdings, Inc.	143,800	7,128,166
Valmont Industries, Inc.	68,600	4,598,258

		39,512,237

Marine – 1.0%
Kirby Corp.(a)	142,500	5,248,275

Professional Services – 2.4%
Manpower, Inc.	134,800	5,729,000
Robert Half International, Inc.	303,600	6,551,688

		12,280,688

Road & Rail – 2.1%
Genesee & Wyoming, Inc. – Class A(a)	148,700	5,771,047
Knight Transportation, Inc.	277,200	5,222,448

		10,993,495

Trading Companies & Distributors – 1.1%
MSC Industrial Direct Co. – Class A	131,100	5,843,127

		113,343,200

Consumer Discretionary – 20.6%
Distributors – 1.4%
LKQ Corp.(a)	403,600	7,506,960

Diversified Consumer Services – 0.9%
Strayer Education, Inc.	32,700	4,734,306

Hotels, Restaurants & Leisure – 5.7%
Chipotle Mexican Grill, Inc. – Class A(a)	51,300	7,737,579
Orient-Express Hotels Ltd. – Class A(a)	764,400	6,604,416
Panera Bread Co. – Class A(a)	87,700	7,010,738
Wyndham Worldwide Corp.	358,500	8,313,615

		29,666,348

Household Durables – 1.4%
Tempur-Pedic International, Inc.(a)	269,500	7,222,600

Internet & Catalog Retail – 1.3%
NetFlix, Inc.(a)	51,900	6,514,488

Media – 2.9%
Lamar Advertising Co. – Class A(a)	244,100	6,397,861
National CineMedia, Inc.	547,200	8,695,008

		15,092,869

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.7%
Dollar Tree, Inc.(a)	197,600	$8,957,208

Specialty Retail – 5.3%
CarMax, Inc.(a)	377,400	7,521,582
Dick’s Sporting Goods, Inc.(a)	307,300	7,519,631
J Crew Group, Inc.(a)	178,400	5,439,416
Ulta Salon Cosmetics & Fragrance, Inc.(a)	320,400	7,257,060

		27,737,689

		107,432,468

Health Care – 17.2%
Biotechnology – 4.7%
Alexion Pharmaceuticals, Inc.(a)	106,600	6,019,702
Dendreon Corp.(a)	68,500	2,455,040
Human Genome Sciences, Inc.(a)	170,300	4,954,027
Ironwood Pharmaceuticals, Inc.(a)	194,800	1,805,796
Regeneron Pharmaceuticals, Inc.(a)	115,900	2,547,482
Seattle Genetics, Inc.(a)	106,400	1,218,280
United Therapeutics Corp.(a)	116,900	5,403,118

		24,403,445

Health Care Equipment & Supplies – 4.1%
Align Technology, Inc.(a)	376,100	6,027,002
Edwards Lifesciences Corp.(a)	4,500	259,065
NuVasive, Inc.(a)	139,400	4,091,390
ResMed, Inc.(a)	198,200	5,973,748
Sirona Dental Systems, Inc.(a)	154,600	4,872,992

		21,224,197

Health Care Providers & Services – 5.5%
Centene Corp.(a)	299,800	6,061,956
Emergency Medical Services Corp.(a)	148,400	7,130,620
Healthspring, Inc.(a)	22,292	462,782
HMS Holdings Corp.(a)	144,300	7,529,574
Magellan Health Services, Inc.(a)	170,600	7,473,986

		28,658,918

Health Care Technology – 1.5%
SXC Health Solutions Corp.(a)	103,500	8,052,300

Life Sciences Tools & Services – 0.7%
Illumina, Inc.(a)	89,330	3,831,364

Pharmaceuticals – 0.7%
Salix Pharmaceuticals Ltd.(a)	93,100	3,524,766

		89,694,990

Financials – 6.2%
Capital Markets – 4.5%
Affiliated Managers Group, Inc.(a)	79,150	5,082,221
Greenhill & Co., Inc.	93,020	6,551,399

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	198,800	$6,214,488
Stifel Financial Corp.(a)	125,500	5,431,640

		23,279,748

Commercial Banks – 0.8%
Iberiabank Corp.	84,500	4,119,375

Thrifts & Mortgage Finance – 0.9%
People’s United Financial, Inc.	367,500	4,674,600

		32,073,723

Energy – 4.6%
Energy Equipment & Services – 2.3%
FMC Technologies, Inc.(a)	113,400	7,013,790
Oceaneering International, Inc.(a)	102,800	5,141,028

		12,154,818

Oil, Gas & Consumable Fuels – 2.3%
Concho Resources, Inc.(a)	92,200	5,386,324
Range Resources Corp.	78,700	2,660,847
SM Energy Co.	94,570	3,592,714

		11,639,885

		23,794,703

Materials – 2.3%
Chemicals – 1.2%
Solutia, Inc.(a)	481,600	6,520,864

Metals & Mining – 1.1%
Molycorp, Inc.(a)	334,200	5,597,850

		12,118,714

Consumer Staples – 1.8%
Food Products – 1.8%
Green Mountain Coffee Roasters, Inc.(a)	301,450	9,290,689

Total Common Stocks (cost $445,746,608)		515,854,815

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $7,891,306)	7,891,306	7,891,306

Total Investments – 100.6% (cost $453,637,914)		523,746,121
Other assets less liabilities – (0.6)%		(3,153,009)

Net Assets – 100.0%		$520,593,112

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 44.1%
United States – 44.1%
U.S. Treasury Notes 0.75%, 11/30/11-5/31/12	$167,410	$168,223,155
1.375%, 11/15/12	153,061	155,835,231
1.75%, 11/15/11-8/15/12	175,822	179,515,201
2.375%, 8/31/14	19,760	20,786,591
2.50%, 4/30/15	12,000	12,687,192

Total Governments - Treasuries (cost $530,959,351)		537,047,370

MORTGAGE PASS-THRU’S – 15.9%
Agency Fixed Rate 30-Year – 10.0%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	2,125	2,287,031
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	33,187	36,235,308
Series 2008
6.00%, 5/01/38-8/01/38	43,443	46,845,081
6.50%, 12/01/28-7/01/35	21,148	23,294,123
Government National Mortgage Association Series 2008 6.50%, 9/15/38	11,545	12,692,351

		121,353,894

Agency ARMs – 5.4%
Federal Home Loan Mortgage Corp. Series 2005 2.808%, 5/01/35(a)	4,192	4,416,425
Series 2007 5.919%, 11/01/36(b)	3,928	4,140,070
6.069%, 1/01/37(b)	3,219	3,406,874
Federal National Mortgage Association Series 2003 4.775%, 12/01/33(a)	1,111	1,166,664
Series 2005 2.57%, 2/01/35(b)	6,403	6,678,553
3.359%, 10/01/35(a)	3,209	3,383,304
5.344%, 1/01/36(a)	2,165	2,272,532
Series 2006 2.825%, 1/01/36(a)	10,124	10,566,700
5.509%, 5/01/36(b)	5,390	5,660,103
5.685%, 7/01/36(a)	4,077	4,274,950
5.707%, 11/01/36(b)	4,610	4,886,527

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007 3.034%, 11/01/35(b)	$5,781	$6,100,227
5.412%, 2/01/37(b)	4,299	4,528,073
6.312%, 1/01/37(b)	1,889	1,988,666
Series 2009 4.66%, 7/01/38(a)	2,850	2,998,486

		66,468,154

Agency Fixed Rate 15-Year – 0.5%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	20	20,903
Series 2001 6.00%, 11/01/16	107	115,980
Series 2002 6.00%, 12/01/17	68	73,498
Series 2005 6.00%, 6/01/17-6/01/20	200	216,107
Series 2006 6.00%, 5/01/21-1/01/22	3,750	4,060,778
Series 2007 6.00%, 2/01/22	1,018	1,101,280

		5,588,546

Total Mortgage Pass-Thru’s (cost $186,361,881)		193,410,594

CORPORATES - INVESTMENT GRADES – 12.1%
Industrial – 9.7%
Capital Goods – 1.0%
General Dynamics Corp. 1.80%, 7/15/11	5,637	5,704,864
John Deere Capital Corp. 5.25%, 10/01/12	2,735	2,962,662
Raytheon Co. 5.50%, 11/15/12	3,156	3,456,050

		12,123,576

Communications - Telecommunications – 0.9%
AT&T, Inc. 4.95%, 1/15/13	2,875	3,132,347
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	5,160	5,756,289
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,404,845

		11,293,481

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.8%
American Honda Finance Corp. 2.375%, 3/18/13(c)	$6,114	$6,245,714
Toyota Motor Credit Corp. 1.375%, 8/12/13	3,065	3,073,420

		9,319,134

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13	3,624	4,034,338

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,895,833

Consumer Cyclical - Retailers – 0.6%
Costco Wholesale Corp. 5.30%, 3/15/12	2,740	2,933,329
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,834,488

		6,767,817

Consumer Non-Cyclical – 3.1%
Abbott Laboratories 5.15%, 11/30/12	2,717	2,979,343
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,780,297
Baxter FinCo BV 4.75%, 10/15/10	3,432	3,449,534
Baxter International, Inc. 1.80%, 3/15/13	2,021	2,062,291
Bottling Group LLC 5.00%, 11/15/13	3,599	4,028,307
Campbell Soup Co. 6.75%, 2/15/11	3,460	3,562,745
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13	2,844	3,124,393
Merck & Co., Inc. 5.30%, 12/01/13	2,810	3,169,056
PepsiCo, Inc. 4.65%, 2/15/13	2,802	3,054,115
Pfizer, Inc. 4.45%, 3/15/12	6,003	6,331,790
Procter & Gamble Co. (The) 1.375%, 8/01/12	3,132	3,171,422

		37,713,293

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 0.9%
Apache Corp. 5.25%, 4/15/13	$2,890	$3,154,785
Chevron Corp. 3.95%, 3/03/14	3,665	3,998,317
ConocoPhillips 4.75%, 2/01/14	3,650	4,046,780

		11,199,882

Technology – 1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	1,866	1,907,304
Dell, Inc. 3.375%, 6/15/12	2,134	2,213,229
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,463,043
International Business Machines Corp. 2.10%, 5/06/13	6,055	6,244,292
Microsoft Corp. 2.95%, 6/01/14	3,045	3,245,763
Oracle Corp. 4.95%, 4/15/13	2,885	3,183,551

		18,257,182

Transportation - Services – 0.3%
United Parcel Service, Inc. 3.875%, 4/01/14	3,095	3,370,186

		117,974,722

Financial Institutions – 2.2%
Banking – 1.3%
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14	1,785	1,951,885
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,183,041
State Street Corp. 4.30%, 5/30/14	3,015	3,310,545
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,695,575

		16,141,046

Insurance – 0.6%
Metropolitan Life Global Funding I 2.875%, 9/17/12(c)	7,700	7,903,426

Other Finance – 0.3%
ORIX Corp. 5.48%, 11/22/11	3,130	3,261,439

		27,305,911

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
Southern Co. 4.15%, 5/15/14	$2,001	$2,169,220

Total Corporates - Investment Grades (cost $142,079,217)		147,449,853

ASSET-BACKED SECURITIES – 12.0%
Autos - Fixed Rate – 4.2%
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)	8,610	9,013,236
Series 2009-3A, Class A4 2.67%, 12/15/16(c)	12,380	12,892,053
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	6,418	6,541,950
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	3,420	3,473,162
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16	7,560	7,830,773
Nissan Auto Lease Trust Series 2009-B, Class A4 2.65%, 1/15/15	10,555	10,784,949

		50,536,123

Credit Cards - Floating Rate – 3.7%
Chase Issuance Trust Series 2007-A1, Class A1 0.296%, 3/15/13(b)	4,825	4,823,166
Series 2009-A2, Class A2 1.826%, 4/15/14(b)	13,000	13,285,684
Discover Card Master Trust Series 2009-A1, Class A1 1.576%, 12/15/14(b)+	14,835	15,080,318
Series 2009-A2, Class A 1.576%, 2/17/15(b)	1,320	1,343,337
Series 2010-A1, Class A1 0.926%, 9/15/15(b)	7,206	7,247,239
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.336%, 6/15/15(b)	3,130	3,111,628

		44,891,372

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 1.2%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.976%, 7/15/15(b)(c)+	$14,000	$14,370,602
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47(b)(d)	1,865	9,325

		14,379,927

Autos - Floating Rate – 1.1%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.336%, 4/20/13(b)	4,360	4,356,400
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(b)(c)+	9,249	9,360,954

		13,717,354

Home Equity Loans - Floating Rate – 0.8%
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.164%, 5/25/37(b)(e)	1,200	16,097
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FF4, Class A2 0.554%, 6/25/34(b)	28	21,513
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.546%, 1/20/36(b)	1,233	993,998
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.464%, 6/25/37(b)(c)	3,492	1,419,242
Lehman XS Trust Series 2005-2, Class 1M1 0.764%, 8/25/35(b)(e)	5,000	107,436
Series 2006-1, Class 1M1 0.714%, 2/25/36(b)(e)	4,000	63,202
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.384%, 4/25/37(b)	155	154,592
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.394%, 4/25/37(b)	2,130	1,541,215
Novastar Home Equity Loan Series 2007-2, Class M1 0.564%, 9/25/37(b)(e)	4,935	139,438

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.364%, 7/25/36(b)	$2,193	$1,565,562
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(c)	618	608,838
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.394%, 7/25/37(b)	4,185	2,543,173
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.714%, 6/25/36(b)	2,000	869,546

		10,043,852

Home Equity Loans - Fixed Rate – 0.6%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,543	2,333,130
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	1,308	1,170,235
Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,719,483
Series 2005-CB4, Class AF2 4.751%, 8/25/35	430	428,451
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	197	195,547
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	2,347	325,591
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(f)	35	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(g)	8,954	1,410,275

		7,582,712

Other ABS - Fixed Rate – 0.4%
Dunkin Securitization Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,588,000

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	$3,389	$3,432,494

		5,020,494

Total Asset-Backed Securities (cost $170,100,514)		146,171,834

CMOs – 7.2%
Agency Floating Rate – 6.1%
Fannie Mae REMICs Series 2003-52, Class FV 1.264%, 5/25/31(b)	734	735,761
Series 2005-17, Class FA 0.564%, 3/25/35(b)	21,424	21,362,822
Series 2005-38, Class F 0.564%, 5/25/35(b)	15,657	15,608,639
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.544%, 10/25/33(b)	216	188,211
Freddie Mac REMICs Series 2976, Class DF 0.576%, 10/15/34(b)	19,967	19,917,634
Series 3001, Class HN 0.576%, 5/15/35(b)	15,735	15,685,923
Series R008, Class FK 0.676%, 7/15/23(b)	790	781,436

		74,280,426

Non-Agency Floating Rate – 0.8%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.734%, 2/25/36(b)(e)	3,843	34,510
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.236%, 11/25/46(b)	1,963	889,336
Homebanc Mortgage Trust Series 2005-4, Class A2 0.594%, 10/25/35(b)	2,977	1,752,974
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.82%, 2/25/42(b)(c)	3,207	3,094,228
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.466%, 7/20/36(b)	2,901	2,318,981
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.494%, 5/25/35(b)	131	105,077

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Short Duration Bond Portfolio —Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.597%, 10/19/34(b)	$647	$550,794
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.326%, 5/25/46(b)	1,176	480,694
Series 2006-AR9, Class 1AB2 0.484%, 8/25/46(b)	2,870	840,886

		10,067,480

Agency Fixed Rate – 0.2%
Fannie Mae REMICs Series 2005-86, Class WH 5.00%, 11/25/25	619	617,727
Series 2006-50, Class PA 5.00%, 4/25/27	1,965	1,990,217

		2,607,944

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	898	881,467

Total CMOs (cost $96,981,040)		87,837,317

AGENCIES – 5.5%
Agency Debentures – 5.5%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	8,760	8,977,993
Citibank NA – FDIC Insured 1.875%, 5/07/12	18,659	19,048,208
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12	13,670	14,293,516
JPMorgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,918,769
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,154,410
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,736,530

Total Agencies (cost $65,178,313)		67,129,426

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
Non-Agency Floating Rate CMBS – 1.6%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.586%, 3/15/22(b)(c)	$2,500	$2,197,546
Commercial Mortgage Pass Through Certificates Series 2005-F10A, Class A1 0.376%, 4/15/17(b)(c)	30	29,667
Series 2005-FL11, Class D 0.616%, 11/15/17(b)(c)	1,096	1,001,229
Series 2007-FL14, Class C 0.576%, 6/15/22(b)(c)	3,871	2,864,888
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.746%, 10/15/21(b)(c)	4,900	4,323,914
Series 2007-TFLA, Class A2 0.396%, 2/15/22(b)(c)	8,000	6,471,671
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.672%, 9/15/21(b)(c)	2,600	973,814
Series 2007-WHL8, Class E 0.676%, 6/15/20(b)(c)	2,725	1,326,807

		19,189,536

Non-Agency Fixed Rate CMBS – 0.5%
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	60	59,650
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,968,768

		6,028,418

Total Commercial Mortgage-Backed Securities (cost $31,702,034)		25,217,954

	Shares
SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(h)	26,878,720	26,878,720

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Certificates of Deposit – 1.1%
Royal Bank of Canada NY 2.25%, 3/15/13	$12,810	$13,146,941

Total Short-Term Investments (cost $39,682,765)		40,025,661

Total Investments – 102.2% (cost $1,263,045,115)		1,244,290,009
Other assets less liabilities – (2.2)%		(26,278,988)

Net Assets – 100.0%		$1,218,011,021

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,328	December 2010	$291,009,621	$291,018,751	$9,130
U.S. T-Note 5 Yr Futures	189	December 2010	22,703,021	22,740,539	37,518

Sold Contracts
U.S. T-Note 10 Yr Futures	176	December 2010	$21,968,051	$22,110,000	(141,949)

					$(95,301)

(a)	Variable rate coupon, rate shown as of August 31, 2010.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $87,291,651 or 7.2% of net assets.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$0	0.00%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47	5/25/07	1,822,742	9,325	0.00%

(e)	Illiquid security.

(f)	Fair valued.

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

(g)	IO – Interest Only

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $34,913,457.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the fund’s total exposure to subprime investments was 2.23% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CDO	– Collateralized Debt Obligations
CMBS	– Commercial Mortgage-Backed Securities
CMOs	– Collateralized Mortgage Obligations
FDIC	– Federal Deposit Insurance Corporation
REMICs	– Real Estate Mortgage Investment Conduits

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 32.0%
Industrial – 14.2%
Basic – 2.3%
Anglo American Capital PLC 9.375%, 4/08/19(a)	$1,901	$2,534,789
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	2,110	2,204,279
ArcelorMittal 6.125%, 6/01/18	3,570	3,787,549
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	3,132	3,768,209
Dow Chemical Co. (The) 7.375%, 11/01/29	200	229,550
8.55%, 5/15/19	4,115	5,158,091
Eastman Chemical Co. 5.50%, 11/15/19	686	760,054
International Paper Co. 5.30%, 4/01/15	2,625	2,834,714
7.50%, 8/15/21	797	950,024
Packaging Corp. of America 5.75%, 8/01/13	1,329	1,441,110
PPG Industries, Inc. 5.75%, 3/15/13	3,190	3,500,537
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	3,260	3,858,608

		31,027,514

Capital Goods – 0.6%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	299	323,382
Lafarge SA 6.15%, 7/15/11	2,204	2,269,924
Republic Services, Inc. 5.25%, 11/15/21	1,213	1,347,687
5.50%, 9/15/19	1,768	1,984,617
Tyco International Finance SA 8.50%, 1/15/19	1,265	1,689,877

		7,615,487

Communications - Media – 2.0%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	3,710	4,228,855
CBS Corp. 5.75%, 4/15/20	905	1,005,154
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,746	3,859,415

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Comcast Corp. 5.50%, 3/15/11	$2,767	$2,836,291
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14	1,200	1,296,241
News America Holdings, Inc. 9.25%, 2/01/13	670	785,058
News America, Inc. 6.55%, 3/15/33	1,383	1,575,219
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,345	1,768,921
RR Donnelley & Sons Co. 4.95%, 4/01/14	710	734,118
Time Warner Cable, Inc. 7.50%, 4/01/14	1,325	1,559,257
Time Warner Entertainment Co. LP 8.375%, 3/15/23	2,680	3,506,212
WPP Finance UK 5.875%, 6/15/14	376	415,207
8.00%, 9/15/14	2,616	3,077,698

		26,647,646

Communications - Telecommunications – 2.3%
America Movil SAB de CV 5.00%, 3/30/20	2,987	3,255,089
American Tower Corp. 5.05%, 9/01/20	2,750	2,773,488
AT&T Corp. 8.00%, 11/15/31(b)	295	404,322
British Telecommunications PLC 9.375%, 12/15/10(b)	3,066	3,134,307
Embarq Corp. 7.082%, 6/01/16	3,780	4,120,941
Qwest Corp. 7.50%, 10/01/14	3,270	3,641,963
8.875%, 3/15/12(b)	660	726,000
Telecom Italia Capital SA 6.175%, 6/18/14	2,510	2,751,833
6.375%, 11/15/33	375	372,263
7.175%, 6/18/19	1,450	1,670,993
United States Cellular Corp. 6.70%, 12/15/33	4,720	5,047,653
Vodafone Group PLC 5.50%, 6/15/11	3,015	3,124,547

		31,023,399

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.6%
Daimler Finance North America LLC 5.75%, 9/08/11	$1,105	$1,156,422
7.30%, 1/15/12	1,178	1,267,827
7.75%, 1/18/11	437	448,120
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	2,465	2,594,326
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)	2,530	2,687,596

		8,154,291

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21	1,460	1,532,177
7.625%, 4/15/31	2,810	3,502,440
Viacom, Inc. 5.625%, 9/15/19	2,895	3,336,635

		8,371,252

Consumer Cyclical - Other – 0.7%
Marriott International, Inc. Series J 5.625%, 2/15/13	4,120	4,403,007
MDC Holdings, Inc. 5.50%, 5/15/13	4,540	4,693,379

		9,096,386

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	1,460	1,751,999

Consumer Non-Cyclical – 1.9%
Ahold Finance USA LLC 6.875%, 5/01/29	3,105	3,797,213
Altria Group, Inc. 9.70%, 11/10/18	1,675	2,215,621
Baxter FinCo BV 4.75%, 10/15/10	2,678	2,691,682
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,711	1,800,414
5.875%, 5/15/13	2,720	2,918,848
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	3,480	3,814,741
ConAgra Foods, Inc. 7.875%, 9/15/10	68	68,155
Delhaize Group SA 5.875%, 2/01/14	775	874,948
Diageo Capital PLC 7.375%, 1/15/14	2,340	2,766,519

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fortune Brands, Inc. 4.875%, 12/01/13	$2,016	$2,171,041
Kroger Co. (The) 6.80%, 12/15/18	2,175	2,659,057
Safeway, Inc. 6.50%, 3/01/11	453	464,846

		26,243,085

Energy – 1.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	3,050	3,020,711
6.45%, 9/15/36	877	760,645
Baker Hughes, Inc. 6.50%, 11/15/13	1,300	1,493,094
BP Capital Markets PLC 4.75%, 3/10/19	505	495,442
Canadian Natural Resources Ltd. 5.15%, 2/01/13	1,220	1,320,297
Hess Corp. 7.875%, 10/01/29	1,793	2,319,846
Marathon Oil Corp. 7.50%, 2/15/19	995	1,264,533
Nabors Industries, Inc. 9.25%, 1/15/19	2,995	3,856,308
Noble Energy, Inc. 8.25%, 3/01/19	2,858	3,699,170
Noble Holding International Ltd. 4.90%, 8/01/20	251	268,287
Valero Energy Corp. 6.125%, 2/01/20	1,635	1,783,806
Weatherford International Ltd. 5.15%, 3/15/13	1,600	1,713,158
9.625%, 3/01/19	1,540	2,020,545

		24,015,842

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)	3,341	3,516,402

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20	505	536,082
Computer Sciences Corp. 5.50%, 3/15/13	2,290	2,494,644
Dell, Inc. 5.625%, 4/15/14	1,645	1,863,724
Motorola, Inc. 6.50%, 9/01/25	1,800	1,992,127

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

7.50%, 5/15/25	$290	$345,024
7.625%, 11/15/10	146	148,137
Xerox Corp. 8.25%, 5/15/14	310	371,496

		7,751,234

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	1,695	1,830,846
5.75%, 12/15/16	1,115	1,223,068

		3,053,914

Transportation - Services – 0.3%
Con-way, Inc. 6.70%, 5/01/34	2,269	2,205,867
Ryder System, Inc. 5.85%, 11/01/16	930	1,040,300
7.20%, 9/01/15	908	1,067,978

		4,314,145

		192,582,596

Financial Institutions – 14.2%
Banking – 7.1%
American Express Co. 7.25%, 5/20/14	1,900	2,209,880
8.125%, 5/20/19	2,785	3,583,574
Bank of America Corp. 4.875%, 1/15/13	4,230	4,450,607
5.625%, 7/01/20	1,710	1,761,676
7.625%, 6/01/19	1,700	1,989,779
Series L 5.65%, 5/01/18	1,400	1,455,143
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11	170	177,218
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,950	1,986,563
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	5,410	5,816,913
Citigroup, Inc. 5.50%, 4/11/13	2,900	3,079,029
6.50%, 8/19/13	2,770	3,029,471
8.50%, 5/22/19	2,750	3,362,639
Compass Bank 5.50%, 4/01/20	4,989	4,959,989
Deutsche Bank AG 5.00%, 10/12/10	2,730	2,743,806
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	2,700	2,908,505
7.50%, 2/15/19	2,855	3,329,407

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 4.40%, 7/22/20	$3,955	$4,009,049
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)	3,820	3,924,133
M&I Marshall & Ilsley Bank 5.00%, 1/17/17	3,700	3,508,314
Macquarie Group Ltd. 4.875%, 8/10/17(a)	3,420	3,461,430
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	1,607	1,702,242
Morgan Stanley 5.45%, 1/09/17	1,615	1,695,695
5.50%, 7/24/20	2,100	2,115,693
6.60%, 4/01/12	960	1,030,118
National Australia Bank Ltd. 3.75%, 3/02/15(a)	3,175	3,344,069
National City Bank/Cleveland OH 6.25%, 3/15/11	4,245	4,357,633
Nationwide Building Society 6.25%, 2/25/20(a)	3,415	3,780,542
SouthTrust Corp. 5.80%, 6/15/14	3,315	3,622,801
Standard Chartered PLC 6.409%, 1/30/17(a)	4,800	4,360,248
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,913	2,151,578
Union Bank NA 5.95%, 5/11/16	1,005	1,086,694
Wachovia Corp. 5.50%, 5/01/13	4,155	4,561,338

		95,555,776

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21	1,330	1,412,500

Finance – 0.9%
General Electric Capital Corp. 4.80%, 5/01/13	2,795	3,015,394
Series A 4.375%, 11/21/11	2,713	2,830,866
HSBC Finance Corp. 7.00%, 5/15/12	2,095	2,262,148
SLM Corp. Series A 5.375%, 1/15/13-5/15/14	4,650	4,348,272

		12,456,680

Insurance – 4.3%
Aetna, Inc. 6.00%, 6/15/16	1,010	1,171,081

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Aflac, Inc. 3.45%, 8/15/15	$555	$570,625
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	1,820	2,051,164
Assurant, Inc. 5.625%, 2/15/14	1,028	1,096,704
CIGNA Corp. 5.125%, 6/15/20	1,155	1,248,982
Coventry Health Care, Inc. 5.95%, 3/15/17	665	665,480
6.125%, 1/15/15	260	270,399
6.30%, 8/15/14	2,060	2,196,821
Genworth Financial, Inc. 6.515%, 5/22/18	4,100	4,102,054
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	1,605	1,941,395
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	685	696,485
5.50%, 3/30/20	3,221	3,241,618
Humana, Inc. 6.30%, 8/01/18	1,514	1,648,551
6.45%, 6/01/16	285	315,633
7.20%, 6/15/18	610	698,779
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	2,683	2,814,014
Lincoln National Corp. 8.75%, 7/01/19	791	1,009,988
Markel Corp. 7.125%, 9/30/19	1,685	1,933,103
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,510	2,144,482
MetLife, Inc. 4.75%, 2/08/21	1,460	1,526,586
7.717%, 2/15/19	1,159	1,453,052
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,585	3,140,087
Principal Financial Group, Inc. 7.875%, 5/15/14	2,220	2,626,766
Prudential Financial, Inc. 5.15%, 1/15/13	2,545	2,721,519
6.20%, 1/15/15	265	297,923
Series D 7.375%, 6/15/19	200	243,276
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	3,065	3,373,042
UnitedHealth Group, Inc. 5.25%, 3/15/11	4,300	4,395,967

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

WellPoint, Inc. 4.35%, 8/15/20	$2,865	$2,951,322
5.875%, 6/15/17	270	311,239
7.00%, 2/15/19	655	798,380
XL Capital Ltd. 5.25%, 9/15/14	4,520	4,801,022

		58,457,539

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15	3,328	3,414,265

REITS – 1.5%
ERP Operating LP 5.25%, 9/15/14	4,570	5,046,601
HCP, Inc. 6.00%, 1/30/17	4,630	4,923,241
Health Care REIT, Inc. 6.20%, 6/01/16	3,980	4,416,335
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	2,373	2,468,406
Simon Property Group LP 4.375%, 3/01/21	3,575	3,612,377

		20,466,960

		191,763,720

Utility – 2.3%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	3,175	3,281,902
FirstEnergy Corp. Series B 6.45%, 11/15/11	58	60,912
Series C 7.375%, 11/15/31	2,291	2,537,949
FPL Group Capital, Inc. 5.625%, 9/01/11	2,855	2,987,229
Nisource Finance Corp. 6.80%, 1/15/19	3,445	4,059,202
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,447	1,552,650
Teco Finance, Inc. 4.00%, 3/15/16	745	779,194
5.15%, 3/15/20	915	999,305
Union Electric Co. 6.70%, 2/01/19	315	383,293

		16,641,636

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Natural Gas – 0.9%
Energy Transfer Partners LP 6.70%, 7/01/18	$972	$1,100,971
7.50%, 7/01/38	3,329	3,879,181
EQT Corp. 8.125%, 6/01/19	1,707	2,097,406
Williams Partners LP 5.25%, 3/15/20	4,178	4,509,771

		11,587,329

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18	2,785	3,207,579

		31,436,544

Non Corporate Sectors – 1.3%
Agencies - Not Government Guaranteed – 1.3%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(a)	7,890	8,264,775
Petrobras International Finance Co. 5.75%, 1/20/20	5,100	5,466,573
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)	3,055	3,772,925

		17,504,273

Total Corporates - Investment Grades (cost $396,839,710)		433,287,133

GOVERNMENTS - TREASURIES – 20.6%
United States – 20.6%
U.S. Treasury Bonds 4.50%, 2/15/36	22,695	26,780,100
4.625%, 2/15/40	8,000	9,597,504
U.S. Treasury Notes 0.75%, 5/31/12	21,000	21,107,520
0.875%, 2/28/11	6,220	6,240,408
2.125%, 5/31/15	8,635	8,978,414
2.25%, 1/31/15	33,584	35,123,710
2.375%, 8/31/14	31,515	33,152,299
2.50%, 3/31/15	63,975	67,633,730
3.375%, 11/15/19	15,870	17,140,838
3.625%, 2/15/20	10,105	11,121,027
3.75%, 11/15/18	37,815	42,340,666

Total Governments - Treasuries (cost $261,521,224)		279,216,216

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 18.5%
Agency Fixed Rate 30-Year – 17.4%
Federal Home Loan Mortgage Corp. Gold 6.50%, TBA	$4,610	$5,009,775
Series 2005 4.50%, 8/01/35-10/01/35	2,769	2,924,768
Series 2006 4.50%, 1/01/36-5/01/36	151	158,747
Series 2007 5.50%, 7/01/35	3,879	4,189,946
Series 2008 6.50%, 5/01/35	3,975	4,405,211
Federal National Mortgage Association 5.50%, 1/01/35-9/01/40	31,459	33,691,703
6.00%, 5/01/31-2/01/39	44,865	48,387,805
Series 2003 5.00%, 11/01/33	11,737	12,582,790
5.50%, 4/01/33-7/01/33	13,708	14,814,808
Series 2004 5.50%, 4/01/34-11/01/34	10,703	11,551,456
Series 2005 4.50%, 8/01/35-10/01/35	18,765	19,836,537
5.50%, 2/01/35	2,610	2,821,075
6.00%, 4/01/35	8,303	9,119,035
Series 2006 5.00%, 1/01/36-2/01/36	14,095	15,049,672
Series 2007 4.50%, 9/01/35-8/01/37	11,502	12,209,080
5.50%, 8/01/37	19,196	20,745,611
Series 2008 6.00%, 3/01/37	16,318	17,686,935

		235,184,954

Agency ARMs – 1.1%
Federal Home Loan Mortgage Corp. Series 2007 5.996%, 2/01/37(c)	2,179	2,295,254
Series 2009 3.481%, 4/01/36(d)	5,214	5,479,384
Federal National Mortgage Association Series 2003 4.775%, 12/01/33(d)	1,542	1,618,916
Series 2006 5.396%, 2/01/36(d)	1,666	1,747,543
6.089%, 3/01/36(d)	1,159	1,199,196

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007 4.66%, 3/01/34(d)	$3,117	$3,250,712

		15,591,005

Total Mortgage Pass-Thru’s (cost $237,673,885)		250,775,959

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.9%
Non-Agency Fixed Rate CMBS – 8.8%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class A4 5.451%, 1/15/49	6,845	7,130,620
Series 2007-4, Class A4 5.843%, 2/10/51	6,835	7,289,131
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50	6,455	6,849,215
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, 12/10/49	8,585	9,160,462
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	3,065	3,157,081
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	6,475	6,718,052
Series 2006-C5, Class A3 5.311%, 12/15/39	4,500	4,637,059
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49	1,470	1,520,811
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.006%, 6/15/49	855	875,510
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.437%, 6/15/29	6,015	6,344,276
Series 2006-C6, Class A4 5.372%, 9/15/39	8,090	8,723,313
Series 2007-C1, Class A4 5.424%, 2/15/40	8,825	9,262,334
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.103%, 6/12/46	3,075	3,406,005
Series 2006-3, Class A4 5.414%, 7/12/46	6,885	7,287,446

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44	$8,155	$7,852,081
Series 2007-IQ13, Class A4 5.364%, 3/15/44	4,035	4,135,521
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	8,565	9,306,198
Series 2006-C28, Class A4 5.572%, 10/15/48	7,235	7,535,645
Series 2007-C32, Class A3 5.933%, 6/15/49	6,885	6,857,791

		118,048,551

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.735%, 3/06/20(a)(c)	1,855	1,651,388

Total Commercial Mortgage-Backed Securities (cost $113,821,109)		119,699,939

CMOs – 2.9%
Agency Floating Rate – 2.0%
Fannie Mae REMICs Series 2004-92, Class FD 0.614%, 5/25/34(c)	4,161	4,152,219
Series 2005-21, Class FM 0.614%, 3/25/35(c)	5,126	5,118,441
Series 2005-72, Class AF 0.564%, 8/25/35(c)	3,753	3,742,813
Series 2005-99, Class AF 0.614%, 12/25/35(c)	3,655	3,648,959
Series 2006-42, Class JF 0.774%, 6/25/36(c)	3,030	3,033,659
Freddie Mac REMICs Series 2920, Class F 0.576%, 1/15/35(c)	3,764	3,743,091
Series 3001, Class HN 0.576%, 5/15/35(c)	3,916	3,903,276

		27,342,458

Non-Agency Fixed Rate – 0.5%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 4.84%, 2/25/36	2,884	1,786,425
Series 2006-3, Class 22A1 5.399%, 5/25/36	1,301	618,111
Series 2007-1, Class 21A1 5.423%, 1/25/47	1,957	1,098,809

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.113%, 5/25/35	$2,519	$2,242,688
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.605%, 5/25/36	1,667	870,646

		6,616,679

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.386%, 12/25/35(c)	1,190	655,768
Series 2006-OA14, Class 3A1 1.236%, 11/25/46(c)	4,445	2,014,031
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.794%, 2/25/35(c)(e)	2,909	90,853

		2,760,652

Non-Agency ARMs – 0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 5.50%, 3/25/36(c)	3,256	2,240,716

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.599%, 5/28/35	392	297,255

Total CMOs (cost $49,634,151)		39,257,760

AGENCIES – 2.3%
Agency Debentures – 2.3%
Federal National Mortgage Association 6.25%, 5/15/29	12,375	16,357,077
6.625%, 11/15/30	10,490	14,587,740

Total Agencies (cost $27,484,397)		30,944,817

GOVERNMENTS - SOVEREIGN BONDS – 1.9%
Brazil – 0.5%
Republic of Brazil 8.25%, 1/20/34	4,730	6,763,900

Croatia – 0.3%
Republic of Croatia 6.75%, 11/05/19(a)	3,365	3,759,826

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lithuania – 0.1%
Republic of Lithuania 6.75%, 1/15/15(a)	$1,130	$1,224,637

Peru – 0.5%
Republic of Peru 8.75%, 11/21/33	4,292	6,373,620

Poland – 0.2%
Republic of Poland 3.875%, 7/16/15	2,894	2,980,820
6.375%, 7/15/19	460	539,580

		3,520,400

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,419	4,059,730

Total Governments - Sovereign Bonds (cost $21,864,345)		25,702,113

ASSET-BACKED SECURITIES – 1.8%
Credit Cards - Floating Rate – 0.8%
Discover Card Master Trust Series 2009-A1, Class A1 1.576%, 12/15/14(c)+	11,000	11,181,900

Autos - Floating Rate – 0.7%
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(a)(c)+	9,249	9,360,954

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.534%, 5/25/37(c)(e)	3,715	167,944
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.526%, 1/20/35(c)	831	719,499
Lehman XS Trust Series 2005-4, Class 1M1 0.764%, 10/25/35(c)(e)	4,029	34,843
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.384%, 4/25/37(c)	142	141,091
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.494%, 2/25/37(c)(e)	1,785	17,554

		1,080,931

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
Dunkin Securitization Series 2006-1, Class A2 5.779%, 6/20/31(a)	$1,000	$992,500

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.454%, 12/25/32	584	520,609
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	517	444,795

		965,404

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47(c)(e)(f)	2,220	11,100
SLM Student Loan Trust Series 2003-C, Class A1 0.637%, 9/15/16(c)	27	26,508

		37,608

Total Asset-Backed Securities (cost $35,030,222)		23,619,297

CORPORATES - NON-INVESTMENT GRADES – 1.6%
Industrial – 1.3%
Basic – 0.1%
Westvaco Corp. 8.20%, 1/15/30	670	745,506

Capital Goods – 0.4%
Masco Corp. 4.80%, 6/15/15	4,795	4,629,021

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	4,535	4,628,194

Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16	2,345	2,506,078

Technology – 0.3%
Xerox Capital Trust I 8.00%, 2/01/27	4,410	4,497,345

		17,006,144

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.3%
Banking – 0.3%
RBS Capital Trust III 5.512%, 9/30/14	$562	$330,175
Regions Financial Corp. 6.375%, 5/15/12	975	989,087
Union Planters Corp. 7.75%, 3/01/11	2,817	2,852,306

		4,171,568

Finance – 0.0%
International Lease Finance Corp. 5.65%, 6/01/14	524	486,010

		4,657,578

Total Corporates - Non-Investment Grades (cost $21,531,197)		21,663,722

GOVERNMENTS - SOVEREIGN AGENCIES – 1.6%
Germany – 0.2%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	2,695	3,131,013

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10	1,335	1,336,840

United Kingdom – 1.3%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)	10,450	10,525,679
2.625%, 5/11/12(a)	6,000	6,151,116

		16,676,795

Total Governments - Sovereign Agencies (cost $20,547,285)		21,144,648

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $13,261,178)	12,814	13,585,850

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)	1,990	2,129,300

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	$3,390	$3,811,845

Russia – 0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	5,677	6,415,010

Total Quasi-Sovereigns (cost $10,788,857)		12,356,155

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	1,970	2,265,994
International Bank for Reconstruction & Development 9.25%, 7/15/17	2,340	3,369,055

Total Supranationals (cost $4,993,032)		5,635,049

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
California – 0.3%
State of California 7.625%, 3/01/40 (cost $3,379,590)	3,310	3,782,734

SHORT-TERM INVESTMENTS – 8.5%
Investment Companies – 8.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(g) (cost $115,478,509)	115,478,509	115,478,509

Total Investments – 103.2% (cost $1,333,848,691)		1,396,149,901
Other assets less liabilities – (3.2)%		(42,727,156)

Net Assets – 100.0%		$1,353,422,745

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $115,564,728 or 8.5% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2010.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

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Intermediate Duration Bond Portfolio—Portfolio of Investments

(d)	Variable rate coupon, rate shown as of August 31, 2010.

(e)	Illiquid security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47	5/25/07	$2,169,698	$11,100	0.00%

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $20,542,854.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the fund’s total exposure to subprime investments was 1.01% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligations

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

Intermediate Duration Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES – 100.0%
United States – 100.0%
U.S. Treasury Inflation Index 1.375%, 1/15/20 (TIPS)(a)	U.S.	$ 36,937	$38,547,677
1.625%, 1/15/15 (TIPS)(a)		106,260	112,536,194
1.625%, 1/15/18 (TIPS)		54,328	58,147,502
1.875%, 7/15/13-7/15/19 (TIPS)		93,781	99,842,421
1.875%, 7/15/15 (TIPS)(a)		41,413	44,579,907
2.00%, 7/15/14 (TIPS)(a)		72,250	77,550,185
2.00%, 1/15/16-1/15/26 (TIPS)		29,882	32,556,171
2.125%, 1/15/19 (TIPS)(a)		32,945	36,558,159
2.375%, 1/15/17 (TIPS)		60,993	67,992,844
2.375%, 1/15/25 (TIPS)(a)		6,314	7,237,663
3.00%, 7/15/12 (TIPS)(a)		43,000	45,590,360
3.375%, 1/15/12 (TIPS)(a)		44,266	46,368,440

Total Inflation-Linked Securities (cost $625,573,538)			667,507,523

CORPORATES - INVESTMENT GRADES – 17.7%
Industrial – 9.0%
Basic – 1.8%
Alcoa, Inc. 5.375%, 1/15/13		1,580	1,679,485
ArcelorMittal 6.125%, 6/01/18		1,570	1,665,673
Dow Chemical Co. (The) 8.55%, 5/15/19		1,370	1,717,274
Eastman Chemical Co. 5.50%, 11/15/19		1,615	1,789,339
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15		1,525	1,631,750
International Paper Co. 9.375%, 5/15/19		1,315	1,702,629
Xstrata Canada Financial Corp. 5.875%, 5/27/11	EUR	1,215	1,582,452

			11,768,602

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14		1,100	1,571,847
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,860,985

			3,432,832

Communications - Media – 0.5%
RR Donnelley & Sons Co. 4.95%, 4/01/14		1,650	1,706,049

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Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Time Warner Cable, Inc. 7.50%, 4/01/14	U.S.$	1,435	$1,688,705

			3,394,754

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20		1,355	1,366,573
Deutsche Telekom International Finance BV 7.125%, 9/26/12	GBP	1,355	2,280,316
Embarq Corp. 7.082%, 6/01/16	U.S.$	1,510	1,646,196
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,599,091
United States Cellular Corp. 6.70%, 12/15/33	U.S.$	1,715	1,834,052

			8,726,228

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		1,640	1,726,043

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,742,587

Consumer Cyclical - Other – 0.2%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,624,130

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.60%, 3/15/19	U.S.$	1,485	1,781,998

Consumer Non-Cyclical – 1.3%
Altria Group, Inc. 9.25%, 8/06/19		1,365	1,788,869
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,694,136
Delhaize Group SA 5.875%, 2/01/14		1,515	1,710,382
Fortune Brands, Inc. 5.125%, 1/15/11		1,615	1,639,026
Reynolds American, Inc. 7.625%, 6/01/16		1,480	1,736,561

			8,568,974

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Energy – 1.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	1,500	$1,485,596
Hess Corp. 8.125%, 2/15/19		1,355	1,765,997
Nabors Industries, Inc. 9.25%, 1/15/19		1,330	1,712,484
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,773,220
Noble Holding International Ltd. 4.90%, 8/01/20		124	132,540
Valero Energy Corp. 6.875%, 4/15/12		1,525	1,642,274
Weatherford International Ltd. 5.15%, 3/15/13		1,560	1,670,329
Williams Cos., Inc. (The) 7.875%, 9/01/21		1,410	1,712,372

			11,894,812

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	264,326
Motorola, Inc. 7.50%, 5/15/25		1,540	1,832,196
Xerox Corp. 8.25%, 5/15/14		1,425	1,707,683

			3,804,205

Transportation - Railroads – 0.3%
CSX Corp. 7.375%, 2/01/19		1,445	1,825,775

			60,290,940

Financial Institutions – 6.6%
Banking – 3.0%
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,603,913
Barclays Bank PLC 5.45%, 9/12/12	U.S.$	1,535	1,655,883
BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	1,548,634
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,683,347
Citigroup, Inc. 5.50%, 4/11/13		1,565	1,661,614
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,565	1,685,856
Macquarie Group Ltd. 7.625%, 8/13/19(b)		1,470	1,719,008

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Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Morgan Stanley 5.50%, 7/24/20	U.S.$	1,670	$1,682,480
Santander International Debt SA 5.125%, 4/11/11	EUR	1,200	1,546,974
Standard Chartered Bank 5.875%, 9/26/17(b)		1,150	1,652,924
UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	1,610	1,775,435
Wachovia Corp. 5.50%, 5/01/13		1,535	1,685,115

			19,901,183

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		654	694,568

Insurance – 3.5%
Aetna, Inc. 6.75%, 12/15/37		1,550	1,864,788
Allstate Corp. (The) 6.125%, 5/15/37		1,725	1,565,438
CIGNA Corp. 5.125%, 6/15/20		583	630,439
Genworth Financial, Inc. 6.515%, 5/22/18		1,675	1,675,839
Humana, Inc. 7.20%, 6/15/18		1,520	1,741,219
Lincoln National Corp. 8.75%, 7/01/19		1,350	1,723,746
Markel Corp. 7.125%, 9/30/19		543	622,952
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,697,822
Metropolitan Life Global Funding I 5.125%, 4/10/13(b)		1,545	1,682,950
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		1,410	1,712,775
Principal Financial Group, Inc. 7.875%, 5/15/14		1,445	1,709,765
Prudential Financial, Inc. Series D 7.375%, 6/15/19		1,425	1,733,344
Swiss Re Capital I LP 6.854%, 5/25/16(b)		1,815	1,572,933
UnitedHealth Group, Inc. 5.25%, 3/15/11		1,600	1,635,709
XL Capital Ltd. 5.25%, 9/15/14		1,590	1,688,855

			23,258,574

			43,854,325

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Utility – 2.1%
Electric – 0.8%
Nisource Finance Corp. 6.15%, 3/01/13	U.S.$	1,530	$1,679,036
Ohio Power Co. Series F 5.50%, 2/15/13		350	380,837
PPL Energy Supply LLC 6.50%, 5/01/18		1,550	1,772,744
Teco Finance, Inc. 4.00%, 3/15/16		1,680	1,757,108

			5,589,725

Natural Gas – 1.3%
DCP Midstream LLC 9.75%, 3/15/19(b)		1,290	1,713,613
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		1,525	1,703,731
EQT Corp. 8.125%, 6/01/19		1,385	1,701,762
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,771,636
Williams Partners LP 3.80%, 2/15/15		1,660	1,736,704

			8,627,446

			14,217,171

Total Corporates - Investment Grades (cost $116,229,011)			118,362,436

GOVERNMENTS - SOVEREIGN AGENCIES – 7.4%
Australia – 0.4%
Suncorp-Metway Ltd. 2.026%, 7/16/12(b)(c)		2,600	2,665,965

Netherlands – 2.0%
NIBC Bank NV 3.125%, 2/17/12	EUR	5,050	6,589,651
SNS Bank NV 2.875%, 1/30/12		5,090	6,612,285

			13,201,936

United Kingdom – 1.4%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	2,308,437
Skipton Building Society 2.00%, 4/05/12		1,485	2,306,620

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Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

West Bromwich Building Society 2.00%, 4/05/12	GBP	1,490	$2,323,084
Yorkshire Building Society 2.00%, 3/30/12		1,490	2,323,201

			9,261,342

United States – 3.6%
Goldman Sachs Group, Inc. (The) FDIC Insured 3.50%, 12/08/11	EUR	18,510	24,181,926

Total Governments - Sovereign Agencies (cost $49,998,950)			49,311,169

COMMERCIAL MORTGAGE - BACKED SECURITIES – 5.6%
Non-Agency Fixed Rate CMBS – 5.6%
Banc of America Commercial Mortgage, Inc. Series 2007-4, Class A4 5.843%, 2/10/51	U.S.$	3,275	3,492,598
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, 12/10/49		3,445	3,675,922
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,450,643
Series 2007-C9, Class A4 6.01%, 12/10/49		4,250	4,599,964
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,455	3,618,715
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		3,925	4,265,975
Series 2007-C1, Class A4 5.716%, 2/15/51		3,375	3,513,922
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.08%, 6/15/38		3,220	3,525,587
Series 2007-C1, Class A4 5.424%, 2/15/40		3,335	3,500,270
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,455,848

Total Commercial Mortgage-Backed Securities (cost $35,191,832)			37,099,444

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS - TREASURIES –2.7%
United States – 2.7%
U.S. Treasury Notes 2.50%, 4/30/15(a) (cost $17,229,700)	U.S.$	16,905	$17,873,082

SUPRANATIONALS – 2.0%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	5,675	3,273,776
European Investment Bank 0.596%, 3/05/12(c)	U.S.$	3,500	3,518,407
Inter-American Development Bank 0.737%, 3/16/11(c)		6,610	6,621,296

Total Supranationals (cost $13,299,980)			13,413,479

ASSET - BACKED SECURITIES – 1.0%
Credit Cards - Floating Rate – 0.5%
American Express Credit Account Master Trust Series 2007-8, Class A 0.576%, 5/15/15(c)		3,676	3,682,752

Autos - Fixed Rate – 0.5%
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,258,932

Total Asset - Backed Securities (cost $6,892,737)			6,941,684

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Russia – 0.7%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(b) (cost $4,975,122)		4,365	4,932,450

CORPORATES - NON-INVESTMENT GRADES – 0.4%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16		1,485	1,587,005

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Financial Institutions – 0.2%
Finance – 0.2%
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	760	$977,557

Total Corporates - Non-Investment Grades (cost $2,627,911)			2,564,562

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Poland – 0.1%
Republic of Poland 3.875%, 7/16/15 (cost $774,746)	U.S.	$ 777	800,310

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $662,361)		590	703,575

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(d) (cost $4,138,117)		4,138,117	4,138,117

Total Investments – 138.3% (cost $877,594,005)			923,647,831
Other assets less liabilities – (38.3)%			(255,883,916)

Net Assets – 100.0%			$667,763,915

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

Bond Inflation Protection Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
German Euro Schatz Futures	206	September 2010	$28,566,142	$28,664,990	$98,848

Sold Contracts
Japan Government Bonds 10 Yr Futures	8	September 2010	13,383,106	13,616,474	(233,368)

					$(134,520)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/26/10	8,072	$7,086,375	$7,135,905	$49,530
Brazilian Real settling 9/02/10	5,928	3,371,057	3,375,376	4,319
Brazilian Real settling 9/02/10	5,928	3,375,857	3,375,376	(481)
Canadian Dollar settling 9/22/10	6,897	6,600,846	6,465,555	(135,291)
Euro settling 10/08/10(1)	5,184	6,598,548	6,569,479	(29,069)
Malaysian Ringgit settling 9/27/10	10,754	3,428,114	3,421,151	(6,963)
Norwegian Krone settling 9/02/10	353	54,747	55,903	1,156
Norwegian Krone settling 9/02/10	26,690	4,257,685	4,231,527	(26,158)
Norwegian Krone settling 11/04/10	16,546	2,621,914	2,614,512	(7,402)
South Korean Won settling 9/30/10	16,545,519	13,795,405	13,780,468	(14,937)
Swedish Krona settling 10/20/10	31,907	4,320,795	4,313,350	(7,445)

Sale Contracts:
Brazilian Real settling 9/02/10	5,928	3,375,857	3,375,376	481
Brazilian Real settling 9/02/10	5,928	3,366,845	3,375,376	(8,531)
Brazillian Real settling 10/04/10	5,928	3,348,965	3,354,271	(5,306)
Canadian Dollar settling 9/22/10	6,891	6,638,511	6,459,693	178,818
Euro settling 10/28/10	46,316	58,695,573	58,689,509	6,064
Japanese Yen settling 9/16/10	1,437,797	16,277,926	17,117,045	(839,119)
Norwegian Krone settling 9/02/10	10,496	1,719,837	1,664,123	55,714

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Pound Sterling settling 9/27/10	7,571	$11,548,085	$11,608,611	$(60,526)
South Korean Won settling 9/30/10	1,410,111	1,181,987	1,174,456	7,531
Swiss Franc settling 10/08/10(1)	6,758	6,598,548	6,658,894	(60,346)
Swiss Franc settling 10/08/10	4,248	4,063,762	4,185,988	(122,226)

(1)	Represents a cross-currency purchase of Euro and a sale of Swiss Franc.

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Bank of America: CDX - NAHYS14V1 - 5 Year Index, 6/20/15*	5.00%	611.62%	$19,880	$(633,779)	$(115,366)	$(749,140)
Bank of America: CDX - NAIGS14V1 - 5 Year Index, 6/20/15*	1.00	114.75	66,270	(311,138)	(413,190)	(724,328)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2010
Bank of America	0.21%	12/31/10	$24,643,818
Bank of America	0.22%	9/13/10	6,994,022
Bank of America	0.24%	9/02/10	40,375,304
Bank of America	0.24%	9/23/10	25,257,597
Bank of America	0.24%	12/31/10	8,873,577
Bank of America	0.36%	12/31/10	25,042,012
Barclays Bank	0.15%	12/31/10	17,583,398
Barclays Bank	0.24%	9/13/10	20,680,276
Barclays Bank	0.24%	12/31/10	6,715,616
Jefferies Group, Inc.	0.25%	9/30/10	39,729,783
Paribas	0.25%	9/30/10	42,358,823

			$258,254,226

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

Bond Inflation Protection Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $228,815,850.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $20,356,218 or 3.0% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL	– Brazilian Real
EUR	– Euro
GBP	– Pound Sterling

Glossary:

CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
OJSC	– Open Joint Stock Company
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.5%
Industrial – 54.9%
Basic – 7.4%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	318	$320,385
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		1,050	918,750
Appleton Papers, Inc. 10.50%, 6/15/15(a)		435	403,463
Arch Western Finance LLC 6.75%, 7/01/13		696	699,480
Boise Paper Holdings LLC / Boise Finance Co. 9.00%, 11/01/17		267	281,018
Consol Energy, Inc. 8.25%, 4/01/20(a)		525	557,156
Domtar Corp. 7.125%, 8/15/15		626	666,690
Drummond Co., Inc. 7.375%, 2/15/16		530	530,663
Evraz Group SA 8.25%, 11/10/15(a)		394	406,805
8.875%, 4/24/13(a)		200	208,500
9.50%, 4/24/18(a)		1,220	1,358,775
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	627,725
8.25%, 5/01/16(a)		375	410,625
8.875%, 5/15/31		1,330	1,476,300
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.876%, 11/15/14(b)		525	431,813
8.875%, 2/01/18		486	449,550
9.75%, 11/15/14		525	515,813
Huntsman International LLC 5.50%, 6/30/16		400	376,500
7.875%, 11/15/14		1,330	1,339,975
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		1,725	1,367,062
Kerling PLC 10.625%, 1/28/17(a)	EUR	885	1,141,154
Kronos International, Inc. 6.50%, 4/15/13		825	940,933
LBI Escrow Corp. 8.00%, 11/01/17(a)	U.S.$	490	526,138
Lyondell Chemical Co. 11.00%, 5/01/18		715	776,669

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

MacDermid, Inc. 9.50%, 4/15/17(a)	U.S.$	675	$684,281
Momentive Performance Materials, Inc. 10.125%, 12/01/14(c)		1,032	982,956
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		950	945,250
NewMarket Corp. 7.125%, 12/15/16		615	608,850
NewPage Corp. 10.00%, 5/01/12		1,647	547,627
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		761	509,870
Nova Chemicals Corp. 8.625%, 11/01/19		501	516,030
Novelis, Inc. 7.25%, 2/15/15		2,190	2,195,475
Peabody Energy Corp. 5.875%, 4/15/16		900	906,750
7.375%, 11/01/16		545	594,050
Rhodia SA 3.585%, 10/15/13(a)(b)	EUR	980	1,204,648
Solutia, Inc. 7.875%, 3/15/20	U.S.$	268	280,060
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		1,438	1,553,040
Steel Dynamics, Inc. 7.75%, 4/15/16		2,230	2,296,900
United States Steel Corp. 7.00%, 2/01/18		1,825	1,834,125
7.375%, 4/01/20		370	374,625
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		900	720,000
Weyerhaeuser Co. 7.375%, 3/15/32		2,485	2,522,471

			36,008,950

Capital Goods – 4.3%
Alion Science and Technology Corp. 10.25%, 2/01/15		620	471,975
AMH Holdings, Inc. 11.25%, 3/01/14		1,135	1,150,606
Berry Plastics Corp. 8.875%, 9/15/14		1,260	1,200,150
Bombardier, Inc. 7.50%, 3/15/18(a)		624	664,560
8.00%, 11/15/14(a)		1,120	1,170,400

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Building Materials Corp. of America 7.00%, 2/15/20(a)	U.S.$	689	$685,555
7.50%, 3/15/20(a)		499	492,763
CNH America LLC 7.25%, 1/15/16		935	965,388
Goodman Global Group, Inc. Zero Coupon, 12/15/14		1,047	664,845
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	834	1,025,180
L-3 Communications Corp. 5.875%, 1/15/15	U.S.$	1,248	1,271,400
Masco Corp. 6.125%, 10/03/16		920	924,496
7.125%, 3/15/20		1,500	1,520,101
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,421,752
Nordenia Holdings GMBH 9.75%, 7/15/17(a)	EUR	517	681,375
Owens-Brockway Glass Container, Inc. 6.75%, 12/01/14	U.S.$	2,530	2,605,900
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,191,800
Pregis Corp. 5.835%, 4/15/13(b)	EUR	500	579,767
RBS Global, Inc./Rexnord LLC 11.75%, 8/01/16	U.S.$	365	390,550
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.75%, 10/15/16(a)		118	118,885
RSC Equipment Rental Inc/RSC Holdings III LLC 10.25%, 11/15/19		500	520,000
Terex Corp. 8.00%, 11/15/17		786	750,630
United Rentals North America, Inc. 7.75%, 11/15/13		825	827,063

			21,295,141

Communications - Media – 6.8%
Allbritton Communications Co. 8.00%, 5/15/18		1,410	1,388,850
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,868,125
CCH II LLC / CCH II Capital Corp. 13.50%, 11/30/16		1,000	1,185,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18(a)	U.S.$	664	$687,240
8.125%, 4/30/20(a)		219	230,498
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	650	799,001
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(a)	U.S.$	800	842,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		4,809	2,969,557
5.75%, 1/15/13		716	576,380
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17		175	183,138
Columbus International, Inc. 11.50%, 11/20/14(a)		1,128	1,240,800
CSC Holdings LLC 6.75%, 4/15/12		73	76,103
7.625%, 7/15/18		535	569,775
7.875%, 2/15/18		640	688,000
Dex One Corp. 12.00%, 1/29/17		338	247,774
DISH DBS Corp. 6.625%, 10/01/14		970	991,825
7.125%, 2/01/16		650	664,625
Intelsat Corp. 9.25%, 6/15/16		1,650	1,749,000
Intelsat Jackson Holdings SA 11.25%, 6/15/16		612	658,665
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,785,375
11.50%, 2/04/17(c)		847	872,079
Lamar Media Corp. 6.625%, 8/15/15		1,440	1,440,000
Liberty Media LLC 5.70%, 5/15/13		545	557,944
LIN Television Corp. 6.50%, 5/15/13		725	715,937
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(d)		630	624,487
Quebecor Media, Inc. 7.75%, 3/15/16		2,455	2,504,100
Rainbow National Services LLC 8.75%, 9/01/12(a)		1,224	1,225,530

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

10.375%, 9/01/14(a)	U.S.$	473	$490,738
Sinclair Television Group, Inc. 9.25%, 11/01/17(a)		160	164,800
Truvo Subsidiary Corp. 8.375%, 12/01/14(e)(f)		982	35,352
Umbrella Acquisition, Inc. 9.75%, 3/15/15(a)(c)		2,004	1,803,176
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,560,000
WMG Holdings Corp. 9.50%, 12/15/14		2,096	1,991,200

			33,387,074

Communications - Telecommunications – 4.3%
Cincinnati Bell, Inc. 8.75%, 3/15/18		1,250	1,193,750
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(a)		750	751,875
Cricket Communications, Inc. 7.75%, 5/15/16		800	826,000
9.375%, 11/01/14		1,335	1,351,687
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,037,500
Digicel Group Ltd. 10.50%, 4/15/18(a)		1,083	1,161,518
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(e)		1,966	152,372
Frontier Communications Corp. 6.25%, 1/15/13		1,351	1,398,285
9.00%, 8/15/31		545	554,538
Level 3 Financing, Inc. 8.75%, 2/15/17		1,685	1,428,037
9.25%, 11/01/14		1,200	1,057,500
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,558	1,635,900
Qwest Communications International, Inc. 7.50%, 2/15/14		350	356,563
Sprint Capital Corp. 6.875%, 11/15/28		1,315	1,098,025
8.75%, 3/15/32		1,180	1,137,225
Sprint Nextel Corp. 6.00%, 12/01/16		1,000	933,750
tw telecom holdings, Inc 8.00%, 3/01/18		1,039	1,080,560

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Windstream Corp. 7.875%, 11/01/17	U.S.$	675	$685,125
8.125%, 9/01/18(a)		1,900	1,933,250
8.625%, 8/01/16		1,070	1,104,775

			20,878,235

Consumer Cyclical - Automotive – 3.9%
Affinia Group, Inc. 9.00%, 11/30/14		495	507,375
Allison Transmission, Inc. 11.00%, 11/01/15(a)		560	602,000
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18(a)		625	639,062
Ford Motor Credit Co. LLC 3.277%, 1/13/12(b)		2,785	2,729,300
7.00%, 10/01/13		4,474	4,671,268
8.00%, 12/15/16		2,665	2,894,017
Goodyear Tire & Rubber Co. (The) 8.625%, 12/01/11		550	574,750
9.00%, 7/01/15		2,007	2,102,332
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(f)		1,436	552,860
Lear Corp. 7.875%, 3/15/18		150	155,250
8.125%, 3/15/20		250	259,375
Navistar International Corp. 8.25%, 11/01/21		1,010	1,057,975
Tenneco, Inc. 8.625%, 11/15/14		1,475	1,511,875
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		829	791,695

			19,049,134

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 11.00%, 2/01/16		520	549,900
Greektown Holdings LLC 10.75%, 12/01/13(e)(g)		525	30,188
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		600	580,500
8.75%, 5/15/20		625	603,125
Regal Entertainment Group 9.125%, 8/15/18		770	789,250

			2,552,963

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Other – 5.6%
Beazer Homes USA, Inc. 12.00%, 10/15/17	U.S.$	425	$478,656
Boyd Gaming Corp. 7.125%, 2/01/16		900	756,000
7.75%, 12/15/12		512	515,200
Broder Brothers Co. 12.00%, 10/15/13(c)(g)		330	273,678
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		540	313,200
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,184,425
Harrah’s Operating Co., Inc. 5.75%, 10/01/17		514	322,535
10.75%, 2/01/16		1,016	789,940
11.25%, 6/01/17		750	802,500
Host Hotels & Resorts LP 6.875%, 11/01/14		385	393,663
Series Q 6.75%, 6/01/16		935	949,025
Isle of Capri Casinos, Inc. 7.00%, 3/01/14		620	534,750
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16		1,355	894,300
10.625%, 10/15/16		500	485,000
KB Home 6.375%, 8/15/11		125	126,563
Lennar Corp. Series B 6.50%, 4/15/16		2,500	2,350,000
Levi Strauss & Co. 8.875%, 4/01/16		742	780,955
Marina District Finance Co., Inc. 9.875%, 8/15/18(a)		95	94,763
MGM Mirage 6.625%, 7/15/15		1,222	966,907
7.625%, 1/15/17		2,060	1,617,100
8.375%, 2/01/11		524	524,000
Mohegan Tribal Gaming Authority 7.125%, 8/15/14		645	370,875
NCL Corp. Ltd. 11.75%, 11/15/16		1,000	1,105,000
Pulte Group, Inc. 5.25%, 1/15/14		590	579,675
Quiksilver, Inc. 6.875%, 4/15/15		650	601,250

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Royal Caribbean Cruises Ltd. 7.00%, 6/15/13	U.S.$	2,385	$2,435,681
8.75%, 2/02/11		346	352,920
Standard Pacific Corp. 10.75%, 9/15/16		555	584,137
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,178,575
7.875%, 5/01/12		539	575,383
Station Casinos, Inc. 6.625%, 3/15/18(e)		3,610	9,025
William Lyon Homes, Inc. 10.75%, 4/01/13		847	723,126
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20(a)		2,650	2,676,500

			27,345,307

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15		415	269,750

Consumer Cyclical - Retailers – 3.5%
Asbury Automotive Group, Inc. 7.625%, 3/15/17		77	73,535
AutoNation, Inc. 6.75%, 4/15/18		120	120,450
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		1,195	1,111,350
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		700	724,500
Couche-Tard US LP/Couche-Tard Finance Corp. 7.50%, 12/15/13		1,006	1,022,347
Dollar General Corp. 10.625%, 7/15/15		425	466,438
GameStop Corp./GameStop, Inc. 8.00%, 10/01/12		790	806,787
JC Penney Corp., Inc. 7.40%, 4/01/37		525	533,531
Limited Brands, Inc. 5.25%, 11/01/14		1,028	1,035,710
6.90%, 7/15/17		1,645	1,702,575
Ltd. Brands, Inc. 7.00%, 5/01/20		500	522,500

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Macy’s Retail Holdings, Inc. 5.75%, 7/15/14	U.S.$	960	$986,400
5.90%, 12/01/16		1,495	1,539,850
Michaels Stores, Inc. 10.00%, 11/01/14		345	359,663
11.375%, 11/01/16		565	605,962
MU Finance PLC 8.375%, 2/01/17(a)		750	723,750
Neiman Marcus Group, Inc. (The) 9.00%, 10/15/15(c)		619	626,850
Rite Aid Corp. 6.875%, 8/15/13		1,080	966,600
8.00%, 8/15/20(a)		1,000	993,750
9.50%, 6/15/17		445	352,663
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)		805	813,050
Toys R US, Inc. 7.375%, 10/15/18		900	857,250

			16,945,511

Consumer Non-Cyclical – 6.1%
ACCO Brands Corp. 7.625%, 8/15/15		1,000	955,000
10.625%, 3/15/15		760	836,000
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,763,437
Bausch & Lomb, Inc. 9.875%, 11/01/15		390	404,625
Biomet, Inc. 11.625%, 10/15/17		520	572,000
BioScrip, Inc. 10.25%, 10/01/15		500	505,625
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	525	815,231
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(c)	U.S.$	1,320	1,318,686
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		891	924,412
DaVita, Inc. 6.625%, 3/15/13		739	742,695
7.25%, 3/15/15		719	743,266
Dean Foods Co. 7.00%, 6/01/16		921	863,438
Del Monte Corp. 6.75%, 2/15/15		395	406,356
DJO Finance LLC / DJO Finance Corp. 10.875%, 11/15/14		520	557,050

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Dole Food Co., Inc. 8.00%, 10/01/16(a)	U.S.$	500	$515,625
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16(a)		500	482,500
Gentiva Health Services, Inc. 11.50%, 9/01/18(a)		425	439,875
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		670	703,500
HCA, Inc. 6.375%, 1/15/15		3,348	3,272,670
6.50%, 2/15/16		1,520	1,472,500
6.75%, 7/15/13		650	656,500
9.625%, 11/15/16(c)		2,803	3,009,721
Healthsouth Corp. 10.75%, 6/15/16		480	523,200
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		424	432,480
Jarden Corp. 7.50%, 1/15/20		780	792,675
Mylan, Inc. 7.625%, 7/15/17(a)		125	129,063
7.875%, 7/15/20(a)		750	781,875
New Albertsons, Inc. 7.45%, 8/01/29		1,220	988,200
Select Medical Corp. 7.625%, 2/01/15		1,015	956,637
Stater Brothers Holdings 8.125%, 6/15/12		594	595,485
Sun Healthcare Group, Inc. 9.125%, 4/15/15		750	782,813
Universal Hospital Services, Inc. 4.134%, 6/01/15(b)		895	762,988
Visant Corp. 7.625%, 10/01/12		883	881,896

			29,588,024

Energy – 5.8%
Antero Resources Finance Corp. 9.375%, 12/01/17		495	511,087
ATP Oil & Gas Corp. 11.875%, 5/01/15(a)		635	512,762
Chaparral Energy, Inc. 8.875%, 2/01/17		900	864,000
Chesapeake Energy Corp. 6.50%, 8/15/17		2,350	2,385,250
6.625%, 8/15/20		500	501,875

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Cie Generale de Geophysique-Veritas 7.50%, 5/15/15	U.S.$	1,285	$1,272,150
7.75%, 5/15/17		195	193,538
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		891	953,370
Complete Production Services, Inc. 8.00%, 12/15/16		1,325	1,341,562
Denbury Resources, Inc. 8.25%, 2/15/20		95	101,413
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		1,010	1,007,475
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		114	106,590
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,917,394
Hercules Offshore, Inc. 10.50%, 10/15/17(a)		604	549,640
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		1,425	1,442,812
Mariner Energy, Inc. 11.75%, 6/30/16		361	456,665
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,187,494
Offshore Group Investments Ltd. 11.50%, 8/01/15(a)		1,100	1,097,250
OPTI Canada, Inc. 8.25%, 12/15/14		1,588	1,238,640
Parker Drilling Co. 9.125%, 4/01/18(a)		520	520,000
Petrohawk Energy Corp. 7.25%, 8/15/18(a)		800	794,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,023,907
Plains Exploration & Production Co. 7.75%, 6/15/15		2,015	2,045,225
Pride International, Inc. 7.375%, 7/15/14		634	649,584
Range Resources Corp. 7.50%, 5/15/16		940	977,600
SandRidge Energy, Inc. 8.75%, 1/15/20(a)		525	498,750
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,155,687
Tesoro Corp. 6.25%, 11/01/12		680	697,000
6.50%, 6/01/17		2,260	2,175,250

			28,177,970

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 0.4%
Mueller Water Products, Inc. 8.75%, 9/01/20(a)	U.S.$	322	$322,805
Neenah Foundry Co. 15.00%, 7/29/15(f)		300	280,499
Sensus USA, Inc. 8.625%, 12/15/13		655	655,000
Yioula Glassworks SA 9.00%, 12/01/15(g)	EUR	900	741,342

			1,999,646

Services – 1.5%
Realogy Corp. 10.50%, 4/15/14	U.S.$	895	729,425
12.375%, 4/15/15		1,605	1,187,700
Service Corp. International/US 6.75%, 4/01/16		2,000	2,050,000
ServiceMaster Co. (The) 10.75%, 7/15/15(a)(c)		835	874,662
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		940	1,001,100
Travelport LLC 9.875%, 9/01/14		635	649,288
West Corp. 9.50%, 10/15/14		750	765,000

			7,257,175

Technology – 3.0%
Advanced Micro Devices, Inc. 7.75%, 8/01/20(a)		121	119,790
8.125%, 12/15/17		202	206,545
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		1,260	850,500
Amkor Technology, Inc. 9.25%, 6/01/16		860	909,450
Ceridian Corp. 11.25%, 11/15/15		450	416,813
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	666,400
First Data Corp. 9.875%, 9/24/15		831	631,560
11.25%, 3/31/16		1,100	723,250
Freescale Semiconductor, Inc. 8.875%, 12/15/14		1,380	1,279,950
10.125%, 12/15/16		1,200	984,000
Interactive Data Corp. 10.25%, 8/01/18(a)		500	515,625

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Iron Mountain, Inc. 6.625%, 1/01/16	U.S.$	1,360	$1,360,000
7.75%, 1/15/15		241	243,410
NXP BV/NXP Funding LLC 3.276%, 10/15/13(b)		1,000	935,000
9.50%, 10/15/15		920	894,700
Sanmina-SCI Corp. 8.125%, 3/01/16		500	503,750
Seagate Technology HDD Holdings 6.375%, 10/01/11		1,753	1,801,207
Serena Software, Inc. 10.375%, 3/15/16		875	868,437
SunGard Data Systems, Inc. 9.125%, 8/15/13		1,012	1,033,505

			14,943,892

Transportation - Airlines – 0.8%
AMR Corp. 9.00%, 8/01/12		1,570	1,532,712
Continental Airlines, Inc. 8.75%, 12/01/11		1,330	1,366,575
Series 2003-ERJ1 7.875%, 7/02/18		458	435,374
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		391	419,348

			3,754,009

Transportation - Railroads – 0.3%
Kansas City Southern Railway 13.00%, 12/15/13		311	375,533
Trinity Industries, Inc. 6.50%, 3/15/14		1,300	1,329,250

			1,704,783

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		1,660	1,606,050
Hertz Corp. (The) 8.875%, 1/01/14		1,145	1,176,488

			2,782,538

			267,940,102

Financial Institutions – 9.8%
Banking – 2.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	844,496
HBOS Capital Funding LP 6.071%, 6/30/14(a)	U.S.$	1,325	1,033,500

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	193

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

HT1 Funding GMBH 6.352%, 6/30/17	EUR	825	$690,007
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,750	1,531,250
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)		2,715	1,981,950
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	1,000	1,298,932
Swedbank AB 5.75%, 3/17/16	GBP	1,350	1,739,160
UT2 Funding PLC 5.321%, 6/30/16	EUR	634	646,767
Zions Bancorporation 5.50%, 11/16/15	U.S.$	665	631,444
6.00%, 9/15/15		220	211,593

			10,609,099

Brokerage – 0.6%
E*Trade Financial Corp. 7.375%, 9/15/13		995	945,250
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(e)		5,500	1,189,375
Nuveen Investments, Inc. 10.50%, 11/15/15		900	855,000

			2,989,625

Finance – 4.6%
Ally Financial, Inc. 6.75%, 12/01/14		760	751,162
6.875%, 9/15/11		2,435	2,477,612
8.00%, 11/01/31		1,332	1,312,020
Series 8 6.75%, 12/01/14		1,657	1,644,573
American General Finance Corp. 6.90%, 12/15/17		1,930	1,495,750
Capmark Financial Group, Inc. 5.875%, 5/10/12(e)		3,666	1,255,744
CIT Group, Inc. 7.00%, 5/01/13-5/01/17		6,302	6,000,459
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,657,119
iStar Financial, Inc. 10.00%, 6/15/14		350	346,500
Series B 5.125%, 4/01/11		1,725	1,617,188
Residential Capital LLC 9.625%, 5/15/15		2,945	2,915,550
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	800	1,029,007

			22,502,684

194	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Insurance – 2.1%
AGFC Capital Trust I 6.00%, 1/15/67(a)	U.S.$	2,245	$1,010,250
American International Group, Inc. 6.25%, 3/15/87		2,711	1,965,475
8.175%, 5/15/68		1,575	1,350,563
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	1,011,500
ING Capital Funding TR III 8.439%, 12/31/10		1,294	1,229,300
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		995	875,600
MBIA Insurance Corp. 14.00%, 1/15/33(a)		2,385	1,073,250
XL Capital Ltd. Series E 6.50%, 4/15/17		2,100	1,582,980

			10,098,918

Other Finance – 0.3%
Aiful Corp. 6.00%, 12/12/11(a)		1,341	1,173,375
iPayment, Inc. 9.75%, 5/15/14		675	610,031

			1,783,406

			47,983,732

Utility – 6.5%
Electric – 5.0%
AES Corp. (The) 7.75%, 3/01/14		1,430	1,496,137
8.00%, 10/15/17		1,240	1,305,100
8.75%, 5/15/13(a)		59	59,959
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,244,375
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,019,224
Dynegy Holdings, Inc. 7.75%, 6/01/19		2,360	1,522,200
8.375%, 5/01/16		980	732,550
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10		44	43,488
Series B 7.67%, 11/08/16		1,222	1,112,020
Edison Mission Energy 7.00%, 5/15/17		3,840	2,620,800

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	195

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

7.50%, 6/15/13	U.S.$	360	$328,050
7.75%, 6/15/16		295	217,194
Energy Future Holdings Corp. 10.875%, 11/01/17		304	180,880
Series P 5.55%, 11/15/14		957	480,893
Series Q 6.50%, 11/15/24		3,106	1,211,340
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	761,098
Mirant Americas Generation LLC 8.50%, 10/01/21		2,325	2,098,312
NRG Energy, Inc. 7.25%, 2/01/14		420	428,400
7.375%, 2/01/16-1/15/17		2,955	2,977,162
8.25%, 9/01/20(a)		975	981,094
RRI Energy, Inc. 7.625%, 6/15/14		765	751,612
7.875%, 6/15/17		840	774,900
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15		1,401	893,137

			24,239,925

Natural Gas – 1.5%
El Paso Corp. Series G 7.375%, 12/15/12		745	790,331
7.75%, 1/15/32		855	860,666
El Paso Pipeline Partners Operating Co. LLC 6.50%, 4/01/20		1,050	1,120,944
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,668,600
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,778,238
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, 12/15/13		1,089	1,138,005

			7,356,784

			31,596,709

196	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Credit Default Index Holdings – 4.3%
DJ CDX.NA.HY-100 – 4.3%
CDX North America High Yield Series 5-T2 7.25%, 12/29/10(a)	U.S.$	3,881	$3,968,299
Series 8-T1 7.625%, 6/29/12(a)		15,660	16,717,050

			20,685,349

Total Corporates - Non-Investment Grades (cost $350,203,311)			368,205,892

CORPORATES - INVESTMENT GRADES – 11.3%
Industrial – 5.2%
Basic – 0.7%
ArcelorMittal USA, Inc. 6.50%, 4/15/14		581	639,707
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		485	538,350
Mosaic Co. (The) 7.625%, 12/01/16(a)		1,375	1,496,279
Teck Resources Ltd. 9.75%, 5/15/14		680	842,496

			3,516,832

Capital Goods – 0.5%
Owens Corning 6.50%, 12/01/16		710	760,424
7.00%, 12/01/36		1,055	1,076,598
Tyco International Finance SA 8.50%, 1/15/19		375	500,952

			2,337,974

Communications - Media – 0.2%
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 6.375%, 6/15/15		811	839,385

Communications - Telecommunications – 0.8%
Alltel Corp. 7.875%, 7/01/32		450	603,427
American Tower Corp. 7.00%, 10/15/17		310	358,438

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	197

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Qwest Corp. 6.50%, 6/01/17	U.S.$	770	$826,787
6.875%, 9/15/33		2,240	2,200,800

			3,989,452

Consumer Cyclical - Automotive – 0.3%
Volvo Treasury AB 5.95%, 4/01/15(a)		1,250	1,353,116

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,443	1,458,478

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.302%, 6/01/62		575	527,563

Consumer Non-Cyclical – 0.3%
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13		745	826,937
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		832	867,330

			1,694,267

Energy – 1.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,435	1,421,220
BP Capital Markets PLC 4.75%, 3/10/19		279	273,719
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	884,267
TNK-BP Finance SA 7.25%, 2/02/20(a)		204	223,380
7.50%, 7/18/16(a)		520	577,200
Transocean, Inc. 6.80%, 3/15/38		844	807,163
Williams Cos., Inc. (The) 7.875%, 9/01/21		470	570,790

			4,757,739

Other Industrial – 0.3%
Noble Group Ltd. 6.625%, 3/17/15(a)		1,400	1,443,750

Services – 0.2%
Expedia, Inc. 8.50%, 7/01/16		1,070	1,168,975

198	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Technology – 0.5%
Motorola, Inc. 7.50%, 5/15/25	U.S.$	1,470	$1,748,915
Xerox Corp. 6.40%, 3/15/16		535	617,047

			2,365,962

			25,453,493

Financial Institutions – 5.0%
Banking – 3.0%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	769	999,016
American Express Co. 6.80%, 9/01/66	U.S.$	900	877,500
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,400	910,000
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	439,698
5.926%, 12/15/16(a)	U.S.$	1,300	1,137,500
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		435	467,718
Capital One Financial Corp. 6.75%, 9/15/17		663	786,248
Citigroup, Inc. 5.50%, 4/11/13		400	424,694
Countrywide Financial Corp. 5.80%, 6/07/12		515	547,739
6.25%, 5/15/16		1,221	1,309,127
Countrywide Home Loans, Inc.
Series L 4.00%, 3/22/11		56	57,022
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		1,565	1,629,204
National Capital Trust II 5.486%, 3/23/15(a)		647	597,816
Unicredito Italiano Capital Trust III 4.028%, 10/27/15	EUR	1,300	1,227,365
Wachovia Bank NA 6.75%, 5/25/17	AUD	2,050	1,669,682
Zions Bancorporation 7.75%, 9/23/14	U.S.$	1,480	1,554,542

			14,634,871

Finance – 0.2%
SLM Corp.
5.125%, 8/27/12		255	250,209
8.00%, 3/25/20		525	459,375
Series A 5.00%, 10/01/13		400	377,000

			1,086,584

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	199

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Insurance – 1.4%
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66	U.S.$	952	$647,360
Coventry Health Care, Inc. 5.875%, 1/15/12		683	710,446
5.95%, 3/15/17		60	60,043
6.125%, 1/15/15		30	31,200
6.30%, 8/15/14		185	197,287
Crum & Forster Holdings Corp. 7.75%, 5/01/17		760	785,650
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	471,974
Metlife Capital Trust IV 7.875%, 12/15/67(a)		750	761,250
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,075	1,305,839
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	769,807
XL Capital Finance Europe PLC 6.50%, 1/15/12	U.S.$	1,000	1,046,779

			6,787,635

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20(a)		842	829,370
ProLogis 6.875%, 3/15/20		1,250	1,220,019

			2,049,389

			24,558,479

Utility – 0.9%
Electric – 0.8%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(a)		380	410,385
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		596	685,464
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	546,181
6.80%, 9/01/18		640	777,259
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	507,642
Teco Finance, Inc. 6.572%, 11/01/17		500	586,869
7.00%, 5/01/12		332	359,347

			3,873,147

200	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Natural Gas – 0.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28	U.S.$	570	$633,402

			4,506,549

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)		640	710,824

Total Corporates - Investment Grades (cost $48,074,060)			55,229,345

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%
Non-Agency Fixed Rate CMBS – 2.4%
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	888,451
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.019%, 6/15/38		2,375	2,584,597
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		1,100	1,145,278
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,962,932
Series 2007-LD11, Class A4 6.006%, 6/15/49		2,000	2,047,976
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	1,988,053
Morgan Stanley Capital I 5.073%, 8/13/42		1,125	995,028

			11,612,315

Non-Agency Floating Rate CMBS – 0.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.396%, 7/15/44		1,170	996,792

Total Commercial Mortgage-Backed Securities (cost $11,348,351)			12,609,107

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	201

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.9%
Industrial – 1.9%
Basic – 0.3%
Vedanta Resources PLC 8.75%, 1/15/14(a)	U.S.$	1,400	$1,459,500

Communications - Telecommunications – 0.3%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications 8.375%, 4/30/13(a)		1,560	1,649,700

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 10.25%, 5/15/18(a)		460	492,200

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Proprietary Ltd. 6.219%, 6/15/15(a)(b)	EUR	1,200	1,026,473

Consumer Non-Cyclical – 0.7%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	1,025,000
Foodcorp Ltd. 8.875%, 6/15/12(a)	EUR	1,128	1,452,687
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	1,000	1,028,750

			3,506,437

Other Industrial – 0.3%
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	689	637,091
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)	U.S.$	450	558,857

			1,195,948

Total Emerging Markets - Corporate Bonds (cost $8,791,084)			9,330,258

BANK LOANS – 1.5%
Industrial – 1.2%
Capital Goods – 0.3%
Hawker Beechcraft Acquisition Company LLC 10.50%, 3/26/14(b)		1,241	1,227,697

202	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Other – 0.3%
Las Vegas Sands 3.01%, 11/23/16(b)	U.S.$	1,595	$1,445,285

Energy – 0.4%
Ashmore Energy International 3.53%, 3/30/12(b)		250	230,920
3.53%, 3/30/14(b)		2,072	1,916,857

			2,147,777

Services – 0.2%
Koosharem LLC 10.25%, 6/30/14(b)		1,403	1,080,193

			5,900,952

Financial Institutions – 0.3%
Finance – 0.3%
AGFS Funding Company 7.25%, 4/21/15(b)		875	862,348
CIT Group, Inc. 6.25%, 8/11/15(b)		821	818,250

			1,680,598

Total Bank Loans (cost $7,232,696)			7,581,550

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		400	436,000
9.125%, 7/02/18(a)		950	1,140,000

			1,576,000

Russia – 0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		1,455	1,509,562

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	900,000

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17		2,250	1,288,125

Total Quasi-Sovereigns (cost $4,125,830)			5,273,687

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	203

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES – 1.0%
Home Equity Loans - Fixed Rate – 0.6%
Countrywide Asset-Backed Certificates 5.054%, 10/25/35	U.S.$	737	$516,985
Series 2006-15, Class A3 5.689%, 10/25/46		1,525	1,104,701
Lehman XS Trust 5.72%, 5/25/37		1,580	967,302

			2,588,988

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 4.949%, 2/25/37(b)		1,750	1,082,830
GSAA Home Equity Trust Series 2006-6, Class AF5 6.105%, 3/25/36(b)		1,630	985,737

			2,068,567

Total Asset-Backed Securities (cost $4,553,627)			4,657,555

GOVERNMENTS - TREASURIES – 0.9%
Brazil – 0.5%
Brazilian Government International Bond 12.50%, 1/05/16	BRL	3,700	2,408,029

Greece – 0.4%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	3,300	2,184,889

Total Governments - Treasuries (cost $4,470,185)			4,592,918

EMERGING MARKETS - SOVEREIGNS – 0.7%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15	U.S.$	2,100	1,763,650

204	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Ukraine – 0.3%
Ukraine Government International Bond 6.75%, 11/14/17(a)	U.S.$	930	$924,048
6.875%, 3/04/11(a)		700	701,750

			1,625,798

Total Emerging Markets - Sovereigns (cost $2,564,140)			3,389,448

CMOS – 0.7%
Non-Agency Floating Rate – 0.4%
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.886%, 8/25/47(b)		1,466	887,636
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.13%, 4/25/47(b)		2,131	1,151,839

			2,039,475

Non-Agency ARMs – 0.3%
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1 5.325%, 11/25/37		1,716	1,161,079

Total CMOs (cost $3,078,965)			3,200,554

	Shares
PREFERRED STOCKS – 0.6%
Financial Institutions – 0.6%
Finance – 0.4%
Ally Financial, Inc. 7.00%(a)		1,687	1,393,515
Citigroup Capital XII 8.50%		29,000	761,250

			2,154,765

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		624	725,400

			2,880,165

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	12,053

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	205

High-Yield Portfolio—Portfolio of Investments

	Shares		U.S. $ Value

Federal National Mortgage Association 8.25%		54,625	$18,846

			30,899

Total Preferred Stocks (cost $4,245,973)			2,911,064

COMMON STOCKS – 0.5%
Broder Brothers Co.		28,873	0
Charter Communications, Inc.(h)		11,716	401,273
CIT Group, Inc.(h)		32,389	1,188,028
Greektown Superholdings, Inc.(g)(i)		397	38
Neenah Enterprises, Inc.(f)(i)		58,199	174,597
Smurfit-Stone Container(h)		40,641	697,806
Total Common Stocks (cost $3,552,707)			2,461,742

	Principal Amount (000)
EMERGING MARKETS - TREASURIES – 0.4%
Turkey – 0.4%
Turkey Government Bond 11.00%, 8/06/14 (cost $1,662,073)	TRY	2,450	1,731,148

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Kazakhstan – 0.2%
Kazatomprom 6.25%, 5/20/15(a) (cost $866,235)	U.S.$	875	929,688

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
California ST 7.95%, 3/01/36 (cost $703,057)		700	753,410

	Shares
WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(h) (cost $46,050)		23,024	161,168

206	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Notional Amount	U.S. $ Value

OPTION PURCHASED - CALL – 0.0%
IRS USD RTR Expiration: May `11, Exercise Price: $2.2(h) (cost $40,500)	15,000,000	$83,509

Total Investments – 99.0% (cost $455,558,844)		483,102,043
Other assets less liabilities – 1.0%		4,648,677

Net Assets – 100.0%		$487,750,720

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro settling 10/28/10	16,500	$20,905,583	$20,908,125	$ (2,542)
Pound Sterling settling 9/27/10	1,028	1,566,184	1,576,046	(9,862)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Goldman Sachs Bank: Hellenic Republic 5.90%, 10/22/22, 6/20/15*	(0.00)%	9.2524%	$4,250	$114,553	$—	$114,553
Morgan Stanley Capital Services Inc.: XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	1.3319	1,260	(84,019)	(65,488)	(149,507)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $117,222,624 or 24.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(c)	Pay-In-Kind Payments (PIK).

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	207

High-Yield Portfolio—Portfolio of Investments

(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	8/31/07	$571,271	$273,678	0.05%
Greektown Holdings LLC 10.75%, 12/01/13	7/19/10	34,702	30,188	0.01%
Greektown Superholdings, Inc.	7/19/10	38	38	0.00%
Yioula Glassworks SA 9.00%, 12/01/15	6/09/09	549,976	741,342	0.15%

(h)	Non-income producing security.

(i)	Fair valued.

Currency Abbreviations

AUD	– Australian Dollar
BRL	– Brazilian Real
EUR	– Euro
GBP	– Pound Sterling
TRY	– Turkish Lira

Glossary:

ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
CMOs	– Collateralized Mortgage Obligations
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

208	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy2 (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).3

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),4 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

1	It should be noted that the information in the fee summary was completed on July 22, 2010 and presented to the Board of Trustees on August 3-5, 2010.

2	Formerly known as Wealth Preservation Strategy.

3	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

4	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Bond Inflation Protection Portfolio (Prior to April 16, 2010 known as Inflation Protected Securities Portfolio), High Yield Portfolio and Volatility Management Portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	209

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees[6]	Net Assets 06/30/10 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,957.4	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$1,478.5	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$685.0	Conservative Wealth Strategy

The Adviser requested that the Trustees approve and submit for shareholder approval an amendment to the Strategies’ and Pooling Portfolios’ Investment Advisory Agreement to provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategies and Pooling Portfolios.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fees for the Strategies are based on a percentage of the average daily net assets of the Strategies and paid on a monthly basis.

210	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Set forth below are the total expense ratios of the Strategies for the most recent semi-annual period:7

Strategy	Total Expense Ratio (02/28/10)			Fiscal Year End
Balanced Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.69 0.99 1.72 1.70 1.34 1.02 0.67	% % % % % % %	August 31

Wealth Appreciation Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.81 1.11 1.85 1.82 1.43 1.12 0.79	% % % % % % %	August 31

Conservative Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.70 1.00 1.72 1.71 1.35 1.04 0.71	% % % % % % %	August 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the

7	Expense ratios include expenses of the underlying Pooling Portfolios in which the Strategies invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six months ended February 28, 2010, the estimated annualized blended expense ratios related to the Pooling Portfolios were 0.03%, 0.02% and 0.03%, respectively.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	211

greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 With respect to the Strategies, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying

8	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

212	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

their insurance contracts. Certain of the AVPS portfolios have similar investment styles as Balanced Wealth Strategy, and their fee schedule is set forth below:9

Strategy	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Strategies:

Strategy	Luxembourg Fund	Fee[10]
Balanced Wealth Strategy	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

Conservative Wealth Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance Neutral[11]	0.70%

Wealth Appreciation Strategy	Aggressive[11]	0.75%

Conservative Wealth Strategy	Alliance Global Balance Conservative[11]	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

9	The AVPS were also affected by the settlement between the Adviser and the NYAG. As a result, these funds have the same breakpoints in their advisory fee schedules as the Strategies.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

11	This ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	213

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included each Strategy’s ranking with respect to the contractual management fee relative to the median of the Strategy’s Lipper Expense Group (“EG”)13 at the approximate current asset level of the Strategy.14 Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Group Median (%)	Rank
Balanced Wealth Strategy	0.550	0.573	5/10
Wealth Appreciation Strategy[15],[16]	0.650	0.757	1/9
Conservative Wealth Strategy	0.550	0.550	4/7

12	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Strategies with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized strategies that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different strategies categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

15	The Strategy’s EG includes the Strategy, two other Global Multi-Cap Core funds (“GMLC”), two Global Large-Cap Core funds (“GLCC”) and four Global Large-Cap Growth funds (“GLCG”).

16	Excluding the Strategy’s out-of-category peers, the Strategy’s EG median and ranking would have been 0.743 and 1/3, respectively.

214	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

However, because Lipper had expanded the EG of the Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.17

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.18

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[19]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	1.048	1.142	2/10	1.168	9/41
Wealth Appreciation Strategy[20],[21]	1.177	1.430	2/9	1.502	7/53
Conservative Wealth Strategy	1.043	1.067	3/7	1.115	8/23

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

19	The total expense ratios shown are for the Strategies’ Class A shares during the most recently completed fiscal year.

20	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC, GLCC and GLCG, excluding outliers.

21	Excluding the Strategy’s out-of-category peers, the Strategy’s EG, EU medians and EG, EU rankings would have been 1.279, 1.402 and 1/3, 3/13, respectively.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	215

Based on this analysis, except for Wealth Appreciation Strategy, the Strategies have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Except for Conservative Wealth Strategy, the contractual management fees of the Strategies are lower than their respective EG medians. The Strategies’ total expense ratios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 4, 2010 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Strategies. See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser’s profitability for investment advisory services increased in 2009 relative to 2008 for Conservative Wealth Strategy but decreased for Balanced Wealth Strategy and Wealth Appreciation Strategy.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or Pooling Portfolios receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

216	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$259,309
Wealth Appreciation Strategy	$100,390
ConservativeWealth Strategy	$113,797

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$11,562,740	$1,123,849
Wealth Appreciation Strategy	$5,728,942	$427,755
Conservative Wealth Strategy	$4,317,301	$681,726

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[22]
Balanced Wealth Strategy	$1,142,156	$5,358
Wealth Appreciation Strategy	$1,090,813	$5,066
Conservative Wealth Strategy	$325,128	$1,619

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the most recently completed fiscal year, none of the Pooling Portfolios effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”. The Adviser represented that SCB’s profitability from any future dealings conducted with the Pooling Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

22	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	217

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

24	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

26	The two dimensional analysis showed patterns of lower advisory fees for strategies with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and strategies from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as strategies surpassed a certain high level of assets.

218	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $458 billion as of June 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1, 3 and 5 year net performance rankings27 of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)28 for the periods ended May 31, 201029:

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 Year	18.30	14.88	15.92	3/10	18/82
3 Year	-5.12	-4.54	-2.86	7/10	68/80
5 Year	2.34	1.62	2.58	4/9	38/66

Wealth Appreciation Strategy
1 Year	18.06	18.06	14.92	2/3	5/21
3 Year	-11.70	-11.70	-9.44	2/3	17/19
5 Year	-0.04	3.60	1.40	3/3	12/13

Conservative Wealth Strategy
1 Year	12.93	15.98	14.41	5/7	59/83
3 Year	-1.04	-1.59	0.23	3/7	59/74
5 Year	2.90	2.50	3.29	2/5	35/53

27	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. It should be noted that performance returns of the Strategies were provided by the Adviser. The Adviser’s returns for the Strategies may be one or two basis points different from Lipper’s Strategy returns due to rounding. Lipper maintains its own database for performance of the Strategies.

28	A Strategy’s PG/PU may not be necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

29	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at different point in time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	219

Set forth below are the 1, 3, and 5 year and since inception performance returns of the Strategies (in bold) versus their benchmarks for the periods ending May 31, 2010:30

	Periods Ending May 31, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy	18.30	-5.12	2.34	4.30
60% S&P 500 / 40% Barclays Capital U.S. Aggregate Index	16.13	-2.27	2.62	4.24
S&P 500 Index	20.99	-8.69	0.31	2.99
Barclays Capital U.S. Aggregate Index	8.42	6.88	5.33	5.42
Inception Date: September 2, 2003

Wealth Appreciation Strategy	18.06	-11.70	-0.04	2.95
70% S&P 500 / 30% MSCI EAFE Net Index	16.48	-9.93	0.70	4.00
S&P 500 Index	20.99	-8.69	0.31	2.99
MSCI EAFE Net Index	6.38	-13.05	1.35	6.14
Inception Date: September 2, 2003

Conservative Wealth Strategy	12.93	-1.04	2.90	4.01
70% Barclays Capital U.S. Aggregate / 30% S&P 500 Index	12.33	2.39	4.09	4.93
Barclays Capital U.S. Aggregate Index	8.42	6.88	5.33	5.42
S&P 500 Index	20.99	-8.69	0.31	2.99
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 02, 2010

30	The performance returns are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

220	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	221

AllianceBernstein Family of Funds

NOTES

222	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	223

NOTES

224	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0810

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms KPMG LLP in 2009 and Ernst & Young LLP in 2010, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Balanced Wealth Strategy	2009	$22,681		$7,500
	2010	$19,120		$12,913	***

AllianceBernstein Wealth Appreciation Strategy	2009	$22,681		$7,500
	2010	$19,120		$12,913	***

AllianceBernstein Conservative Wealth Strategy*	2009	$22,681		$7,500
	2010	$19,120		$12,913	***

AllianceBernstein Tax-Managed Balanced Wealth Strategy	2009	$36,753		$8,600
	2010	$36,500		$17,986	***

AllianceBernstein Tax-Managed Wealth Appreciation Strategy	2009	$36,753		$7,500
	2010	$30,500		$17,086	***

AllianceBernstein Tax-Managed Conservative Wealth Strategy**	2009	$36,753		$8,600
	2010	$36,500		$15,286	***

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firms. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Balanced Wealth Strategy	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$606,440	$ $ $	140,628 (127,715 (12,913	) )***
AllianceBernstein Wealth Appreciation Strategy	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$606,440	$ $ $	140,628 (127,715 (12,913	) )***
AllianceBernstein Conservative Wealth Strategy*	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$606,440	$ $ $	140,628 (127,715 (12,913	) )***
AllianceBernstein Tax-Managed Balanced Wealth Strategy	2009	$257,649	$ $ $	8,600 — (8,600)
	2010	$611,513	$ $ $	145,701 (127,715 (17,986	) )***
AllianceBernstein Tax-Managed Wealth Appreciation Strategy	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$610,613	$ $ $	144,801 (127,715 (17,086	) )***
AllianceBernstein Conservative Tax-Managed Wealth Strategy**	2009	$257,649	$ $ $	8,600 — (8,600)
	2010	$608,813	$ $ $	143,001 (127,715 (15,286	) )***

*	Formerly AB Wealth Preservation Strategy
**	Formerly AB TM Wealth Preservation Strategy
***	Includes payments to KPMG

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 29, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: October 29, 2010